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          LB SERIES FUND, INC.
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Annual Report
for Variable Products

December 31, 2001

[LUTHERAN BROTHERHOOD LOGO OMITTED]

Our Message to You

Dear Member:

Enclosed is the LB Series Fund, Inc., Annual Report for the 12 months ended December 31, 2001.

In my 40 years in the banking and investment business, there was never a more tumultuous year than 2001. It began with the remnants of a bitterly contested presidential election, early warnings of a flagging economy, and fading consumer confidence. As the year wore on, the markets tumbled, a long-feared recession began to take shape, and the Federal Reserve continued one of the most aggressive interest rate-cutting campaigns in its history. Then, the life-altering events of September 11th, the fears of anthrax, and the new war on terrorism tested the strength of the American people and their economy.

Both have been bruised, yet both have shown their incredible resilience.

In the "Economic and Market Overview" that follows, Randy Boushek, Lutheran Brotherhood Senior Vice President and Chief Investment Officer, has prepared a summary of the forces influencing the performance of your investments during the 12-month period. Following the Overview, each portfolio manager of the LB Series Fund, Inc., reviews his or her portfolio, describing its performance, market conditions and management strategies during the year ended December 31, 2001.

[PHOTO OMITTED: ROLF F. BJELLAND]

Change is on our doorstep. With the January completion of the merger of Lutheran Brotherhood and Aid Association for Lutherans of Appleton, Wisconsin, we see two well-respected Fortune 500 firms combine their resources to serve and strengthen the Lutheran community.

No investment objectives of AAL or LB investment products have changed as a result of the merger. However, since the completion of the merger on January 1, 2002, we have been working very hard to integrate all AAL and LB operations into one new organization. This includes the investment management function. Both companies had significant experience and strength in managing investments, and the integration of our investment operations combines our individual strengths. We will keep you informed of any change in the portfolio management staff.

In November, we added seven new investment portfolios to the LB Series Fund, Inc., for use in Lutheran Brotherhood and Lutheran Brotherhood Variable Insurance Products Company (LBVIP) variable annuity products. While these portfolios are too new to have performance reviews in this report, we have included their financial statements as of December 31, 2001. These additions mark a new level of choice for members who own variable annuities. Two of the new portfolios are managed internally by the investment professionals of AAL/LB. The remaining five new portfolios are subadvised by four of the nations largest and most-respected money managers: T. Rowe Price, MFS, Fidelity Investments, and Franklin Templeton. Prospectuses for these new portfolios were mailed in November, and again in January, after the completion of the merger.

Watch your mail for more information as the work to fully merge the operations of AAL and LB continues. It promises to be an exciting journey that will change forever what it means to be a leading fraternal benefit society.

Thank you for turning to us for your financial solutions.

Sincerely,

/s/ Rolf F. Bjelland
Rolf F. Bjelland
Chairman
LB Series Fund, Inc.

Economic and Market Overview

December 31, 2001

[PHOTO OMITTED: RANDALL L. BOUSHEK]

Randall L. Boushek
Senior Vice President and Chief Investment Officer

The U.S. capital markets saw continued volatility during the 12 months ended December 31, 2001, triggered by a slowing economy, reduced corporate profitability and the heart-wrenching events in September. On balance, small- and mid-cap stocks fared the best, while large-company growth stocks delivered disappointing returns. In the fixed-income markets, a shakeout in the telecommunications industry along with tightened bank lending standards depressed high-yield bond prices, even as investment-grade bonds flourished.

U.S. Economy
Following a decade of sustained economic growth, the U.S. economy lost momentum in 2001, straining corporate profit margins and eroding stock market returns. Hampered by high debt levels and excess industrial capacity, U.S. manufacturers made sharp cutbacks in capital spending-a key driver of economic growth. As a result, annualized U.S. gross domestic product decelerated during the first half of the year before declining 1.3% in the third quarter. In addition, an exceptionally strong dollar hastened a decline in U.S. exports.

As the year progressed, fallout from the slowing economy extended into the labor markets, causing the national unemployment rate to rise from 4.0% in January to a six-year high of 5.8% in December. Despite an ensuing slowdown in consumer spending, vehicle and home sales remained brisk in many regions of the country, and consumer confidence showed signs of improving late in the period.

Inflation & Monetary Policy
With business spending on the decline, inflationary pressures were minimal during the period, with most price increases limited to the energy sector. As producers increased capacity later in the year, however, energy costs were largely contained with underlying commodity prices lower. Even after factoring in better-than-expected holiday sales in the fourth quarter, the Consumer Price Index rose by a modest 1.6% during the year.

After two years of tighter monetary conditions, the Federal Reserve reversed course in 2001, aggressively cutting interest rates in an extraordinary effort to revive the ailing U.S. economy. Through a series of 11 easing initiatives, the Fed sliced the targeted federal funds rate from 6.00% in January to 1.75% in December-a level not seen since 1961. While lower interest rates helped fuel a mortgage refinancing boom, most businesses were slower to respond, owing to a buildup of inventories and relatively high debt levels.

Equity Performance
 The market for growth stocks was turbulent during the first three quarters of the year, roiled by weak corporate earnings and the sluggish U.S. economy. In this fragile environment, most market participants shifted their focus from future growth prospects to bottom-line results. Firms whose earnings didn't meet analysts' expectations were swiftly punished with falling share prices, regardless of industry or sector. Adding to the tumult, most major stock indices dropped sharply in the weeks following September 11. With many stocks oversold by late September, equity valuations recovered in the fourth quarter, led by advances in smaller-company shares.

Large-capitalization stocks generally sustained the greatest losses during the period. With a total return of -11.89%, the large-company S&P 500 Index lost about 10% of its value for the second time in as many years. In comparison, small- and mid-cap stocks fared much better, with the S&P MidCap 400 Index returning -0.60% and the small-company Russell 2000 Index up 2.60%. The continued poor performance of technology stocks was reflected in the technology-heavy NASDAQ Index, which fell by 20.82%.

Fixed-Income Performance
 Investment-grade bonds posted solid returns, particularly during the first three quarters of the year. As interest rates declined and yield curves steepened, longer-dated corporate bonds outperformed, despite widespread weakness in company earnings. Demand for U.S. Treasury bonds, meanwhile, was contained primarily to short- and intermediate-term issues. During the fourth quarter, high-quality bond performance grew more erratic, owing to a sharp increase in credit sensitivity.

High-yield bonds remained volatile throughout much of the period, largely as a result of deteriorating conditions in the telecommunications industry. After a strong run in the late 1990s, many telecommunications providers experienced declining consumer demand in 2001, coupled with a credit squeeze that crippled cash flows. While many telecommunications credits lost ground as a result, other segments of the high-yield bond market saw measurable improvements in overall market value.

Outlook
 Despite a number of infirmities still gripping the U.S. economy, we remain cautiously optimistic as we move into 2002. With certain fiscal initiatives already in place, the Federal Reserve has further increased prospects for economic growth through its aggressive approach to monetary policy. While consumers have already reaped benefits in the form of reduced borrowing costs, most companies will require more time for the effects of monetary easing to take hold. Only after businesses have pared inventories and lightened debt loads is economic output likely to increase. In the meantime, we anticipate few changes in the prevailing interest rates, as the Fed awaits evidence of economic firming.

With the excesses of the late 1990s largely wrung from the financial markets, we expect to see less volatility in 2002, along with a return to more sustainable security valuations. Nonetheless, investors are likely to remain guarded over the coming months and, until corporate profitability improves, prospects for a prolonged bull market appear limited at best. The past 12 months have demonstrated the remarkable resilience of the financial markets, as well as the importance of adhering to a long-term investment plan. We extend heartfelt thanks and warmest wishes to our family of investors and pray for fewer global disruptions in the year to come.

Opportunity Growth Portfolio

LB Series Fund, Inc.

[PHOTO OMITTED: BRIAN L. THORKELSON]

Brian L. Thorkelson, an assistant vice president of Lutheran Brotherhood, is portfolio manager of the Opportunity Growth Portfolio and the Mid Cap Growth Portfolio. He has been with Lutheran Brotherhood since 1987.

Opportunity Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of small companies.

Portfolio Facts
Inception Date:   1/18/96
Total Net Assets
(In millions):     $361.1

Small-company stock performance varied during the 12 months ended December 31, 2001, with the very smallest stocks registering the greatest gains. Hurt by an underweighting in "microcap" issues, the LB Series Fund, Inc. Opportunity Growth Portfolio posted a -18.01% total return during this time, while its market benchmark, the small-company Russell 2000 Index, returned 2.60%. The Portfolio's Lipper, Inc. peer group of similar small-company growth stock portfolios posted an average total return of -12.40% for the same period.

"Microcaps" Outperform
Small-company growth stocks trended lower early in the year, hindered by the weakness in the technology sector and a downturn in corporate earnings. Market sentiment was reflected in the technology-heavy NASDAQ Index, which lost over 25% of its value during the first quarter, marking the worst three months in its history. Another significant trend involved the performance of "microcaps"-stocks issued by firms with very small market capitalizations-which greatly outpaced larger-company issues. With little exposure to these highly risky stocks, the Portfolio underperformed its peer group of small-cap funds by a wide margin through the first half of the year.

On the heels of a strong second quarter, small-cap growth stocks retreated in July and August amid growing economic uncertainty. We responded by increasing the Portfolio's cash levels and keeping our technology allocation to market-neutral levels. This strategy helped cushion the Portfolio in September, when growth stocks sustained heavy losses following the attacks on New York and Washington. Nonetheless, the Portfolio's returns were negatively affected by these events.

In October, we began actively deploying the Portfolio's cash reserves, with an emphasis on early-cycle growth issues. This strategy coincided with a fourth-quarter rally in the small-cap market, led by advances in computer software, communications equipment and semiconductor shares. While our continued underweighting in high-flying microcap issues hurt the Portfolio's relative performance, we were able to narrow the disparity through strong stock selection in the computer software and services, retail, and the food and beverage market segments.

Outlook
 Looking ahead, we remain concerned about flagging consumer confidence and a recent spike in jobless claims. These are clear indicators that the U.S. economy is still in a weakened state. Nonetheless, we believe conditions are ripe for an economic recovery during 2002. When the U.S. economy does finally regain its footing, there should be no shortage of catalysts to help it along, including lower energy costs, attractive interest rates and the potential for a Congressional fiscal stimulus package. With small-cap stocks coming off a strong fourth quarter, market participants are already demonstrating increased optimism, with most pinning their hopes on an improvement in corporate earnings.

On balance, we expect to see less stock market volatility in the coming year, but only after the economy has pulled itself out of the doldrums. Over the near-term, we will modestly increase our technology allocation, while trimming our position in consumer cyclicals-most of which have extracted their immediate return potential. With forward visibility still hazy, we do not anticipate making any major sector plays over the coming months, but will continue to seek out stable, growth-oriented companies to add to the Portfolio's existing base of diversified small-company stocks.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

                                         Portfolio Composition
                                           (% of Portfolio)
                                         Common Stocks - 97.3%
                                     Short-Term Securities - 2.7%

                                         % of
Top 10 Holdings                        Portfolio
------------------------------------------------
Copart, Inc.                             0.7%
Performance Food Group Co.               0.7%
Whole Foods Market, Inc.                 0.7%
Medicis Pharmaceutical Corp., Class A    0.7%
Career Education Corp.                   0.6%
Affiliated Managers Group, Inc.          0.6%
Cabot Microelectronics Corp.             0.6%
Microtune, Inc.                          0.6%
Iron Mountain, Inc.                      0.6%
Cephalon, Inc.                           0.6%

Footnote reads: These holdings represent 6.4% of the total investment portfolio.

[GRAPHIC OMITTED:  TOP 10 INDUSTRIES]

Top 10 Industries

Computers - Software & Services         12.4%
Computers - Hardware                     9.9%
Retail                                   7.1%
Biotechnology                            6.7%
Services                                 6.3%
Electronics                              5.5%
Distributors - Food & Health             5.4%
Oil & Gas                                4.2%
Telephone & Telecommunications           3.9%
Health Care Management                   3.3%

Footnote reads: These industries represent 64.7% of the total investment portfolio.

[GRAPHIC WORM CHART OMITTED:]
                                 Performance Through December 31, 2001
                               Growth of $10,000 Invested Since 1/31/96

              Opportunity
                Growth     Russell 2000    Consumer
               Portfolio       Index      Price Index
               _________     _________    __________
01/31/96       10,000       $10,000        10,000
02/29/96       10,416        10,312        10,032
03/31/96       10,722        10,525        10,084
04/30/96       11,944        11,089        10,123
05/31/96       12,716        11,525        10,142
06/30/96       11,871        11,052        10,149
07/31/96       10,855        10,087        10,168
08/31/96       11,499        10,673        10,188
09/30/96       12,342        11,090        10,220
10/31/96       11,364        10,920        10,253
11/30/96       10,954        11,369        10,272
12/31/96       11,302        11,667        10,272
01/31/97       11,528        11,901        10,304
02/28/97       10,533        11,613        10,337
03/31/97        9,415        11,065        10,363
04/30/97        9,009        11,095        10,376
05/31/97       10,338        12,329        10,369
06/30/97       10,887        12,858        10,382
07/31/97       11,454        13,456        10,395
08/31/97       11,721        13,764        10,415
09/30/97       13,018        14,772        10,440
10/31/97       12,246        14,123        10,466
11/30/97       11,776        14,032        10,460
12/31/97       11,407        14,277        10,447
01/31/98       11,063        14,052        10,466
02/28/98       11,739        15,090        10,486
03/31/98       12,175        15,712        10,505
04/30/98       12,216        15,798        10,525
05/31/98       11,219        14,947        10,544
06/30/98       11,305        14,978        10,557
07/31/98       10,451        13,765        10,570
08/31/98        8,200        11,094        10,583
09/30/98        8,812        11,963        10,596
10/31/98        9,345        12,451        10,622
11/30/98        9,990        13,104        10,622
12/31/98       11,066        13,915        10,615
01/31/99       10,904        14,096        10,641
02/28/99        9,855        12,959        10,654
03/31/99       10,027        13,162        10,687
04/30/99       10,242        14,341        10,764
05/31/99       10,645        14,553        10,764
06/30/99       11,352        15,207        10,764
07/31/99       11,343        14,787        10,797
08/31/99       10,861        14,243        10,823
09/30/99       11,168        14,243        10,874
10/31/99       11,244        14,304        10,894
11/30/99       12,273        15,175        10,900
12/31/99       14,114        16,893        10,900
01/31/00       13,482        16,619        10,926
02/28/00       16,061        19,366        10,991
03/31/00       15,285        18,092        11,082
04/30/00       13,959        17,003        11,088
05/31/00       13,037        16,010        11,095
06/30/00       14,818        17,409        11,159
07/31/00       13,786        16,864        11,179
08/31/00       15,646        18,144        11,192
09/30/00       15,185        17,607        11,250
10/31/00       14,580        16,822        11,269
11/30/00       12,183        15,094        11,276
12/31/00       13,261        16,400        11,269
01/31/01       13,277        17,255        11,341
02/28/01       11,494        16,123        11,386
03/31/01       10,296        15,334        11,412
04/30/01       11,409        16,533        11,457
05/31/01       11,553        16,938        11,509
06/30/01       11,668        17,511        11,528
07/31/01       11,251        16,586        11,496
08/31/01       10,616        16,051        11,496
09/30/01        9,048        13,889        11,548
10/31/01        9,794        14,702        11,509
11/30/01       10,380        15,842        11,490
12/31/01       10,872        16,821        11,461

INSET LEGEND READS:
Russell 2000
Index $16,821

Consumer
Price Index
$11,461

Opportunity
Growth
Portfolio
$10,872

INSET BOX ON CHART READS:
   Opportunity Growth Portfolio
   Annualized Total Returns*
-------------------------------

   Since Inception
   1/18/96............2.32%
   5 Years............-0.77%
   1 Year.............-18.01%

*See accompanying notes to Portfolio Management Reviews.

Mid Cap Growth Portfolio

LB Series Fund, Inc.

[PHOTO OMITTED: BRIAN L. THORKELSON]

Brian L. Thorkelson, an assistant vice president of Lutheran Brotherhood, is portfolio manager of the Mid Cap Growth Portfolio and the Opportunity Growth Portfolio. He has been with Lutheran Brotherhood since 1987.

Mid Cap Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of medium-sized companies.

Portfolio Facts
Inception Date:   1/30/98
Total Net Assets
(In millions):     $537.9

Medium-company growth stocks were witness to choppy trading during much of 2001, but regained momentum on the strength of an extended fourth-quarter rally. For the period ended December 31, 2001, the LB Series Fund, Inc. Mid Cap Growth Portfolio generated a -19.74% total return, while its market benchmark, the S&P MidCap 400 Index, returned -0.60%. The Portfolio's Lipper, Inc. peer group of similar medium-company growth stock portfolios recorded an average total return of -23.53% for the year.

Corporate Earnings Sluggish
 Mid-cap growth stocks began the year with a flourish, but trended lower in February and March as investors reacted to sluggish economic conditions and lower-than-anticipated earnings reports. Technology stocks were particularly hard hit, owing to cutbacks in capital spending and investors' increasing aversion to risk. In the second quarter, however, mid-cap shares rebounded, largely due to oversold conditions. While our health care and financial holdings delivered strong returns in May and June, our exposure to the volatile technology sector caused the Portfolio to significantly underperform its market benchmark during the first half of the year.

We assumed a more defensive investment posture in July and August, during which value stocks outperformed growth issues by a wide margin. September was a difficult month for all investors, with the S&P MidCap 400 Index falling over 12% in the wake of that month's terrorist attacks. The ensuing market fallout weighed down the Portfolio's overall returns, despite our market-neutral position in the most vulnerable economic sectors.

With the economy showing signs of bottoming out, mid-cap growth stocks outperformed in the fourth quarter-particularly consumer cyclical issues, which typically rally ahead of an economic recovery. During this time, we were able to shore up relative performance by moving into more aggressive growth segments of the mid-cap market. Some of the Portfolio's strongest fourth-quarter returns came from Emulex, a manufacturer of computer storage devices, PeopleSoft, an enterprise software provider, and Myriad Genetics, a rapidly growing biotechnology firm.

Outlook
 While we are heartened by the recent performance of medium-company growth shares, it is worth noting that the equity markets typically receive a seasonal lift during the fourth quarter. To what extent this momentum can sustain itself over the coming months remains to be seen. Until there is solid evidence of economic firming, near-term market conditions will likely remain fragile, particularly if corporate profits remain weak. Nonetheless, we believe prospects for an economic recovery have already improved, and barring any unforeseen global disruptions, we expect the current recession to be relatively short-lived.

As always, the technology sector should remain key to the performance of mid-cap stocks in 2002. Over the coming months, we will be selectively adding to the Portfolio's technology holdings, while bringing down cash reserves and reducing our exposure to consumer cyclical stocks. Until conditions warrant otherwise, we will maintain a market-neutral position to our benchmarks in most other economic sectors. As always, we will keep watch for well-positioned, mid-sized firms with above-average growth potential. Stocks issued by these types of companies will continue to serve as the Portfolio's principal foundation.

[GRAPHIC PIE CHART OMITTED:  PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

                                     Portfolio Composition
                                        (% of Portfolio)
                                      Common Stocks - 96.1%
                                    Short-Term Securities - 3.9%

                                         % of
Top 10 Holdings                        Portfolio
------------------------------------------------
Laboratory Corp. of America Holdings     0.9%
NVIDIA Corp.                             0.9%
Concord EFS, Inc.                        0.8%
MedImmune, Inc.                          0.8%
Electronic Arts, Inc.                    0.8%
Microchip Technology, Inc.               0.7%
King Pharmaceuticals, Inc.               0.7%
Cytyc Corp.                              0.7%
Biovail Corp.                            0.7%
Gilead Sciences, Inc.                    0.7%

Footnote reads: These holdings represent 7.7% of the total investment portfolio.

{GRAPHIC OMITTED:  TOP 10 INDUSTRIES]
Top 10 Industries

Computers - Software & Services                    12.0%
Computers - Hardware                                9.4%
Retail                                              7.1%
Biotechnology                                       6.6%
Services                                            6.6%
Electronics                                         5.9%
Oil & Gas                                           5.5%
Health Care - Drugs & Pharmaceuticals               4.8%
Distributors - Food & Health                        4.7%
Broadcasting                                        3.2%

Footnote reads:  These industries represent 65.8% of the total investment portfolio.

[GRAPHIC WORM CHART OMITTED:]

                          Performance Through December 31, 2001

Growth of $10,000 Invested Since 1/31/98

                 Mid Cap Growth         S&P MidCap          Consumer
                    Portfolio            400 Index         Price Index
                ________________      ______________     ______________
01/31/98            10,000               10,000             10,000
02/28/98            10,732               10,828             10,019
03/31/98            11,132               11,316             10,037
04/30/98            11,224               11,523             10,056
05/31/98            10,650               11,005             10,074
06/30/98            10,968               11,074             10,087
07/31/98            10,457               10,645             10,099
08/31/98             8,344                8,665             10,111
09/30/98             8,868                9,498             10,124
10/31/98             9,393               10,347             10,149
11/30/98            10,084               10,864             10,149
12/31/98            11,162               12,176             10,142
01/31/99            11,588               11,702             10,167
02/28/99            10,939               11,089             10,179
03/31/99            11,624               11,400             10,210
04/30/99            12,050               12,298             10,285
05/31/99            11,920               12,352             10,285
06/30/99            12,843               13,014             10,285
07/31/99            12,704               12,737             10,316
08/31/99            12,487               12,300             10,340
09/30/99            12,453               11,920             10,390
10/31/99            13,387               12,528             10,408
11/30/99            14,357               13,182             10,415
12/31/99            16,704               13,965             10,415
01/31/00            16,493               13,571             10,439
02/28/00            20,549               14,521             10,501
03/31/00            20,047               15,736             10,588
04/30/00            18,689               15,186             10,594
05/31/00            17,859               14,997             10,600
06/30/00            19,007               15,218             10,662
07/31/00            18,586               15,458             10,681
08/31/00            20,821               17,185             10,693
09/30/00            20,590               17,068             10,749
10/31/00            19,689               16,489             10,767
11/30/00            17,733               15,244             10,774
12/31/00            18,936               16,411             10,767
01/31/01            19,025               16,777             10,835
02/28/01            16,177               15,819             10,879
03/31/01            14,383               14,643             10,903
04/30/01            16,328               16,259             10,947
05/31/01            16,313               16,637             10,996
06/30/01            16,189               16,571             11,015
07/31/01            15,554               16,324             10,984
08/31/01            14,564               15,790             10,984
09/30/01            12,616               13,826             11,033
10/31/01            13,550               14,438             10,996
11/30/01            14,654               15,513             10,978
12/31/01            15,198               16,313             10,950

INSET LEGENDS READS:
S&P MidCap
400 Index
$16,313

Mid Cap
Growth
Portfolio
$15,198

Consumer
Price Index
$10,950

INSET BOX ON CHART READS:

   Mid Cap Growth Portfolio
   Annualized Total Returns*
----------------------------

   Since Inception
   1/30/98............11.27%
   1 Year.............-19.74%

                        *See accompanying notes to Portfolio Management Reviews.

World Growth Portfolio

LB Series Fund, Inc.

[PHOTO OMITTED: DAVID J.L. WARREN]

David J.L. Warren is president of T. Rowe Price International, Inc., investment subadviser of the World Growth Portfolio. He leads a team of 12 portfolio managers that has managed the Portfolio's assets since its inception in January 1996. David has worked in investment research and management for over 20 years, and has managed international portfolios with T. Rowe Price International since 1984.

World Growth Portfolio seeks long-term capital growth by investing primarily in common stocks issued by established non-U.S. companies.**

Portfolio Facts
Inception Date:   1/18/96
Total Net Assets
(In millions):     $440.0

International stocks traded lower during the 12 months ended December 31, 2001, though most regional markets witnessed a resurgence during the fourth quarter. The LB Series Fund, Inc. World Growth Portfolio ended the reporting period with a -21.03% total return, while its market benchmark, Morgan Stanley Capital International's Europe, Australasia and Far East (EAFE) Index, returned -21.21%. The Portfolio's Lipper, Inc. peer group of similar international stock portfolios recorded an average total return of -21.52% for the year.

International Markets Weak
 European stocks gave ground over the course of the period, largely as a result of declining corporate profitability and weakness in the technology sector. Economic contagion from other regions of the world, coupled with the strength of the U.S. dollar, further hampered returns in Europe. Stocks in Europe bottomed out in September following the attacks on the United States, but rebounded strongly in the fourth quarter. In the final months of the year, the Portfolio was able to gain on its market benchmark through strong stock selection in the Netherlands, Switzerland, France and the United Kingdom.

Early on, Latin American markets exhibited weakness stemming from currency concerns in Brazil and Argentina. As the period progressed, Argentina's emerging debt crisis heightened volatility in the region. Fortunately, the slow pace at which Argentina's problems surfaced provided investors with sufficient time to react, reducing adverse effects on other markets. While the Portfolio's returns in Latin America were largely negative, our investments in Mexico and Brazil made positive contributions to performance late in the year. Throughout the reporting period, we maintained an overweight position in Latin America, but had no exposure to Argentina.

As it has been throughout much of the past decade, Japan remained the weakest of the world's developed markets in 2001. Subsequently, our decision to significantly underweight Japan relative to the EAFE Index contributed positively to relative performance. In other regions of Asia, we maintained an overweight position, most notably in South Korea and Taiwan. On balance, the Portfolio's strongest 12-month returns came from emerging markets in the Pacific Rim.

Outlook
 In the months ahead, we expect to see pockets of weakness in the world's economies, particularly in Japan and Argentina. Many of the problems facing Japan are political in nature, with attention currently focused on the country's new prime minister. Until a way can be found to reform the country's moribund financial institutions, we will continue to underweight Japan relative to the EAFE Index. Elsewhere in Asia, many of the most promising stocks are still trading at attractive valuations. As such, we will continue to maintain above-average exposure to the Pacific Rim outside Japan.

In Latin America, Argentina's debt problems continue to bear watching. Thus far, however, other countries in the region have held up relatively well in the face of this crisis. We remain optimistic about long-term growth prospects in Latin America, and will continue to overweight the region while avoiding exposure to Argentina. On balance, Europe is perhaps the healthiest of the international markets. As in the U.S., many European companies are paring costs and implementing much-needed restructuring programs to improve earnings prospects. While economic growth rates in Europe could come down considerably over the coming year, we believe there are still many strong companies to be found in the region.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

[GRAPHIC PIE CHART OMITTED:  PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

                                         Portfolio Composition
                                           (% of Portfolio)
                                  Common Stocks & Warrants.......97.4%
                                  Preferred Stocks...............1.2%
                                  Short-Term Securities..........1.4%

Top 10                    % of
Countries               Portfolio
----------------------------------
United Kingdom               27.7%
France                       14.8%
Japan                        11.1%
Netherlands                   8.3%
Italy                         6.1%
Switzerland                   5.5%
Sweden                        3.6%
Germany                       3.6%
Spain                         3.0%
Finland                       2.3%

Footnote reads: These holdings represent 86.0% of the total investment portfolio.

                                                            % of
Top 10 Holdings                        Country            Portfolio
-------------------------------------------------------------------
GlaxoSmithKline plc                  United Kingdom          4.0%
Total Fina Elf                       France                  3.0%
Vodafone Group plc                   United Kingdom          2.5%
Royal Bank of Scotland Group plc     United Kingdom          2.3%
Reed International plc               United Kingdom          2.3%
Aventis SA                           France                  2.0%
Nestle SA                            Switzerland             2.0%
Nokia Oyj                            Finland                 1.9%
ING Group NV                         Netherlands             1.8%
Compass Group plc                    United Kingdom          1.7%

Footnote reads: These industries represent 23.5% of the total investment portfolio.

[GRAPHIC WORM CHART OMITTED:]

                                 Performance Through December 31, 2001
                               Growth of $10,000 Invested Since 1/31/96

                World       Morgan Stanley     Consumer
                Growth  Capital International   Price
               Portfolio      EAFE Index        Index
              ___________  _________________  ___________
01/31/96       10,000           10,000          10,000
02/29/96        9,974           10,036          10,032
03/31/96       10,098           10,252          10,084
04/30/96       10,355           10,552          10,123
05/31/96       10,336           10,360          10,142
06/30/96       10,468           10,421          10,149
07/31/96       10,137           10,119          10,168
08/31/96       10,290           10,143          10,188
09/30/96       10,534           10,415          10,220
10/31/96       10,481           10,311          10,253
11/30/96       10,965           10,723          10,272
12/31/96       11,025           10,588          10,272
01/31/97       10,871           10,220          10,304
02/28/97       10,983           10,389          10,337
03/31/97       10,967           10,430          10,363
04/30/97       11,035           10,487          10,376
05/31/97       11,738           11,172          10,369
06/30/97       12,239           11,791          10,382
07/31/97       12,568           11,985          10,395
08/31/97       11,433           11,092          10,415
09/30/97       12,195           11,715          10,440
10/31/97       11,306           10,816          10,466
11/30/97       11,276           10,708          10,460
12/31/97       11,335           10,805          10,447
01/31/98       11,737           11,302          10,466
02/28/98       12,423           12,030          10,486
03/31/98       12,851           12,402          10,505
04/30/98       12,952           12,503          10,525
05/31/98       12,928           12,445          10,544
06/30/98       12,924           12,542          10,557
07/31/98       13,082           12,673          10,570
08/31/98       11,483           11,105          10,583
09/30/98       11,226           10,768          10,596
10/31/98       12,223           11,893          10,622
11/30/98       12,781           12,505          10,622
12/31/98       13,233           13,002          10,615
01/31/99       13,102           12,967          10,641
02/28/99       12,870           12,661          10,654
03/31/99       13,391           13,192          10,687
04/30/99       13,887           13,731          10,764
05/31/99       13,256           13,026          10,764
06/30/99       13,762           13,537          10,764
07/31/99       14,022           13,943          10,797
08/31/99       14,177           13,997          10,823
09/30/99       14,259           14,142          10,874
10/31/99       14,729           14,675          10,894
11/30/99       15,758           15,188          10,900
12/31/99       17,749           16,555          10,900
01/31/00       16,652           15,506          10,926
02/29/00       17,555           15,926          10,991
03/31/00       17,741           16,547          11,082
04/30/00       16,752           15,680          11,088
05/31/00       16,153           15,301          11,095
06/30/00       16,952           15,902          11,159
07/31/00       16,396           15,239          11,179
08/31/00       16,788           15,374          11,192
09/30/00       15,739           14,629          11,250
10/31/00       15,137           14,286          11,269
11/30/00       14,358           13,754          11,276
12/31/00       14,888           14,246          11,269
01/31/01       15,055           14,254          11,341
02/28/01       13,725           13,192          11,386
03/31/01       12,667           12,299          11,412
04/30/01       13,689           13,147          11,457
05/31/01       13,087           12,663          11,509
06/30/01       12,548           12,145          11,528
07/31/01       12,257           11,937          11,496
08/31/01       11,950           11,672          11,496
09/30/01       10,712           10,492          11,548
10/31/01       11,043           10,761          11,509
11/30/01       11,512           11,158          11,490
12/31/01       11,757           11,225          11,461

INSET LEGENDS READS:
World
Growth
Portfolio
$11,757

Consumer
Price Index
$11,461

Morgan Stanley
Capital
International
EAFE Index
$11,225

INSET TEXT BOX ON CHART READS:

   World Growth Portfolio
   Annualized Total Returns*
----------------------------

   Since Inception
   1/18/96............2.78%
   5 Years............1.29%
   1 Year.............-21.03%

                        *See accompanying notes to Portfolio Management Reviews.

Growth Portfolio

LB Series Fund, Inc.

[PHOTO OMITTED: SCOTT A. VERGIN]

Scott A. Vergin, an assistant vice president of Lutheran Brotherhood, is a Chartered Financial Analyst and portfolio manager for the Growth Portfolio. He began managing the Portfolio in November 1994 and has managed securities at Lutheran Brotherhood since 1984.

Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of established companies.
Portfolio Facts
Inception Date:    1/9/87
Total Net Assets
(In millions):   $3,607.7

Growth stocks remained volatile during the 12 months ended December 31, 2001, with slumping performance giving way to modest gains late in the year. The LB Series Fund, Inc. Growth Portfolio ended the reporting period with a total return of -19.13%, while its market benchmark, the S&P 500 Index, returned -11.89%. The Portfolio's Lipper, Inc. peer group of similar large-company growth stock portfolios posted an average total return of -21.85% for the year.

Corporate Profits Squeezed
Early in the year, economic data revealed the growing weakness in the U.S. economy, marked by rising inventories, reduced capital spending and a downdraft in corporate earnings. The Federal Reserve responded in January with the first of 11 cuts in short-term interest rates aimed at stimulating economic growth. While investors initially cheered the Fed's efforts, the equity markets gained little lasting momentum from these initiatives, owing to a rising tide of corporate profit warnings. This trend continued through the first half, with most gains quickly giving way to selling pressure. While the poor performance of growth stocks contributed negatively to the Portfolio's first-half returns, we attempted to limit our exposure to the most volatile technology stocks, while otherwise maintaining a market-neutral investment approach.

Choppy trading extended into the third quarter, with deteriorating business trends dampening demand for growth-oriented issues. While many high-profile technology stocks lost ground during this time, shares in other growth sectors of the economy, such as health care and retailing, also came under pressure. Equity valuations reached a low point in September, following the terrorist attacks on America's financial and military nerve centers. This tumultuous month proved especially damaging to our Portfolio's overall returns, as we tend to hold less cash than our peer group of growth funds. As the economy showed signs of stabilizing, we focused our investments on cyclical growth stocks issued by firms in the technology, retailing, media and industrial manufacturing sectors. Coinciding with a broad market rotation out of defensive issues in the fourth quarter, this strategy helped recoup some of the Portfolio's earlier losses.

Outlook
Although the U.S. economy lapsed into recession in 2001, we are nearing a bottoming out phase in the current economic cycle. In light of historically low interest rates and the potential for added fiscal stimuli, we expect to see economic growth snap back during 2002. Already, the equity markets are witnessing a change in market leadership, as investors shift out of defensive stocks and into growth sectors of the economy. This should bode well for large-company growth shares, many of which have reached oversold levels. Given these conditions, we will continue to increase our positions in cyclical growth shares over the coming months, while keeping the Portfolio's cash levels low.

With investors still consolidating fourth quarter gains, we expect to see near-term trading patterns trend sideways, with advances closely followed by profit-taking. In general, however, we anticipate more normalized stock market returns in 2002, with less in the way of volatility. The past six months have brought many changes to the investment landscape. Nonetheless, we believe the greatest risk facing investors is the temptation to pull out of the equity markets. While economic and political uncertainties still cloud the horizon, history has shown that a disciplined, long-term approach to investing will ultimately produce financial rewards.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

                                         Portfolio Composition
                                           (% of Portfolio)
                                         Common Stocks - 97.8%
                                      Short-Term Securities - 2.2%

                                        % of
Top 10 Holdings                       Portfolio
-----------------------------------------------
Pfizer, Inc.                             3.6%
Microsoft Corp.                          3.5%
Tyco International, Ltd.                 3.3%
General Electric Co.                     3.2%
Citigroup, Inc.                          2.9%
Home Depot, Inc.                         2.2%
AOL Time Warner, Inc.                    2.2%
American International Group, Inc.       1.9%
Cisco Systems, Inc.                      1.9%
Wal-Mart Stores, Inc.                    1.9%

Footnote reads: These holdings represent 26.6% of the total investment portfolio.

[GRAPHIC OMITTED:  TOP 10 INDUSTRIES]
                                           Top 10 Industries
Financial - Diversified                                11.7%
Health Care - Drugs & Pharmaceuticals                  10.6%
Retail                                                  8.9%
Computers - Hardware                                    8.8%
Computers - Software & Services                         8.3%
Conglomerates                                           6.6%
Telephone & Telecommunications                          5.4%
Leisure Products                                        3.9%
Oil & Gas                                               3.1%
Broadcasting                                            3.0%

Footnote reads: These industries represent 70.3% of the total investment portfolio.

[GRAPHIC WORM CHART OMITTED:]

                                 Performance Through December 31, 2001
                               Growth of $10,000 Invested Since 12/31/91

                Growth         S&P 500      Consumer
               Portfolio        Index      Price Index
              ___________    ___________   ___________
12/31/91       10,000         10,000        10,000
01/31/92        9,980          9,825        10,015
02/28/92       10,075          9,940        10,051
03/31/92        9,827          9,747        10,102
04/30/92        9,864         10,045        10,116
05/31/92        9,946         10,079        10,131
06/30/92        9,724          9,931        10,167
07/31/92       10,048         10,350        10,189
08/31/92        9,837         10,127        10,218
09/30/92        9,973         10,245        10,247
10/31/92       10,230         10,293        10,283
11/30/92       10,744         10,628        10,297
12/31/92       10,813         10,762        10,290
01/31/93       11,000         10,861        10,341
02/28/93       10,971         10,997        10,377
03/31/93       11,276         11,230        10,413
04/30/93       11,069         10,972        10,442
05/31/93       11,355         11,247        10,457
06/30/93       11,366         11,284        10,471
07/31/93       11,334         11,250        10,471
08/31/93       11,750         11,666        10,500
09/30/93       11,858         11,576        10,522
10/31/93       11,963         11,828        10,566
11/30/93       11,641         11,702        10,573
12/31/93       11,906         11,849        10,573
01/31/94       12,280         12,260        10,602
02/28/94       11,948         11,915        10,638
03/31/94       11,368         11,398        10,674
04/30/94       11,353         11,554        10,689
05/31/94       11,367         11,724        10,696
06/30/94       10,980         11,437        10,732
07/31/94       11,241         11,825        10,761
08/31/94       11,753         12,301        10,805
09/30/94       11,562         11,998        10,834
10/31/94       11,726         12,278        10,841
11/30/94       11,265         11,822        10,856
12/31/94       11,351         11,996        10,856
01/31/95       11,601         12,317        10,899
02/28/95       12,057         12,787        10,943
03/31/95       12,401         13,169        10,979
04/30/95       12,760         13,563        11,015
05/31/95       13,154         14,085        11,037
06/30/95       13,730         14,414        11,059
07/31/95       14,466         14,902        11,059
08/31/95       14,510         14,932        11,088
09/30/95       14,964         15,561        11,110
10/31/95       15,005         15,515        11,146
11/30/95       15,555         16,184        11,139
12/31/95       15,581         16,497        11,131
01/31/96       15,958         17,069        11,197
02/29/96       16,291         17,216        11,233
03/31/96       16,348         17,384        11,291
04/30/96       16,933         17,649        11,334
05/31/96       17,306         18,085        11,356
06/30/96       17,080         18,155        11,363
07/31/96       16,345         17,360        11,385
08/31/96       16,987         17,721        11,407
09/30/96       18,020         18,715        11,443
10/31/96       18,328         19,243        11,479
11/30/96       19,493         20,690        11,501
12/31/96       19,073         20,280        11,501
01/31/97       20,334         21,560        11,537
02/28/97       20,077         21,717        11,574
03/31/97       19,132         20,823        11,603
04/30/97       20,022         22,074        11,617
05/31/97       21,441         23,401        11,610
06/30/97       22,354         24,452        11,624
07/31/97       24,333         26,398        11,639
08/31/97       23,365         24,914        11,661
09/30/97       24,659         26,287        11,690
10/31/97       23,838         25,420        11,719
11/30/97       24,483         26,586        11,711
12/31/97       24,828         27,044        11,697
01/31/98       25,002         27,355        11,719
02/28/98       26,765         29,316        11,740
03/31/98       28,116         30,820        11,762
04/30/98       28,599         31,134        11,784
05/31/98       27,907         30,580        11,806
06/30/98       28,976         31,825        11,820
07/31/98       28,660         31,494        11,835
08/31/98       23,816         26,937        11,849
09/30/98       25,620         28,655        11,864
10/31/98       27,621         31,002        11,893
11/30/98       29,419         32,874        11,893
12/31/98       31,874         34,771        11,885
01/31/99       33,879         36,225        11,914
02/28/99       32,468         35,098        11,929
03/31/99       34,526         36,502        11,965
04/30/99       35,699         37,926        12,052
05/31/99       34,975         37,031        12,052
06/30/99       37,499         39,086        12,052
07/31/99       36,387         37,866        12,088
08/31/99       36,326         37,677        12,117
09/30/99       36,465         36,645        12,175
10/31/99       39,015         38,964        12,197
11/30/99       41,462         39,759        12,205
12/31/99       45,774         42,101        12,205
01/31/00       44,184         39,988        12,234
02/28/00       47,658         39,232        12,306
03/31/00       50,322         43,069        12,408
04/30/00       47,700         41,772        12,415
05/31/00       45,396         40,916        12,422
06/30/00       48,480         41,927        12,495
07/31/00       47,697         41,273        12,516
08/31/00       52,107         43,836        12,531
09/30/00       49,153         41,521        12,596
10/31/00       47,666         41,347        12,618
11/30/00       42,486         38,089        12,625
12/31/00       43,508         38,275        12,618
01/31/01       45,240         39,634        12,698
02/28/01       39,697         36,019        12,748
03/31/01       36,506         33,736        12,777
04/30/01       40,275         36,357        12,828
05/31/01       39,955         36,601        12,886
06/30/01       38,848         35,711        12,908
07/31/01       37,539         35,361        12,872
08/31/01       34,281         33,148        12,872
09/30/01       30,468         30,473        12,930
10/31/01       31,920         31,055        12,886
11/30/01       34,991         33,436        12,864
12/31/01       35,185         33,731        12,832

INSET LEGEND READS:
Growth
Portfolio
$35,185

S&P 500
Index
$33,731

Consumer
Price Index
$12,832

INSET BOX ON CHART READS:

   Growth Portfolio
   Annualized Total Returns*
----------------------------

   10 Years...........13.39%
   5 Years............13.02%
   1 Year............-19.13%

                        *See accompanying notes to Portfolio Management Reviews.

High Yield Portfolio

LB Series Fund, Inc.

[PHOTOS OMITTED: MARK L. SIMENSTAD AND PAUL J. OCENASEK]

Mark L. Simenstad is a Chartered Financial Analyst and co-portfolio manager of the High Yield Portfolio. He is a vice president at Lutheran Brotherhood and also serves as head of fixed-income fund management. Mark first joined Lutheran Brotherhood in 1983. From 1993 through 1999, he served in investment management positions with outside companies before rejoining Lutheran Brotherhood in 1999.

Paul J. Ocenasek, (on right) an assistant vice president of Lutheran Brotherhood, is a Chartered Financial Analyst and co-portfolio manager of the High Yield Portfolio. Paul has been with Lutheran Brotherhood since 1987.

High Yield Portfolio seeks high current income and, secondarily, growth of capital by investing primarily in high-yielding ("junk") corporate bonds.***
Portfolio Facts
Inception Date:   11/2/87
Total Net Assets
(In millions):   $1,007.7

The high-yield bond market regained momentum during the second half of 2001 after struggling earlier in the year. For the 12-month period ended December 31, 2001, the LB Series Fund, Inc. High Yield Portfolio posted a -3.60% total return, while its market benchmark, the Lehman Brothers High Yield Index, returned 5.28%. The Portfolio's Lipper, Inc. peer group of similar high-yield bond portfolios registered an average total return of 1.08% for the year.

Telecommunications Credits Disappoint
High-yield bonds lost ground during the first half of the year, largely as a result of turmoil in the telecommunications industry. After several years of explosive growth, many telecommunications providers-particularly those involved in wireline operations-found themselves squeezed by tight credit conditions and slowing consumer demand. As earnings leveled off and liquidity dried up, credit defaults increased, putting pressure on high-yield bond prices. Despite our success in reducing the Portfolio's risk profile, an overweighted position in telecommunications credits hampered relative performance significantly through June. We were able to partially offset these losses by investing in defensive industries, such as health care and food, which delivered steadier returns.

High-yield bond prices stabilized in July and August, but sold off sharply in September, as the financial markets reacted to the terrorist attacks on America. During this short but tumultuous period, the high-yield market fell by roughly seven percent, eclipsing gains realized over the previous two months. High-yield conditions improved considerably during the fourth quarter, however, owing to gains in the equity markets, increased credit market liquidity and positive developments in the U.S. campaign against terrorism. Overall, in the second half we pared our telecommunications holdings to market-neutral levels and placed greater emphasis on higher-quality, middle-tier credits. In addition to improving the Portfolio's credit quality, we broadened our exposure to cyclical and consumer staples issues. This strategy helped stem volatility, bringing the Portfolio's second-half returns closer in-line with its peers.

Outlook
 We are still concerned about pockets of weakness pervading the U.S. economy, including higher unemployment and sluggish corporate earnings growth. Fortunately, however, there is reason for optimism. The Federal Reserve's aggressive easing of interest rates over the past year has lowered borrowing costs significantly, which should aid firms dependent on debt financing. Improved credit market liquidity, coupled with fiscal stimulus measures being considered by Congress, should also provide the impetus for renewed economic growth in 2002. When this finally occurs, lower energy prices should help sustain the economy's momentum.

As the economy picks up steam and default rates decline, we anticipate continued gains in the high-yield market. Many high-yield issues outside the telecommunications industry have delivered positive returns over the past year, a trend which we expect to continue. With the worst of the telecommunications crisis over, 2002 should ultimately prove less turbulent for high-yield investors. In the coming months, we will continue to focus on liquid, middle-tier credits issued by companies with solid growth potential. Where conditions warrant, we will supplement these holdings with carefully selected, lower-grade issues for added yield potential. We believe this approach will position our investors well for whatever conditions arise over the coming year.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

                                         Portfolio Composition
                                           (% of Portfolio)
                                         Corporate Bonds - 86.9%
                                 Preferred Stocks - Non-Convertible - 9.6%
                                        Short-Term Securities - 1.6%
                                   Common Stocks & Stock Warrants - 1.5%
                                    Preferred Stocks - Convertible - 0.4%

                                          % of
Top 10 Holdings by Issuer               Portfolio
-------------------------------------------------
Intermedia Communications, Inc.          2.0%
Allied Waste North America, Inc.         1.9%
Adelphia Communications Corp.            1.7%
Dobson Communications Corp.              1.5%
CSC Holdings, Inc.                       1.2%
Charter Communications Holdings
  Capital Corp.                          1.2%
Nextel Communications, Inc.              1.2%
Edison Mission Energy                    1.2%
Avalon Cable Holdings                    1.1%
Calpine Corp.                            1.1%

Footnote reads: These holdings represent 14.1% of the total investment portfolio.

[GRAPHIC OMITTED:  TOP 10 INDUSTRIES]

Top 10 Industries

Broadcasting & Media - 14.4%            14.4%
Telecommunications - Wireless - 10.5%   10.5%
Utilities - 7.1%                         7.1%
Health Care Services - 4.2%              4.2%
Telecommunications - Wireline - 4.1%     4.1%
Health Care Management - 3.7%            3.7%
Chemicals - 3.7%                         3.7%
Oil & Gas - 3.4%                         3.4%
Packaging & Containers - 3.3%            3.3%
Food & Beverage - 3.1%                   3.1%

Footnote reads: These industries represent 57.5% of the total investment portfolio.

[GRAPHIC OMITTED:  MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality Rating Distribution
Aaa                           0.0%
Aa                            0.2%
A                             0.0%
Baa                           6.1%
Ba                           24.9%
B                            49.8%
Caa                          13.5%
Ca                            2.2%
C                             0.0%
D                             1.2%
NR                            2.1%

[GRAPHIC WORM CHART OMITTED:]

                                 Performance Through December 31, 2001
                               Growth of $10,000 Invested Since 12/31/91

             High Yield     Lehman High    Consumer
              Portfolio     Yield Index   Price Index
             __________    ____________   ___________
12/31/91       10,000        10,000        10,000
01/31/92       10,412        10,352        10,015
02/28/92       10,703        10,608        10,051
03/31/92       10,889        10,739        10,102
04/30/92       10,987        10,780        10,116
05/31/92       11,174        10,932        10,131
06/30/92       11,240        11,035        10,167
07/31/92       11,469        11,201        10,189
08/31/92       11,636        11,348        10,218
09/30/92       11,773        11,464        10,247
10/31/92       11,541        11,302        10,283
11/30/92       11,755        11,445        10,297
12/31/92       12,008        11,575        10,290
01/31/93       12,492        11,912        10,341
02/28/93       12,695        12,122        10,377
03/31/93       12,969        12,278        10,413
04/30/93       13,047        12,385        10,442
05/31/93       13,279        12,532        10,457
06/30/93       13,729        12,795        10,471
07/31/93       13,865        12,919        10,471
08/31/93       13,977        13,028        10,500
09/30/93       13,977        13,062        10,522
10/31/93       14,452        13,326        10,566
11/30/93       14,511        13,390        10,573
12/31/93       14,759        13,556        10,573
01/31/94       15,216        13,850        10,602
02/28/94       15,161        13,814        10,638
03/31/94       14,585        13,292        10,674
04/29/94       14,398        13,201        10,689
05/31/94       14,471        13,208        10,696
06/30/94       14,532        13,249        10,732
07/31/94       14,426        13,362        10,761
08/31/94       14,538        13,456        10,805
09/30/94       14,463        13,458        10,834
10/31/94       14,505        13,490        10,841
11/30/94       14,194        13,320        10,856
12/31/94       14,111        13,419        10,856
01/31/95       14,157        13,601        10,899
02/28/95       14,709        14,068        10,943
03/31/95       14,856        14,220        10,979
04/30/95       15,221        14,581        11,015
05/31/95       15,546        14,989        11,037
06/30/95       15,621        15,089        11,059
07/31/95       16,116        15,280        11,059
08/31/95       16,185        15,327        11,088
09/30/95       16,338        15,515        11,110
10/31/95       16,415        15,612        11,146
11/30/95       16,606        15,749        11,139
12/31/95       16,876        15,996        11,131
01/31/96       17,269        16,278        11,197
02/29/96       17,706        16,291        11,233
03/31/96       17,538        16,279        11,291
04/30/96       17,657        16,315        11,334
05/31/96       17,854        16,413        11,356
06/30/96       17,711        16,549        11,363
07/31/96       17,585        16,625        11,385
08/31/96       17,868        16,805        11,407
09/30/96       18,479        17,210        11,443
10/31/96       18,428        17,343        11,479
11/30/96       18,619        17,684        11,501
12/31/96       18,825        17,812        11,501
01/31/97       19,051        17,986        11,537
02/28/97       19,330        18,283        11,574
03/31/97       18,714        18,010        11,603
04/30/97       18,717        18,200        11,617
05/31/97       19,434        18,589        11,610
06/30/97       19,991        18,847        11,624
07/31/97       20,678        19,366        11,639
08/31/97       20,746        19,321        11,661
09/30/97       21,391        19,704        11,690
10/31/97       21,202        19,721        11,719
11/30/97       21,270        19,911        11,711
12/31/97       21,479        20,086        11,697
01/31/98       21,932        20,448        11,719
02/28/98       22,239        20,568        11,740
03/31/98       22,531        20,762        11,762
04/30/98       22,444        20,842        11,784
05/31/98       22,366        20,915        11,806
06/30/98       22,475        20,991        11,820
07/31/98       22,613        21,110        11,835
08/31/98       20,788        19,945        11,849
09/30/98       20,480        20,035        11,864
10/31/98       20,050        19,624        11,893
11/30/98       21,045        20,439        11,893
12/31/98       21,157        20,461        11,885
01/31/99       21,621        20,764        11,914
02/28/99       21,454        20,641        11,929
03/31/99       21,849        20,837        11,965
04/30/99       22,720        21,242        12,052
05/31/99       22,364        20,955        12,052
06/30/99       22,600        20,911        12,052
07/31/99       22,662        20,995        12,088
08/31/99       22,444        20,762        12,117
09/30/99       22,277        20,612        12,175
10/31/99       22,218        20,476        12,197
11/30/99       22,719        20,718        12,205
12/31/99       23,382        20,950        12,205
01/31/00       23,512        20,860        12,234
02/28/00       24,125        20,899        12,306
03/31/00       23,652        20,460        12,408
04/30/00       23,123        20,493        12,415
05/31/00       22,497        20,282        12,422
06/30/00       22,814        20,696        12,495
07/31/00       22,628        20,853        12,516
08/31/00       22,467        20,995        12,531
09/30/00       21,866        20,812        12,596
10/31/00       20,677        20,146        12,618
11/30/00       18,500        19,348        12,625
12/31/00       18,574        19,722        12,618
01/31/01       20,255        21,199        12,698
02/28/01       20,212        21,481        12,748
03/31/01       19,128        20,974        12,777
04/30/01       18,499        20,714        12,828
05/31/01       18,672        21,087        12,886
06/30/01       17,962        20,496        12,908
07/31/01       17,994        20,798        12,872
08/31/01       18,199        21,043        12,872
09/30/01       16,870        19,629        12,930
10/31/01       17,378        20,114        12,886
11/30/01       17,908        20,848        12,864
12/31/01       17,905        20,762        12,832

INSET LEGEND READS:
Lehman
High Yield
Index
$20,762

High Yield
Portfolio
$17,905

Consumer
Price Index
$12,832

INSET BOX ON CHART READS:

   High Yield Portfolio
   Annualized Total Returns*
----------------------------

   10 Years............6.00%
   5 Years............-0.98%
   1 Year.............-3.60%

                        *See accompanying notes to Portfolio Management Reviews.

Income Portfolio

LB Series Fund, Inc.

[PHOTO OMITTED: MARK L. SIMENSTAD and MICHAEL G. LANDREVILLE]

Mark L. Simenstad is a Chartered Financial Analyst and co-portfolio manager of the Income Portfolio. He is a vice president at Lutheran Brotherhood and also serves as head of fixed-income fund management. Mark first joined Lutheran Brotherhood in 1983. From 1993 through 1999, he served in investment management positions with outside companies before rejoining Lutheran Brotherhood in 1999.

Michael G. Landreville, (on right) an assistant vice president of Lutheran Brotherhood, is a Chartered Financial Analyst and co-portfolio manager of the Income Portfolio. He has been with Lutheran Brotherhood since 1983 and is also a Certified Public Accountant.

Income Portfolio seeks a high level of income while preserving principal by investing primarily in intermediate- and long-term bonds.
Portfolio Facts
Inception Date:    1/9/87
Total Net Assets
(In millions):   $1,224.2

Investment-grade bonds delivered solid performance during the 12 months ended December 31, 2001, aided by falling interest rates and increased demand for corporate issues. During this time, the LB Series Fund, Inc. Income Portfolio generated a 7.38% total return, while its market benchmark, the Lehman Brothers Aggregate Index, returned 8.44%. The Portfolio's Lipper, Inc. peer group of similar investment-grade bond portfolios recorded an average total return of 7.57% for the year.

Yield Curve Steepens
 The first half of the year saw steady gains in the corporate bond market, reversing a three-year trend of underperformance. Monetary policy played a key role in this process. The Federal Reserve's decision to ease short-term interest rates created a gradual steepening in the bond yield curve, which continued as the period progressed. Seeking higher yields, investors responded by driving up demand for longer-dated corporate issues. We were able to capitalize on the widening spread in yields between risk-premium assets and Treasury bonds by overweighting corporates through April. In May and June, we took profits in many of these holdings, and systematically trimmed our corporate allocation to market-neutral levels.

Corporate bond performance remained strong through August, while demand for Treasuries was largely contained to short- and intermediate-term issues. Volatility soon reigned, however, with bond prices tumbling in the weeks following September 11. Conditions improved in October, but the fourth quarter was marked by flat performance and heightened credit sensitivity. In particular, the market for utility- and energy-related issues was roiled by the collapse of Enron, once the world's largest energy trading firm.

On balance, the Portfolio gained ground during the second half, aided in part by the strong performance of holdings in the insurance and aerospace industries. Yankee bonds, debt instruments issued in dollars by companies outside the U.S., also made positive contributions to performance. As interest rates fell, we gradually trimmed our exposure to mortgage-backed securities, using the proceeds to purchase attractively priced corporate issues. However, the Portfolio's fourth-quarter returns were hurt by a small number of credit-specific issues, including several within the energy sector. The decline in value of these issues was the major factor behind the Portfolio's underperformance for the year.

Outlook
 After 11 cuts in short-term interest rates over the past year, the Federal Reserve is likely nearing the end of its easing cycle. Already, market participants have begun factoring a more stabilized interest rate environment into current yield levels. Even if the economy does pick up steam later in the year, we expect the Fed to remain on hold for an extended period of time before raising interest rates. Credit risk is still a major issue for corporate issuers, while consumer debt levels and job layoffs continue to mount. Under these conditions, there is little to be gained by tightening monetary policy.

Given the current market outlook, we believe corporate and mortgage-backed bonds will offer the best opportunities for increasing yields over the coming year. With corporate earnings still fragile, however, security selection will be critical to the Portfolio's performance. For this reason, we will be concentrating much of our efforts on issue-specific risks. While we anticipate a modest overweight position in high-yield bonds, we will continue to invest in a wide range of investment-grade securities, including U.S. Treasury bonds, for added diversification. We believe this strategy will provide our investors with a secure foundation for future gains.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

                                         Portfolio Composition
                                           (% of Portfolio)
                                         Corporate Bonds - 44.0%
                                         Commercial Paper - 17.4%
                                         Mortgage-Backed Securities - 14.9%
                                         U.S. Government - 14.4%
                                         Asset-Backed Securities - 5.0%
                                         U.S. Government Agency - 2.1%
                                         Foreign Government Bonds - 1.5%
                                         Preferred Stocks - 0.7%

                                                                             % of
Top 10 Holdings                                         Security Type      Portfolio
------------------------------------------------------------------------------------
U.S. Treasury Notes (February 2011)                     U.S. Government       5.4%
Federal National Mortgage Association (January 2016)    Mortgage-Backed       4.3%
Federal National Mortgage Association (January 2031)    Mortgage-Backed       4.0%
U.S. Treasury Bonds (August 2029)                       U.S. Government       3.4%
Federal Home Loan Mortgage Corp. (January 2031)         Mortgage-Backed       3.3%
Government National Mortgage Association (January 2031) Mortgage-Backed       2.5%
U.S. Treasury Bonds (April 2029)                        U.S. Government       2.5%
U.S. Treasury Notes (November 2005)                     U.S. Government       1.4%
Ford Motor Credit Co.                                   Corporate             1.1%
Tyco International Group S.A.                           Corporate             1.1%

Footnote reads:  These holdings represent 29.0% of the total investment portfolio.

[GRAPHIC OMITTED:  TOP 10 INDUSTRIES]

                                   Top 10 Industries
Utilities                                6.7%
Banks                                    5.4%
Insurance                                4.0%
Oil & Gas                                3.8%
Broadcasting & Media                     2.9%
Transportation                           2.5%
Health Care Management                   1.8%
Airlines                                 1.6%
Aerospace & Defense                      1.6%
Environmental                            1.3%

Footnote reads:  These industries represent 31.6% of the total investment portfolio.

[GRAPHIC OMITTED:  MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality Rating Distribution
Aaa    46.8%
Aa      5.9%
A      12.6%
Baa    27.3%
Ba      4.3%
B       3.1%
Caa     0.0%
Ca      0.0%
C       0.0%
D       0.0%
NR      0.0%

[GRAPHIC WORM CHART OMITTED:]

                                 Performance Through December 31, 2001
                              Growth of $10,000 Investment Since 12/31/91

                                Lehman
                Income        Aggregate       Consumer
               Portfolio      Bond Index     Price Index
               _________      ___________   ____________
12/31/91        10,000        10,000          10,000
01/31/92         9,963         9,864          10,015
02/28/92        10,029         9,928          10,051
03/31/92        10,035         9,873          10,102
04/30/92        10,070         9,944          10,116
05/31/92        10,263        10,132          10,131
06/30/92        10,405        10,271          10,167
07/31/92        10,647        10,481          10,189
08/31/92        10,752        10,587          10,218
09/30/92        10,880        10,713          10,247
10/31/92        10,705        10,570          10,283
11/30/92        10,746        10,572          10,297
12/31/92        10,922        10,740          10,290
01/31/93        11,150        10,947          10,341
02/28/93        11,383        11,138          10,377
03/31/93        11,451        11,185          10,413
04/30/93        11,535        11,263          10,442
05/31/93        11,556        11,278          10,457
06/30/93        11,794        11,482          10,471
07/31/93        11,900        11,548          10,471
08/31/93        12,114        11,750          10,500
09/30/93        12,151        11,781          10,522
10/31/93        12,259        11,825          10,566
11/30/93        12,128        11,724          10,573
12/31/93        12,197        11,788          10,573
01/31/94        12,377        11,947          10,602
02/28/94        12,109        11,739          10,638
03/31/94        11,710        11,449          10,674
04/29/94        11,585        11,357          10,689
05/31/94        11,606        11,356          10,696
06/30/94        11,521        11,331          10,732
07/31/94        11,770        11,557          10,761
08/31/94        11,800        11,571          10,805
09/30/94        11,593        11,401          10,834
10/31/94        11,550        11,390          10,841
11/30/94        11,553        11,365          10,856
12/31/94        11,626        11,444          10,856
01/31/95        11,836        11,670          10,899
02/28/95        12,107        11,948          10,943
03/31/95        12,175        12,021          10,979
04/30/95        12,384        12,189          11,015
05/31/95        12,920        12,661          11,037
06/30/95        13,027        12,753          11,059
07/31/95        12,951        12,725          11,059
08/31/95        13,114        12,879          11,088
09/30/95        13,240        13,004          11,110
10/31/95        13,444        13,173          11,146
11/30/95        13,654        13,371          11,139
12/31/95        13,875        13,558          11,131
01/31/96        13,955        13,648          11,197
02/29/96        13,661        13,410          11,233
03/31/96        13,526        13,316          11,291
04/30/96        13,443        13,242          11,334
05/31/96        13,434        13,215          11,356
06/30/96        13,601        13,392          11,363
07/31/96        13,629        13,428          11,385
08/31/96        13,579        13,406          11,407
09/30/96        13,844        13,639          11,443
10/31/96        14,165        13,942          11,479
11/30/96        14,457        14,180          11,501
12/31/96        14,325        14,048          11,501
01/31/97        14,370        14,092          11,537
02/28/97        14,438        14,127          11,574
03/31/97        14,226        13,970          11,603
04/30/97        14,392        14,180          11,617
05/31/97        14,543        14,314          11,610
06/30/97        14,754        14,485          11,624
07/31/97        15,190        14,876          11,639
08/31/97        15,029        14,749          11,661
09/30/97        15,271        14,968          11,690
10/31/97        15,393        15,185          11,719
11/30/97        15,462        15,255          11,711
12/31/97        15,579        15,409          11,697
01/31/98        15,789        15,606          11,719
02/28/98        15,815        15,593          11,740
03/31/98        15,906        15,646          11,762
04/30/98        15,994        15,728          11,784
05/31/98        16,133        15,877          11,806
06/30/98        16,285        16,012          11,820
07/31/98        16,310        16,046          11,835
08/31/98        16,421        16,307          11,849
09/30/98        16,879        16,689          11,864
10/31/98        16,781        16,600          11,893
11/30/98        16,979        16,695          11,893
12/31/98        17,040        16,745          11,885
01/31/99        17,204        16,864          11,914
02/28/99        16,809        16,569          11,929
03/31/99        16,911        16,660          11,965
04/30/99        16,952        16,713          12,052
05/31/99        16,705        16,566          12,052
06/30/99        16,620        16,513          12,052
07/31/99        16,558        16,444          12,088
08/31/99        16,518        16,436          12,117
09/30/99        16,689        16,626          12,175
10/31/99        16,708        16,688          12,197
11/30/99        16,745        16,686          12,205
12/31/99        16,697        16,606          12,205
01/31/00        16,636        16,551          12,234
02/28/00        16,836        16,752          12,306
03/31/00        17,022        16,973          12,408
04/30/00        16,912        16,923          12,415
05/31/00        16,840        16,915          12,422
06/30/00        17,271        17,267          12,495
07/31/00        17,416        17,424          12,516
08/31/00        17,680        17,677          12,531
09/30/00        17,745        17,788          12,596
10/31/00        17,795        17,905          12,618
11/30/00        18,016        18,199          12,625
12/31/00        18,427        18,537          12,618
01/31/01        18,834        18,840          12,698
02/28/01        19,018        19,004          12,748
03/31/01        19,035        19,099          12,777
04/30/01        18,923        19,018          12,828
05/31/01        19,041        19,132          12,886
06/30/01        19,056        19,205          12,908
07/31/01        19,498        19,635          12,872
08/31/01        19,712        19,861          12,872
09/30/01        19,749        20,092          12,930
10/31/01        20,207        20,511          12,886
11/30/01        19,958        20,228          12,864
12/31/01        19,789        20,099          12,832

INSET LEGEND READS:
Lehman
Brothers
Aggregate
Bond Index
$20,099

Income
Portfolio
$19,789

Consumer
Price Index
$12,832

INSET BOX ON CHART READS:

   Income Portfolio
   Annualized Total Returns*
----------------------------

   10 Years...........7.06%
   5 Years............6.68%
   1Year..............7.38%

                        *See accompanying notes to Portfolio Management Reviews.

Money Market Portfolio

LB Series Fund, Inc.

[PHOTO OMITTED: GAIL R. ONAN]

Gail R. Onan, an assistant vice president of Lutheran Brotherhood, is portfolio manager for the Money Market Portfolio. She has managed the Portfolio since January 1994 and has been with Lutheran Brotherhood since 1969.

Money Market Portfolio seeks current income with stability of principal by investing in high-quality short-term debt securities.****
Portfolio Facts
Inception Date:    1/9/87
Total Net Assets
(In millions):     $407.7

Falling short-term interest rates drove money market yields lower during the 12 months ended December 31, 2001. For the period, the LB Series Fund, Inc. Money Market Portfolio delivered a total return of 3.96%.

Money Market Yields Fall
 In response to the weakening U.S. economy, the Federal Reserve began cutting short-term interest rates in January, lopping 2.75% off the targeted federal funds rate through the first half of the year. Two of these rate cuts came between sessions of the Federal Open Market Committee, underscoring the Fed's urgent resolve to stave off a credit crunch. As short-term interest rates fell, the money market yield curve began to flatten from its previous inverted position. We responded by systematically adding longer-dated issues to the Portfolio, which reduced timing and interest rate risks without sacrificing yield. With many companies delaying short-term financing until later in the year, we increased our position in high-quality, government-agency paper, which became attractively priced as the supply of corporate issues dwindled.

Credit Liquidity Increases
 Economic growth continued to falter into the second half of the year, resulting in sagging corporate profit margins, shrinking capital outlays and rising unemployment. In response, the Federal Reserve continued to slash short-term interest rates, driving the federal funds rate down to 1.75% on December 11-its lowest level since 1961. Even before the last of these cuts, investors began fearing that too much liquidity had been pumped into the financial system. As a result, yields on longer-maturity issues spiked in November, rising roughly 0.65% over a two-week period. We took advantage of this brief opportunity to capture yield by significantly extending the Portfolio's duration. This strategy proved timely, as yields quickly retreated following our purchase of longer-dated instruments. In December, we were able to further augment yield by tapping into the rising year-end supply of short-term commercial paper.

Outlook
 Much of the recent deterioration in the U.S economy has come as a result of shrinking capital investment, while consumers have made proportionately fewer downward adjustments in their spending habits. As such, we expect any rebound in economic growth to be spurred by increased business spending and reduced inventories. In the absence of higher consumer spending levels, this could make for a rather modest recovery. Nonetheless, the Federal Reserve has done its part to prime the economic pump by significantly increasing credit liquidity and lowering borrowing costs. These conditions should ultimately bode well for both businesses and consumers.

The U.S. money markets have witnessed a steady decline in credit quality over the past year, while the Portfolio's overall credit quality has remained unchanged. This is a direct result of our investment philosophy. We remain committed to providing our investors with the highest-quality, investment-grade money market securities. Going forward, we will continue to base our selections on careful credit research and review, focusing only on strong, top-tier companies that are leaders in their respective industries. Regardless of market conditions, we believe this approach is the best means of serving our shareholders.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

                                         Portfolio Composition
                                           (% of Portfolio)
                                        Commercial Paper - 81.2%
                                        Certificates of Deposit - 10.2%
                                        Variable Rate Notes - 4.6%
                                        Medium Term Notes - 2.3%
                                        U.S. Government Agency - 1.7%

                                                        % of
Top 10 Holdings by Creditors                          Portfolio
---------------------------------------------------------------
Corporate Asset Funding Corp.                            4.5%
Swiss Re                                                 4.5%
American Honda Finance Corp.                             4.5%
Harvard University                                       4.4%
J.P. Morgan/Chase                                        4.4%
Govco, Inc.                                              4.4%
Aegon N.V.                                               4.1%
General Electric Capital Corp.                           4.0%
Bank of New York                                         3.9%
Chevron Corp.                                            3.7%

Footnote reads:  These holdings represent 42.4% of the total investment portfolio.

   Money Market Portfolio
   Annualized Total Returns*
   Period Ending 12/31/01
-----------------------------

   10 Years..............4.71%
   5 Years...............5.17%
   1 Year................3.96%

   Seven-Day Yields
   as of 12/31/01+
   Current...............1.73%
   Effective.............1.74%

Notes to Portfolio Management Reviews

* The annualized total returns for each of the Portfolios represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding for the periods indicated.  Returns have not been adjusted for charges associated with the variable life insurance and variable annuity contracts that invest in the portfolios.  (For additional information on the charges, costs and benefits associated with the contracts, refer to the contract prospectus or contract your LBSC registered representative.)  Since performance varies, the annualized total returns, which assume a steady rate of growth, differ from the Portfolios'
  actual total returns for the years indicated.  The value of an investment fluctuates so that shares, when redeemed, may be worth more or less than the original investment.

** International investing has special risks, including currency fluctuation and political volatility.

*** High-yield bonds carry greater volatility and risk than investment-grade bonds.

**** An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.  Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the
     Portfolio.

+ Seven-day yields of the Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period.  Effective yields reflect the reinvestment of income.  Yields are subject to daily fluctuation and should not be considered an indication of future results.

The following Portfolios were introduced on November 30, 2001:
      o FTISmall Cap Growth o TRP Growth Stock
      o MFSMid Cap Growth   o Value
      o FI All Cap          o Limited Maturity Bond
      o MFS Investors Growth

Given their brief history, portfolio management reviews for these seven Portfolios are not illustrated in this report.

This report must be preceded or accompanied by a current prospectus.

                        *See accompanying notes to Portfolio Management Reviews.

[LOGO OMITTED:  PRICEWATERHOUSECOOPERS, LLP]
                                                                  PricewaterhouseCoopers LLP
                                                                  650 Third Avenue South, Suite 1300
                                                                  Minneapolis MN 55402-4333
                                                                  Telephone  (612) 596 6000
                                                                  Facsimile  (612) 373 7160

                                   Report of Independent Accountants

To the Shareholders and Board of Directors of
    LB Series Fund, Inc.

In our opinion,  the  accompanying  statements of assets and  liabilities,  including the portfolios of investments,  and the related  statements of operations  and of changes in net assets and the financial highlights present fairly, in all material  respects,  the financial position of each of the Portfolios
(Opportunity  Growth, FTI Small Cap Growth,  Mid Cap Growth,  MFS Mid Cap Growth,  World Growth, FI All
Cap, Growth, MFS Investors Growth, TRP Growth Stock, Value, High Yield,  Income,  Limited Maturity Bond
and Money  Market)  comprising  the LB Series  Fund,  Inc.  (hereafter  referred  to as the  "Fund") at
December 31,  2001,  the results of each of their  operations,  the changes in each of their net assets and the  financial  highlights  for  each of the  periods  indicated,  in  conformity  with  accounting principles  generally  accepted  in the  United  States of  America.  These  financial  statements  and financial  highlights  (hereafter referred to as "financial  statements") are the responsibility of the
Fund's management;  our responsibility is to express an opinion on these financial  statements based on our  audits.  We  conducted  our audits of these  financial  statements  in  accordance  with  auditing standards  generally  accepted in the United States of America,  which require that we plan and perform the audit to obtain  reasonable  assurance about whether the financial  statements are free of material misstatement.  An audit  includes  examining,  on a test  basis,  evidence  supporting  the amounts and disclosures in the financial  statements,  assessing the  accounting  principles  used and  significant estimates made by management,  and evaluating the overall financial statement presentation.  We believe that our audits,  which  included  confirmation  of securities  at December 31, 2001 by  correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As  described  more  fully  in  Note 3 to the  financial  statements,  on  January  1,  2002,  Lutheran
Brotherhood merged with and into Aid Association for Lutherans.

/s/ PricewaterhouseCoopers, LLP
February 14, 2002

                                    LB Series Fund, Inc.
                                Opportunity Growth Portfolio
                                 Portfolio of Investments
                                   December 31, 2001

   Shares                                       Value
   ------                                       -----
            COMMON STOCKS - 97.3% (a)
            Advertising - 0.5%
    30,800  ADVO, Inc..............          $  1,324,395 (b)
    14,850  Catalina Marketing Corp.              515,295 (b)
                                             ------------
                                                1,839,690
                                             ------------
            Aerospace & Defense - 0.9%
    73,650  Aeroflex, Inc..........             1,394,195 (b)
     7,050  Alliant Techsystems, Inc.             544,260
    19,100  Mercury Computer
              Systems, Inc.........               747,001 (b)
    25,450  United Defense
              Industries, Inc......               535,723 (b)
                                             ------------
                                                3,221,179
                                             ------------
            Automotive - 0.3%
    14,200  Gentex Corp............               379,566 (b)
    86,900  Tower Automotive, Inc..               784,707 (b)
                                             ------------
                                                1,164,273
                                             ------------
            Banks - 2.4%
    25,000  Boston Private Financial
              Holdings, Inc........               551,750
    35,400  City National Corp.....             1,658,490
    55,000  Commerce Bancorp, Inc..             2,163,700
    54,000  Community First Bank
              Shares, Inc..........             1,387,260
    14,000  Cullen/Frost Bankers, Inc.            432,320
    24,700  East West Bancorp, Inc.               636,025
    18,100  Indymac Bancorp, Inc...               423,178 (b)
    16,200  Investors Financial
              Services Corp........             1,072,602
    23,900  New York Community
              Bancorp, Inc.........               546,593
                                             ------------
                                                8,871,918
                                             ------------
            Biotechnology - 6.7%
    17,300  Abgenix, Inc...........               581,972 (b)
    48,900  Alexion Pharmaceuticals, Inc.       1,195,116 (b)
    16,300  Alkermes, Inc..........               429,668 (b)
    97,700  BioMarin Pharmaceutical, Inc.       1,313,088 (b)
    26,400  Celgene Corp...........               842,688 (b)
    16,900  Cell Therapeutics, Inc.               407,966 (b)
    29,000  Cephalon, Inc..........             2,191,965 (b)
    18,100  Charles River Laboratories
              International, Inc...               605,988 (b)
    17,900  Cubist Pharmaceuticals, Inc.          643,684 (b)
     9,500  CV Therapeutics, Inc...               494,190 (b)
    87,300  Diversa Corp...........             1,235,295 (b)
    29,400  Enzon, Inc.............             1,654,632 (b)
    39,200  Harvard Bioscience, Inc.              389,648 (b)
    47,900  IDEXX Laboratories, Inc.            1,365,629 (b)
    77,500  ImmunoGen, Inc.........             1,284,950 (b)
    19,600  Invitrogen Corp........             1,213,828 (b)
    37,900  KOS Pharmaceuticals, Inc.           1,311,340 (b)
    26,700  Medarex, Inc...........               479,532 (b)
    11,600  Myriad Genetics, Inc...               610,624 (b)
    13,700  Neurocrine Biosciences, Inc.          702,947 (b)
    12,200  OSI Pharmaceuticals, Inc.             558,028 (b)
    43,300  Protein Design Labs, Inc.           1,425,869
    12,100  Techne Corp............               445,885 (b)
   149,400  Titan Pharmaceuticals, Inc.         1,465,614 (b)
    33,900  Transkaryotic Therapies, Inc.       1,450,920 (b)
                                             ------------
                                               24,301,066
                                             ------------
            Broadcasting - 1.9%
    20,700  Cox Radio, Inc., Class A              527,436 (b)
    34,600  Emmis Communications
              Corp., Class A.......               817,944 (b)
    39,600  Entercom Communications
              Corp.................             1,980,000 (b)
    31,500  Entravision Communications
              Corp.................               376,425 (b)
    52,600  Hispanic Broadcasting Corp.         1,341,300 (b)
    35,000  Radio One, Inc., Class D              630,350 (b)
    65,500  XM Satellite Radio Holdings,
              Inc., Class A........             1,202,580 (b)
                                             ------------
                                                6,876,035
                                             ------------
            Building Materials - 0.4%
    71,100  Trex Co., Inc..........             1,350,189 (b)
                                             ------------
            Chemicals - 0.8%
    37,200  Cytec Industries, Inc..             1,004,400 (b)
    29,700  OM Group, Inc..........             1,965,843
                                             ------------
                                                2,970,243
                                             ------------
            Computers - Hardware - 9.9%
    49,100  Alpha Industries, Inc..             1,070,380 (b)
   109,600  Asyst Technologies, Inc.            1,398,496 (b)
    20,900  ATMI, Inc..............               498,465 (b)
   104,200  Axcelis Technologies, Inc.          1,343,138 (b)
    17,900  Brooks Automation, Inc.               727,993 (b)
    28,100  Cabot Microelectronics Corp.        2,226,925 (b)
    58,000  Concurrent Computer Corp.             861,300 (b)
    21,100  Credence Systems Corp..               391,827 (b)
    17,100  Cree, Inc..............               503,766 (b)
    19,300  Cymer, Inc.............               515,889 (b)
    11,000  DuPont Photomasks, Inc.               477,950 (b)
    22,000  Elantec Semiconductor, Inc.           844,800 (b)
    27,400  EXAR Corp..............               571,290 (b)
    29,500  FEI Co.................               929,545 (b)
    29,200  Genesis Microchip, Inc.             1,930,704 (b)
    41,300  Helix Technology Corp..               931,315
   102,100  Integrated Silicon Solutions        1,249,704 (b)
    41,300  Intersil Holding Corp..             1,331,925 (b)
    21,038  Maxim Integrated
              Products, Inc........             1,104,705 (b)
    31,600  Microsemi Corp.........               938,520
    94,700  Microtune, Inc.........             2,221,662 (b)
   110,900  MIPS Technologies, Inc.               958,176 (b)
    63,700  MKS Instruments, Inc...             1,721,811 (b)
   118,500  Oak Technology, Inc....             1,629,375 (b)
    26,700  Photronic, Inc.........               837,045 (b)
    50,400  Power Integrations, Inc.            1,151,136 (b)
    22,700  QLogic Corp............             1,010,377 (b)
    17,600  Rudolph Technologies, Inc.            604,032 (b)
    50,100  Semtech Corp...........             1,788,069 (b)
    40,350  Silicon Storage Technology, Inc.      388,974 (b)
   100,000  Therma-Wave, Inc.......             1,492,000 (b)
    39,700  TriQuint Semiconductor, Inc.          486,722 (b)
    46,000  Ultratech Stepper, Inc.               759,920 (b)
    18,500  Varian Semiconductor
              Equipment, Inc.......               639,915 (b)
    19,000  Zoran Corp.............               620,160 (b)
                                             ------------
                                               36,158,011
                                             ------------
            Computers -
            Networking - 0.6%
    22,814  Avocent Corp...........               553,240 (b)
    39,600  Emulex Corp............             1,564,596 (b)
                                             ------------
                                                2,117,836
                                             ------------
            Computers -
            Peripherals - 1.1%
    33,300  02Micro International, Ltd.           800,865 (b)
    35,700  Advanced Digital
              Information Corp.....               572,628 (b)
    54,000  Infocus Corp...........             1,189,080 (b)
   195,000  Read-Rite Corp.........             1,288,950 (b)
                                             ------------
                                                3,851,523
                                             ------------
            Computers - Software &
            Services - 12.4%
    61,150  Activision, Inc........             1,590,512
    91,200  Acxiom Corp............             1,593,264 (b)
    23,900  Advent Software, Inc...             1,193,805 (b)
    30,600  Business Objects S.A., ADR          1,034,280 (b)
    64,100  Catapult Communications Corp.       1,670,446 (b)
    31,000  Cerner Corp............             1,547,830 (b)
    34,200  Cognizant Technology
              Solutions Corp., Class A          1,401,516 (b)
    61,700  Digital Insight Corp...             1,379,612 (b)
    30,900  Documentum, Inc........               671,148 (b)
    27,100  Fair, Isaac & Co., Inc.             1,707,842
    16,400  Forrester Research, Inc.              330,296 (b)
    98,800  Gartner Group, Inc.....             1,154,972 (b)
    32,600  Henry (Jack) & Associates, Inc.       711,984
    18,200  HNC Software, Inc......               374,920 (b)
    16,200  InterCept Group, Inc...               662,580 (b)
    36,600  Investment Technology Group         1,429,962
    20,700  Lawson Software, Inc...               326,025 (b)
    55,300  Macromedia, Inc........               984,340 (b)
    50,800  Manhattan Associates, Inc.          1,480,820 (b)
    27,800  Manugistics Group, Inc.               586,024 (b)
    14,100  MapInfo Corp...........               221,229 (b)
    28,600  Mentor Graphics Corp...               674,102 (b)
    30,400  Micromuse, Inc.........               456,000 (b)
    39,100  MSC.Software Corp......               609,960 (b)
    12,100  Netegrity, Inc.........               234,256 (b)
    49,244  NetIQ Corp.............             1,736,343 (b)
    64,000  Network Associates, Inc.            1,654,400 (b)
   215,300  Novell, Inc............               988,227 (b)
    25,700  Numerical Technologies, Inc.          904,640 (b)
    41,300  Overture Services, Inc.             1,463,259 (b)
    30,500  Precise Software Solutions, Ltd.      630,130 (b)
    45,500  Quest Software, Inc....             1,006,005 (b)
    15,300  Retek, Inc.............               457,011 (b)
    67,250  RSA Security, Inc......             1,174,185
    54,700  SeaChange International, Inc.       1,866,364 (b)
    27,500  Secure Computing Corp..               565,125 (b)
    33,700  SmartForce plc, ADR....               834,075 (b)
    37,700  SonicWALL, Inc.........               732,888 (b)
    29,250  Stellent, Inc..........               864,630 (b)
    21,400  Synopsys, Inc..........             1,264,098 (b)
    24,600  THQ, Inc...............             1,192,362 (b)
    12,900  Titan Corp.............               321,855 (b)
    18,800  Verity, Inc............               380,700 (b)
    28,100  WebEx Communications, Inc.            698,285 (b)
    67,700  Websense, Inc..........             2,171,139 (b)
                                             ------------
                                               44,933,446
                                             ------------
            Construction - 0.5%
    45,300  Granite Construction, Inc.          1,090,824
    29,000  Shaw Group, Inc........               681,500 (b)
                                             ------------
                                                1,772,324
                                             ------------
            Consumer Finance - 0.8%
    21,200  AmeriCredit Corp.......               668,860 (b)
    19,400  Doral Financial Corp...               605,474
    23,000  Financial Federal Corp.               718,750 (b)
     1,898  Imperial Credit Industries, Inc.,
              Stock Warrants.......                     0 (b)
    31,750  Metris Companies, Inc..               816,293
                                             ------------
                                                2,809,377
                                             ------------
            Containers &
            Packaging - 0.4%
    79,900  Pactiv Corp............             1,418,225 (b)
                                             ------------
            Distributors - Food &
            Health - 5.4%
    29,750  Accredo Health, Inc....             1,181,075
    55,200  AdvancePCS.............             1,620,120
    16,400  AmeriPath, Inc.........               524,964 (b)
     8,600  AmerisourceBergen Corp.               546,530
    30,400  Apria Healthcare Group, Inc.          759,696 (b)
    70,400  Covance, Inc...........             1,598,080 (b)
    26,500  Davita, Inc............               647,925 (b)
    13,500  Dianon Systems, Inc....               820,800 (b)
    20,500  Fastenal Co............             1,361,815
    30,900  First Horizon Pharmaceutical
              Corp.................               908,151
    12,500  Henry Schein, Inc......               462,875 (b)
    14,100  IMPATH, Inc............               627,591 (b)
    26,300  MAXIMUS, Inc...........             1,106,178 (b)
    24,900  MSC Industrial Direct Co., Inc.,
              Class A..............               491,775 (b)
    13,900  Patterson Dental Co....               568,927 (b)
    72,100  Performance Food Group Co.          2,535,757 (b)
    29,600  Pharmaceutical Product
              Development, Inc.....               956,376 (b)
    32,200  Priority Healthcare Corp.,
              Class B..............             1,133,118 (b)
    46,900  Renal Care Group, Inc..             1,505,490 (b)
    13,350  Specialty Laboratories.               366,992 (b)
                                             ------------
                                               19,724,235
                                             ------------
            Electrical Equipment - 1.2%
    14,900  AstroPower, Inc........               602,407 (b)
    19,600  C&D Technologies, Inc..               447,860
   110,200  Power-One, Inc.........             1,147,182 (b)
    54,800  Wilson Greatbatch Technologies      1,978,280 (b)
                                             ------------
                                                4,175,729
                                             ------------
            Electronics - 5.5%
    29,500  Amphenol Corp., Class A             1,417,475 (b)
    92,000  Checkpoint Systems, Inc.            1,232,800 (b)
    26,500  Diebold, Inc...........             1,071,660
    48,000  DSP Group, Inc.........             1,116,480 (b)
    45,800  Fisher Scientific
              International, Inc...             1,337,360 (b)
    32,700  Harman International
              Industries, Inc......             1,474,770
    13,700  Intermagnetics General Corp.          354,830 (b)
    90,200  Kopin Corp.............             1,262,800 (b)
    32,300  Mettler-Toledo International, Inc.  1,674,755 (b)
    17,000  Optimal Robotics Corp..               602,650 (b)
    40,000  Photon Dynamics, Inc...             1,826,000 (b)
    67,800  Plexus Corp............             1,800,768 (b)
    25,800  Tech Data Corp.........             1,116,624 (b)
    76,700  Teledyne Technologies, Inc.         1,249,443 (b)
    26,000  Varian, Inc............               843,440 (b)
    43,900  Veeco Instruments, Inc.             1,582,595 (b)
                                             ------------
                                               19,964,450
                                             ------------
            Financial - Diversified - 1.8%
    39,100  Actrade Financial
              Technologies Ltd.....             1,151,495 (b)
    31,900  Affiliated Managers Group, Inc.     2,248,312 (b)
    18,600  American Capital Stretegies, Ltd.     527,310
    28,200  BlackRock, Inc.........             1,175,940 (b)
    38,200  Eaton Vance Corp.......             1,358,010
                                             ------------
                                                6,461,067
                                             ------------
            Food & Beverage - 2.4%
    19,600  American Italian Pasta Co.,
              Class A..............               823,788 (b)
    68,700  Cott Corp..............             1,092,330 (b)
    21,600  Dean Foods Co..........             1,473,120 (b)
    34,600  Dreyer's Grand Ice Cream, Inc.      1,332,446
    58,800  Smithfield Foods, Inc..             1,295,952
    58,100  Whole Foods Market, Inc.            2,530,836
                                             ------------
                                                8,548,472
                                             ------------
            Health Care - Drugs &
            Pharmaceuticals - 2.1%
     7,200  Barr Laboratories, Inc.               571,392 (b)
    17,800  Cima Labs, Inc.........               643,470 (b)
    13,400  Duane Reade, Inc.......               406,690 (b)
    37,800  InterMune, Inc.........             1,862,028 (b)
    37,300  Medicis Pharmaceutical Corp.,
              Class A..............             2,409,207 (b)
    11,700  NPS Pharmaceuticals, Inc.             448,110 (b)
    13,600  Pharmaceutical Resources, Inc.        459,680 (b)
    19,300  Taro Pharmaceutical
              Industries, Ltd......               771,035 (b)
                                             ------------
                                                7,571,612
                                             ------------
            Health Care - Medical
            Products & Supplies - 2.8%
    23,800  ArthroCare Corp........               426,734 (b)
    32,900  Bruker Daltonics, Inc..               537,915 (b)
    72,800  Cytyc Corp.............             1,900,080
    23,300  Endocare, Inc..........               417,769 (b)
    20,800  Inhale Therapeutic Systems            385,840 (b)
    26,600  Integra LifeSciences
              Holding Corp.........               700,644 (b)
    41,750  Possis Medical, Inc....               727,285 (b)
     9,800  ResMed, Inc............               528,416 (b)
    18,300  Respironics, Inc.......               633,912 (b)
    82,000  Thoratec Corp..........             1,394,000 (b)
    13,300  Varian Medical Systems, Inc.          947,758
    43,300  Zoll Medical Corp......             1,686,102 (b)
                                             ------------
                                               10,286,455
                                             ------------
            Health Care
            Management - 3.3%
    25,500  AmSurg Corp............               693,090 (b)
    50,000  Caremark Rx, Inc.......               815,500 (b)
    20,500  Community Health Systems, Inc.        522,750 (b)
    21,300  First Health Group Corp.              526,962
    62,300  Health Net, Inc........             1,356,894 (b)
    18,300  Manor Care, Inc........               433,893 (b)
    30,300  Mid Atlantic Medical Services         687,810 (b)
    51,000  Orthodontic Centers of
              America, Inc.........             1,555,500 (b)
    18,900  Pediatrix Medical Group, Inc.         641,088 (b)
    63,850  Province Healthcare Co.             1,970,411 (b)
    23,100  Triad Hospitals, Inc...               677,985 (b)
    19,400  Trigon Healthcare, Inc.             1,347,330 (b)
    18,000  Universal Health Services, Inc.,
              Class B..............               770,040
                                             ------------
                                               11,999,253
                                             ------------
            Homebuilding - 1.1%
    21,200  Centex Corp............             1,210,308
    35,700  KB Home................             1,431,570
    31,900  Toll Brothers, Inc.....             1,400,410 (b)
                                             ------------
                                                4,042,288
                                             ------------
            Housewares &
            Household Products - 0.3%
    65,400  Dial Corp..............             1,121,610
                                             ------------
            Insurance - 1.2%
    19,050  Arthur J. Gallagher & Company         657,035
    24,500  HCC Insurance Holdings, Inc.          674,975
    20,400  PartnerRe Ltd..........             1,101,600
    39,000  Protective Life Corp.,
              Capital Trust II.....             1,128,270
     9,800  Radian Group, Inc......               420,910
     4,600  Renaissancere Holdings, Ltd.          438,840
                                             ------------
                                                4,421,630
                                             ------------
            Leisure Products - 0.7%
    12,300  Macrovision Corp.......               433,206 (b)
    50,200  Midway Games, Inc......               753,502 (b)
    81,500  Oakley, Inc............             1,325,190 (b)
                                             ------------
                                                2,511,898
                                             ------------
            Machinery - Diversified - 0.3%
    29,700  Harsco Corp............             1,018,710
                                             ------------
            Metals & Mining - 0.4%
    83,300  Freeport McMoRan
              Copper & Gold, Class B            1,115,387 (b)
    20,300  Stillwater Mining Co...               375,550 (b)
                                             ------------
                                                1,490,937
                                             ------------
            Office Equipment & Supplies - 0.4%
    43,000  United Stationers, Inc.             1,446,950 (b)
                                             ------------
            Oil & Gas - 4.2%
    68,500  Cal Dive International, Inc.        1,690,580 (b)
    32,800  Core Laboratories N.V. (USD)          459,856 (b)
    35,400  Equitable Resources, Inc.           1,206,078
    15,600  Evergreen Resources, Inc.             602,316 (b)
    31,800  Global Industries Ltd..               283,020 (b)
    26,000  Hanover Compressor Co..               656,760 (b)
    64,400  Key Energy Services, Inc.             592,480 (b)
    39,000  National-Oilwell, Inc..               803,790 (b)
    26,800  Newfield Exploration Co.              951,668 (b)
    67,500  Oceaneering International, Inc.     1,493,100 (b)
    22,200  Patterson-UTI Energy, Inc.            517,482 (b)
    20,200  Precision Drilling Corp.              521,564 (b)
    73,900  Pride International, Inc.           1,115,890 (b)
    24,600  Spinnaker Exploration Co.           1,012,536 (b)
    18,100  Stone Energy Corp......               714,950 (b)
    25,650  TETRA Technologies, Inc.              537,368 (b)
    25,300  Unit Corp..............               326,370 (b)
   110,150  XTO Energy, Inc........             1,927,625
                                             ------------
                                               15,413,433
                                             ------------
            Publishing - 0.7%
    37,300  Getty Images, Inc......               857,154 (b)
    32,700  Scholastic Corp........             1,645,791 (b)
                                             ------------
                                                2,502,945
                                             ------------
            Restaurants - 3.0%
    22,000  AFC Enterprises, Inc...               624,580 (b)
    32,300  Buca, Inc..............               523,583 (b)
    61,400  California Pizza Kitchen, Inc.      1,519,650 (b)
    47,200  CBRL Group, Inc........             1,389,568
    23,400  CEC Entertainment, Inc.             1,015,326 (b)
    16,450  Cheesecake (The) Factory              571,967
    11,000  Krispy Kreme Doughnuts, Inc.          486,200 (b)
    21,800  Panera Bread Co........             1,134,472 (b)
    18,800  PF Chang's China Bistro, Inc.         889,240 (b)
    66,200  RARE Hospitality
              International, Inc...             1,492,148 (b)
    26,400  Ruby Tuesday, Inc......               544,632
    24,250  Sonic Corp.............               873,000 (b)
                                             ------------
                                               11,064,366
                                             ------------
            Retail - 7.1%
    18,400  99 Cents Only Stores...               701,040 (b)
    40,600  AnnTaylor Stores, Inc..             1,421,000 (b)
    17,000  Barnes and Noble, Inc..               503,200 (b)
    28,250  Chico's FAS, Inc.......             1,121,525
    53,075  Christopher & Banks Corp.           1,817,819
    16,200  Circuit City Stores, Inc.             368,388 (b)
    70,300  Copart, Inc............             2,556,811
    34,300  Cost Plus (California), Inc.          908,950 (b)
    13,700  Electronics Boutique
              Holdings Corp........               547,178 (b)
    71,400  Foot Locker, Inc.......             1,117,410 (b)
    18,200  Fred's, Inc............               745,472
    28,600  Genesco, Inc...........               593,736 (b)
    56,800  Hot Topic, Inc.........             1,782,952 (b)
    35,637  Insight Enterprise, Inc.              876,670 (b)
    31,600  Linens 'N Things, Inc..               805,800 (b)
    54,000  Michael's Stores, Inc..             1,779,300
    33,000  O'Reilly Automotive, Inc.           1,203,510 (b)
    25,725  Pacific Sunwear of California         525,305 (b)
    66,700  Pep Boys-Manny, Moe, & Jack         1,143,905
    52,300  Sonic Automotive, Inc..             1,225,912 (b)
    65,450  Too, Inc...............             1,799,875 (b)
    32,500  Tweeter Home Entertainment
              Group, Inc...........               942,500 (b)
    48,800  Ultimate Electronics, Inc.          1,464,000 (b)
                                             ------------
                                               25,952,258
                                             ------------
            Services - 6.3%
    20,600  Adminstaff, Inc........               564,646 (b)
     6,800  Bisys Group, Inc.......               435,132 (b)
    67,400  Career Education Corp..             2,310,472
    36,500  ChoicePoint, Inc.......             1,850,185
    12,350  Corinthian Colleges, Inc.             504,992 (b)
    46,200  Corporate Executive Board Co.       1,695,540 (b)
    22,400  Edison Schools, Inc....               440,160 (b)
    38,100  Education Management Corp.          1,381,125 (b)
     9,450  FactSet Research Systems, Inc.        330,278
    50,200  Iron Mountain, Inc.....             2,198,760
    43,100  ITT Educational Services, Inc.      1,589,097 (b)
    48,900  Mobile Mini, Inc.......             1,912,968 (b)
    22,900  NDCHealth Corp.........               791,195
    28,100  On Assignment, Inc.....               645,457 (b)
    52,900  Resources Connection, Inc.          1,392,857 (b)
    32,700  Stericycle, Inc........             1,990,776 (b)
    27,200  Sylvan Learning Systems, Inc.         600,304 (b)
    65,500  Tetra Tech, Inc........             1,304,105
    35,500  Waste Connections, Inc.             1,100,145 (b)
                                             ------------
                                               23,038,194
                                             ------------
            Telephone &
            Telecommunications - 3.9%
    21,400  Advanced Fibre
              Communications.......               378,138 (b)
    33,200  AirGate PCS, Inc.......             1,512,260 (b)
    27,100  Anaren Microwave, Inc..               469,372 (b)
    53,200  CommScope, Inc.........             1,131,564 (b)
    99,100  Digital Lightwave, Inc.               929,558 (b)
    24,800  Metro One
              Telecommunications, Inc.            750,200 (b)
    60,700  Polycom, Inc...........             2,088,080 (b)
   103,950  Powerwave Technologies, Inc.        1,796,256 (b)
   123,200  SBA Communications Corp.            1,604,064 (b)
    21,400  Tekelec................               387,554 (b)
    30,000  Triton PCS Holdings, Inc.,
              Class A..............               880,500 (b)
    60,500  UTStarcom, Inc.........             1,724,250 (b)
    12,700  Western Wireless Corp..               358,775 (b)
                                             ------------
                                               14,010,571
                                             ------------
            Textiles - 1.2%
    45,400  Coach, Inc.............             1,769,692 (b)
    72,200  Kenneth Cole Productions, Inc.,
              Class A..............             1,277,940 (b)
    43,900  Polo Ralph Lauren Corp.             1,174,764 (b)
                                             ------------
                                                4,222,396
                                             ------------
            Transportation  - 1.0%
    46,200  C.H. Robinson Worldwide, Inc.       1,335,873
    65,100  Swift Transportation Co., Inc.      1,400,301 (b)
    32,300  USFreightways Corp.....             1,014,220
                                             ------------
                                                3,750,394
                                             ------------
            Transporataion -
            Airlines - 1.0%
    33,800  Atlantic Coast
              Airlines Holdings....               787,202
    50,300  Forward Air Corp.......             1,706,176 (b)
    49,500  SkyWest, Inc...........             1,259,775
                                             ------------
                                                3,753,153
                                             ------------
            Utilities - 0.4%
    54,900  Atmos Energy Corp......             1,166,625
     5,806  Dominion Resources, Inc.              348,941
                                             ------------
                                                1,515,566
                                             ------------

            Total Common Stocks
              (cost $338,123,104)..           353,663,907
                                             ------------
 Principal
  Amount
 --------
            SHORT-TERM
            SECURITIES - 2.7% (a)
            Commercial Paper
$9,820,000  Citigroup, Inc., 1.77%
              Due 1/2/2002
              (at amortized cost)..             9,819,517
                                             ------------

            Total Investments
              (cost $347,942,621)..          $363,483,424 (c)
                                             ------------
                                             ------------

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Opportunity
    Growth Portfolio.
(b) Currently non-income producing.
(c) At December 31, 2001, the aggregate cost of securities for  federal income tax purposes was
    $350,295,717 and the net  unrealized appreciation of investments based on that cost was $13,187,707 which is comprised of $40,878,158 aggregate gross unrealized appreciation and $27,690,451 aggregate gross unrealized depreciation.
(d) Miscellaneous Footnotes:
    (ADR) - American Depository Receipts

                          See accompanying notes to portfolio of investments.
                  The accompanying notes are an integral part of the financial statements.

                                    LB Series Fund, Inc.
                                FTI Small Cap Growth Portfolio
                                  Portfolio of Investments
                                     December 31, 2001

   Shares                                       Value
   ------                                       -----
            COMMON STOCKS - 89.1% (a)
            Agriculture - 0.8%
     1,900  Bunge, Ltd.............          $     44,232
                                             ------------
            Automotive - 1.6%
     3,500  Gentex Corp............                93,555 (b)
                                             ------------
            Banks - 0.8%
       400  Investors Financial
              Services Corp........                26,484
       700  Silicon Valley Bancshares              18,711 (b)
                                             ------------
                                                   45,195
                                             ------------
            Biotechnology - 1.1%
       500  Digene Corp............                14,750 (b)
     1,900  Ortec International, Inc.              11,020 (b)
     1,700  Titan Pharmaceuticals, Inc.            16,677 (b)
       500  Trimeris, Inc..........                22,485 (b)
                                             ------------
                                                   64,932
                                             ------------
            Broadcasting - 1.6%
     3,900  Acme Communications, Inc.              26,286 (b)
     5,400  Entravision Communications
              Corp.................                64,530 (b)
                                             ------------
                                                   90,816
                                             ------------
            Building Materials - 0.6%
     1,300  Crane Co...............                33,332
                                             ------------
            Chemicals - 2.9%
       700  Cambrex Corp...........                30,520
     1,600  Minerals Technologies, Inc.            74,624
     3,100  NOVA Chemicals Corp....                59,737
                                             ------------
                                                  164,881
                                             ------------
            Computers -
            Hardware - 12.8%
       800  AXT, Inc...............                11,544 (b)
     3,100  Credence Systems Corp..                57,567 (b)
     2,100  EMCORE Corp............                28,245 (b)
     5,400  Integrated Circuit Systems, Inc.      121,986 (b)
     1,300  Intersil Holding Corp..                41,925 (b)
       800  Oak Technology, Inc....                11,000 (b)
     4,500  Rudolph Technologies, Inc.            154,440 (b)
     3,100  Semtech Corp...........               110,639 (b)
       900  Siliconware Precision
              Industries Co........                 3,870 (b)
     5,500  Varian Semiconductor
              Equipment, Inc.......               190,245 (b)
                                             ------------
                                                  731,461
                                             ------------
            Computers -
            Networking - 2.2%
     3,800  Avocent Corp...........                92,150 (b)
     2,700  Ixia...................                34,695 (b)
                                             ------------
                                                  126,845
                                             ------------
            Computers -
            Peripherals - 1.7%
     3,500  Advanced Digital
              Information Corp.....                56,140 (b)
     6,300  Maxtor Corp............                39,942 (b)
                                             ------------
                                                   96,082
                                             ------------
            Computers - Software &
            Services - 11.6%
     3,400  BindView Development Corp.              6,834 (b)
     4,500  Brio Technology, Inc...                12,960 (b)
     3,800  Catapult Communications Corp.          99,028 (b)
     4,200  DigitalThink, Inc......                45,360 (b)
     3,600  Henry (Jack) & Associates, Inc.        78,624
     2,200  Inforte Corp...........                30,734 (b)
     3,100  Keane, Inc.............                55,893 (b)
     1,500  MatrixOne, Inc.........                19,485 (b)
     3,100  Micromuse, Inc.........                46,500 (b)
     3,200  National Instruments Corp.            119,872 (b)
     2,000  Precise Software Solutions, Ltd.       41,320 (b)
     3,700  Sapient Corp...........                28,564 (b)
       600  Verity, Inc............                12,150 (b)
     1,800  webMethods, Inc........                30,168 (b)
     1,800  Wind River Systems, Inc.               32,238 (b)
                                             ------------
                                                  659,730
                                             ------------
            Containers &
            Packaging - 1.1%
     3,400  Pactiv Corp............                60,350 (b)
                                             ------------
            Distributors - Food &
            Health - 0.7%
     1,700  PDI, Inc...............                37,944 (b)
                                             ------------
            Electrical Equipment - 2.6%
     2,200  Advanced Energy
              Industries, Inc......                58,608 (b)
     1,600  C&D Technologies, Inc..                36,560
     4,900  Power-One, Inc.........                51,009 (b)
                                             ------------
                                                  146,177
                                             ------------

            Electronics - 8.5%
     1,100  CTS Corp...............                17,490
     4,900  DDi, Corp..............                48,216 (b)
     2,000  Mettler-Toledo International, Inc.    103,700 (b)
       500  Nanometrics, Inc.......                 9,700 (b)
       800  PerkinElmer, Inc.......                28,016
     1,800  Plexus Corp............                47,808 (b)
     1,700  Roper Industries, Inc..                84,150
     3,500  Sirenza Microdevices, Inc.             21,315 (b)
     2,200  Trimble Navigation, Ltd.               35,662 (b)
     2,700  Varian, Inc............                87,588 (b)
                                             ------------
                                                  483,645
                                             ------------
            Financial - Diversified - 1.4%
       700  BlackRock, Inc.........                29,190 (b)
     4,500  Knight Trading Group, Inc.             49,590 (b)
                                             ------------
                                                   78,780
                                             ------------
            Health Care - Drugs &
            Pharmaceuticals - 2.1%
     4,500  Alpharma, Inc., Class A               119,025
                                             ------------
            Health Care - Medical
            Products & Supplies - 1.5%
       700  Caliper Technologies Corp.             10,927 (b)
       500  Integra LifeSciences
              Holding Corp.........                13,170 (b)
       900  Varian Medical Systems, Inc.           64,134
                                             ------------
                                                   88,231
                                             ------------
            Insurance - 1.3%
     1,700  Reinsurance Group of America           56,576
     2,200  Vesta Insurance Group, Inc.            17,600
                                             ------------
                                                   74,176
                                             ------------
            Leisure Products - 1.4%
       700  Argosy Gaming Co.......                22,764 (b)
     3,800  Station Casinos, Inc...                42,522 (b)
       600  WMS Industries, Inc....                12,000 (b)
                                             ------------
                                                   77,286
                                             ------------
            Lodging & Hotels - 0.6%
       700  Four Seasons Hotels, Inc.              32,732
                                             ------------
            Machinery -
            Diversified - 3.4%
     1,300  AGCO Corp..............                20,514
     1,100  CUNO, Inc..............                33,550 (b)
       200  Milacron, Inc..........                 3,162
       600  Oshkosh Truck Corp.....                29,250
     1,600  Pentair, Inc...........                58,416
     1,900  Reliance Steel &
              Aluminum Co..........                49,875
                                             ------------
                                                  194,767
                                             ------------
            Metals & Mining - 1.2%
     3,800  Stillwater Mining Co...                70,300 (b)
                                             ------------
            Oil & Gas - 5.0%
     2,000  Cal Dive International, Inc.           49,360 (b)
     3,600  Chesapeake Energy Corp.                23,796 (b)
     3,100  Patterson-UTI Energy, Inc.             72,261 (b)
       800  Spinnaker Exploration Co.              32,928 (b)
     1,600  Stone Energy Corp......                63,200 (b)
     1,300  Superior Energy Services, Inc.         11,245 (b)
     1,600  Swift Energy Co........                32,320 (b)
                                             ------------
                                                  285,110
                                             ------------
            Paper & Forest
            Products - 0.2%
       900  Domtar, Inc............                 9,072
                                             ------------
            Real Estate - 1.5%
       800  Boardwalk Equities, Inc.                5,856
       900  Colonial Properties Trust              28,035
     2,000  Security Capital Group, Inc.           50,740 (b)
                                             ------------
                                                   84,631
                                             ------------
            Restaurants - 2.1%
     1,300  CEC Entertainment, Inc.                56,407 (b)
     2,200  Jack in the Box, Inc...                60,588 (b)
                                             ------------
                                                  116,995
                                             ------------
            Retail - 2.6%
       900  Chico's FAS, Inc.......                35,730
     2,100  Cost Plus (California), Inc.           55,650 (b)
     2,200  Linens 'N Things, Inc..                56,100 (b)
                                             ------------
                                                  147,480
                                             ------------
            Services - 3.1%
     1,600  Pegasus Solutions, Inc.                22,720 (b)
       900  Princeton Review, Inc..                 6,885 (b)
     3,500  ProBusiness Services, Inc.             65,800 (b)
     3,000  Resources Connection, Inc.             78,990 (b)
                                             ------------
                                                  174,395
                                             ------------
            Telephone &
            Telecommunications - 6.7%
     4,900  Advanced Fibre
              Communications.......                86,583 (b)
     3,700  Anaren Microwave, Inc..                64,084 (b)
     2,000  Leap Wireless International, Inc.      41,940 (b)
     5,600  Powerwave Technologies, Inc.           96,768 (b)
     3,300  Sierra Wireless, Inc...                62,205 (b)
     6,100  Western Multiplex Corp.                32,940 (b)
                                             ------------
                                                  384,520
                                             ------------
            Transportation -
            Airlines - 4.4%
     4,300  Atlantic Coast
              Airlines Holdings....               100,147
     4,500  Forward Air Corp.......               152,640 (b)
                                             ------------
                                                  252,787
                                             ------------
            Utilities (c)
     1,800  New Power Holdings, Inc.                1,332 (b)
                                             ------------

            Total Common Stocks
              (cost $4,792,254)....             5,070,796
                                             ------------
 Principal
  Amount
  ------
            SHORT-TERM
            SECURITIES - 10.9% (a)
            Repurchase Agreement
$  623,000  State Street Bank, 1.77%,
              dated 12/31/2001, $623,061
              maturing 1/2/2002, (secured
              by $625,000 Federal Home
              Loan Mortgage Corp. Medium
              Term Notes 4.5%, due
              7/9/2003) (at amortized cost)       623,000
                                             ------------

            Total Investments
              (cost $5,415,254)....          $  5,693,796 (d)
                                             ------------
                                             ------------

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the FTI Small Cap
    Growth Portfolio.
(b) Currently non-income producing.
(c) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the FTI Small Cap Growth Portfolio.
(d) At December 31, 2001, the aggregate cost of securities for  federal income tax purposes was
    $5,415,254 and the net  unrealized appreciation of investments based on that cost was $278,542 which is comprised of $362,701 aggregate gross unrealized appreciation and $84,159 aggregate gross unrealized depreciation.

                          See accompanying notes to portfolio of investments.
               The accompanying notes are an integral part of the financial statements.

                                         LB Series Fund, Inc.
                                       Mid Cap Growth Portfolio
                                       Portfolio of Investments
                                           December 31, 2001

   Shares                                       Value
   ------                                       -----

            COMMON STOCKS - 96.1% (a)
            Advertising - 0.6%
    19,550  Catalina Marketing Corp.          $   678,379 (b)
    43,800  Lamar Advertising Co...             1,854,492 (b)
    20,900  TMP Worldwide, Inc.....               896,610 (b)
                                             ------------
                                                3,429,481
                                             ------------
            Aerospace & Defense - 0.5%
    18,100  Level 3 Communications
              Holdings Corp........             1,629,000 (b)
    29,000  Precision Castparts Corp.             819,250
                                             ------------
                                                2,448,250
                                             ------------
            Automotive - 0.5%
    34,400  Gentex Corp............               919,512 (b)
    30,820  Harley Davidson, Inc...             1,673,834
                                             ------------
                                                2,593,346
                                             ------------
            Banks - 1.7%
    33,050  City National Corp.....             1,548,393
    17,000  Dime Bancorp, Inc......               613,360
    36,400  Dime Bancorp, Inc.,
              Stock Warrants.......                 5,460 (b)
    14,400  Investors Financial
              Services Corp........               953,424
    34,400  Marshall & Ilsley Corp.             2,176,832
    17,300  North Fork Bancorporation, Inc.       553,427
    23,300  TCF Financial Corp.....             1,117,934
    40,000  Union Planters Corp....             1,805,200
    12,500  Zions Bancorp..........               657,250
                                             ------------
                                                9,431,280
                                             ------------
            Biotechnology - 6.6%
    14,300  Abgenix, Inc...........               481,052 (b)
    19,700  Biogen, Inc............             1,129,795 (b)
    35,000  Celgene Corp...........             1,117,200 (b)
    36,000  Cephalon, Inc..........             2,721,060 (b)
    19,000  Charles River Laboratories
              International, Inc...               636,120 (b)
    49,900  Enzon, Inc.............             2,808,372 (b)
    34,600  Genentech, Inc.........             1,877,050 (b)
    56,800  Genzyme Corp...........             3,400,048
    56,500  Gilead Sciences, Inc...             3,713,180 (b)
    10,900  Human Genome Sciences, Inc.           367,548 (b)
    53,450  IDEC Pharmaceuticals Corp.          3,684,309 (b)
    44,200  Invitrogen Corp........             2,737,306 (b)
    91,700  MedImmune, Inc.........             4,250,295 (b)
    30,800  Millennium
              Pharmaceuticals, Inc.               754,908 (b)
    20,900  Neurocrine Biosciences, Inc.        1,072,379 (b)
    82,600  Protein Design Labs, Inc.           2,720,018
    22,700  Sepracor, Inc..........             1,295,262 (b)
    32,800  Techne Corp............             1,208,680 (b)
                                             ------------
                                               35,974,582
                                             ------------
            Broadcasting - 3.2%
    28,600  Adelphia Communications
              Corp., Class A.......               891,748 (b)
    42,400  Charter Communications, Inc.,
              Class A..............               696,632 (b)
    44,500  Cox Radio, Inc., Class A            1,133,860 (b)
    34,400  Echostar Communications Corp.,
              Class A..............               944,968 (b)
    51,300  Entercom Communications
              Corp.................             2,565,000 (b)
   112,500  Hispanic Broadcasting Corp.         2,868,750 (b)
    43,000  Insight Communications, Inc.,
              Class A..............             1,038,880 (b)
    40,600  Radio One, Inc., Class D              731,206 (b)
    26,400  Univision Communications, Inc.,
              Class A..............             1,068,144 (b)
   102,300  USA Networks, Inc......             2,793,813 (b)
    95,200  Westwood One, Inc......             2,860,760 (b)
                                             ------------
                                               17,593,761
                                             ------------
            Chemicals - 0.9%
    46,900  Cytec Industries, Inc..             1,266,300 (b)
    42,000  Ecolab, Inc............             1,690,500
    31,400  Praxair, Inc...........             1,734,850
                                             ------------
                                                4,691,650
                                             ------------
            Computers -
            Hardware - 9.4%
    26,700  Altera Corp............               566,574 (b)
    84,600  Amkor Technologies, Inc.            1,356,138 (b)
    53,700  Analog Devices, Inc....             2,383,743 (b)
   137,800  Applied Micro Circuits Corp.        1,559,896 (b)
    19,600  Broadcom Corp., Class A               803,208 (b)
    11,700  Brooks Automation, Inc.               475,839 (b)
    29,600  Cabot Microelectronics Corp.        2,345,800 (b)
    32,600  Cree, Inc..............               960,396 (b)
    29,200  Cymer, Inc.............               780,516 (b)
    24,100  Elantec Semiconductor, Inc.           925,440 (b)
   128,000  EMCORE Corp............             1,721,600 (b)
    27,800  EXAR Corp..............               579,630 (b)
    47,100  Integrated Device
              Technology, Inc......             1,252,389 (b)
    79,600  Intersil Holding Corp..             2,567,100 (b)
    33,740  KLA-Tencor Corp........             1,672,154 (b)
    58,600  LAM Research Corp......             1,360,692 (b)
    92,900  LSI Logic Corp.........             1,465,962 (b)
    30,700  Marvell Technology Group, Ltd.      1,099,674 (b)
    15,240  Maxim Integrated Products, Inc.       800,252 (b)
    38,800  Micrel, Inc............             1,017,724 (b)
    99,927  Microchip Technology, Inc.          3,871,172 (b)
    69,300  National Semiconductor Corp.        2,133,747 (b)
    40,100  NCR Corp...............             1,478,086 (b)
    44,270  Novellus Systems, Inc..             1,746,452 (b)
    69,000  NVIDIA Corp............             4,616,100
    22,000  PMC-Sierra, Inc........               467,720 (b)
    67,900  QLogic Corp............             3,022,229 (b)
   118,800  RF Micro Devices, Inc..             2,284,524 (b)
    63,700  Semtech Corp...........             2,273,453 (b)
    66,800  Silicon Storage Technology, Inc.      643,952 (b)
    27,000  Teradyne, Inc..........               813,780 (b)
    54,800  TriQuint Semiconductor, Inc.          671,848 (b)
    45,900  Vitesse Semiconductor Corp.           570,537 (b)
    18,020  Xilinx, Inc............               703,681 (b)
                                             ------------
                                               50,992,008
                                             ------------
            Computers -
            Networking - 1.2%
    83,850  Brocade Communication
              Systems, Inc.........             2,777,112 (b)
    79,400  Emulex Corp............             3,137,094 (b)
    39,500  Extreme Networks, Inc..               509,550 (b)
                                             ------------
                                                6,423,756
                                             ------------
            Computers -
            Peripherals - 0.2%
    92,700  EMC Corp...............             1,245,888 (b)
                                             ------------
            Computers - Software &
            Services - 12.0%
    35,250  Activision, Inc........               916,853
   124,000  Acxiom Corp............             2,166,280 (b)
    13,400  Advent Software, Inc...               669,330 (b)
    32,700  Affiliated Computer Services,
              Inc., Class A........             3,470,451 (b)
    49,500  Autodesk, Inc..........             1,844,865
   120,100  BEA Systems, Inc.......             1,849,540 (b)
    38,200  BMC Software, Inc......               625,334 (b)
    47,100  Business Objects S.A., ADR          1,591,980 (b)
   103,000  Cadence Design Systems, Inc.        2,257,760 (b)
    37,800  Cerner Corp............             1,887,354 (b)
    48,400  Check Point Software
              Technologies Ltd.....             1,930,676 (b)
    82,500  Citrix Systems, Inc....             1,869,450 (b)
   148,900  Compuware Corp.........             1,755,531 (b)
    70,300  Electronic Arts, Inc...             4,214,485 (b)
    33,900  Fair, Isaac & Co., Inc.             2,136,378
    50,800  Henry (Jack) & Associates, Inc.     1,109,472
    35,100  Informatica Corp.......               509,301 (b)
    64,250  InterCept Group, Inc...             2,627,825 (b)
    15,300  Internet Security Systems, Inc.       490,518 (b)
    65,300  Interwoven, Inc........               636,022 (b)
    68,700  Intuit, Inc............             2,937,612 (b)
    19,200  Investment Technology Group           750,144
    28,300  Lawson Software, Inc...               445,725 (b)
    65,200  Macromedia, Inc........             1,160,560 (b)
    39,000  Manugistics Group, Inc.               822,120 (b)
    35,700  Mercury Interactive Corp.           1,213,086 (b)
    41,000  Micromuse, Inc.........               615,000 (b)
    18,700  NetIQ Corp.............               659,362 (b)
    43,200  Openwave Systems, Inc..               422,928 (b)
    63,400  PeopleSoft, Inc........             2,548,680 (b)
    95,100  Peregrine Systems, Inc.             1,410,333 (b)
    82,800  Rational Software Corp.             1,614,600 (b)
    37,300  Retek, Inc.............             1,114,151 (b)
    94,150  RSA Security, Inc......             1,643,859
    74,200  Siebel Systems, Inc....             2,076,116 (b)
    28,500  SmartForce plc, ADR....               705,375 (b)
    74,460  SunGard Data Systems, Inc.          2,154,128
    51,200  Synopsys, Inc..........             3,024,384 (b)
    13,400  THQ, Inc...............               649,498 (b)
    49,000  VeriSign, Inc..........             1,863,960 (b)
    30,000  WebEx Communications, Inc.            745,500 (b)
    97,800  Yahoo!, Inc............             1,734,972 (b)
                                             ------------
                                               64,871,498
                                             ------------
            Construction - 0.1%
    28,700  Shaw Group, Inc........               674,450 (b)
                                             ------------
            Consumer Finance - 1.2%
    49,200  AmeriCredit Corp.......             1,552,260 (b)
    28,100  Capital One Financial Corp.         1,515,995
    38,600  Countrywide Credit
              Industry, Inc........             1,581,442
    20,300  Doral Financial Corp...               633,563
    45,150  Metris Companies, Inc..             1,160,807
                                             ------------
                                                6,444,067
                                             ------------
            Containers &
            Packaging - 0.3%
    37,000  Sealed Air Corp........             1,510,340 (b)
                                             ------------
            Distributors - Food &
            Health - 4.7%
    19,900  Accredo Health, Inc....               790,030
    21,600  AdvancePCS.............               633,960
    51,400  AmerisourceBergen Corp.             3,266,470
   102,000  Covance, Inc...........             2,315,400 (b)
    57,400  Express Scripts, Inc., Class A      2,684,024
    43,400  Fastenal Co............             2,883,062
    41,700  Grainger, W.W., Inc....             2,001,600
    22,300  Henry Schein, Inc......               825,769 (b)
    62,300  Laboratory Corp. of
              America Holdings.....             5,036,955
    44,900  Lincare Holdings, Inc..             1,286,385
    17,000  MAXIMUS, Inc...........               715,020 (b)
    20,500  Pharmaceutical Product
              Development, Inc.....               662,355 (b)
    32,400  Quest Diagnostics, Inc.             2,323,404
                                             ------------
                                               25,424,434
                                             ------------
            Electronics - 5.9%
    41,200  Amphenol Corp., Class A             1,979,660 (b)
    73,200  AVX Corp...............             1,726,788
    28,900  Celestica, Inc.........             1,167,271 (b)
    38,900  Diebold, Inc...........             1,573,116
   121,118  Flextronics International, Ltd.     2,905,621 (b)
    41,400  Harman International
              Industries, Inc......             1,867,140
    36,300  Jabil Circuit, Inc.....               824,736 (b)
    52,630  Mettler-Toledo International, Inc.  2,728,866 (b)
    35,400  Millipore Corp.........             2,148,780
    37,100  Newport Corp...........               715,288
    87,700  PerkinElmer, Inc.......             3,071,254
    71,600  Plexus Corp............             1,901,696 (b)
    35,900  Sanmina Corp...........               714,410 (b)
    40,700  Tech Data Corp.........             1,761,496 (b)
    68,700  Tektronix, Inc.........             1,771,086 (b)
    51,000  Veeco Instruments, Inc.             1,838,550 (b)
    76,740  Waters Corp............             2,973,675 (b)
                                             ------------
                                               31,669,433
                                             ------------
            Financial - Diversified - 2.6%
    34,300  Affiliated Managers Group, Inc.     2,417,464 (b)
    17,200  AMBAC Financial Group, Inc.           995,192
    44,100  A.G. Edwards, Inc......             1,947,897
    38,400  BlackRock, Inc.........             1,601,280 (b)
    55,500  Eaton Vance Corp.......             1,973,025
    24,800  Federated Investors, Inc.,
              Class B..............               790,624
    15,000  Legg Mason, Inc........               749,700
    27,700  Moody's Corp...........             1,104,122
    16,800  SEI Investments Co.....               757,848
    23,100  USA Educational, Inc...             1,940,862
                                             ------------
                                               14,278,014
                                             ------------
            Food & Beverage - 2.1%
    79,200  Coca-Cola Enterprises, Inc.         1,500,048
    27,500  Dean Foods Co..........             1,875,500 (b)
    23,800  Hershey Foods Corp.....             1,611,260
    85,600  Pepsi Bottling Group, Inc.          2,011,600
    69,700  Smithfield Foods, Inc..             1,536,188
    61,350  Whole Foods Market, Inc.            2,672,406
                                             ------------
                                               11,207,002
                                             ------------
            Health Care - Drugs &
            Pharmaceuticals - 4.8%
    16,000  Allergan, Inc..........             1,200,800
    50,600  Andrx Corp. (Andrx Group)           3,562,746 (b)
    14,500  Barr Laboratories, Inc.             1,150,720 (b)
    66,200  Biovail Corp...........             3,723,750 (b)
    35,480  Forest Laboratories, Inc.           2,907,586 (b)
    21,061  ImClone Systems, Inc...               978,494 (b)
    58,925  IVAX Corp..............             1,186,750
    90,549  King Pharmaceuticals, Inc.          3,814,829
    44,200  Medicis Pharmaceutical Corp.,
              Class A..............             2,854,878 (b)
    17,800  Mylan Laboratories, Inc.              667,500
    33,200  Shire Pharmaceuticals
              Group, ADR...........             1,215,120 (b)
    18,500  Taro Pharmaceutical
              Industries, Ltd......               739,075 (b)
    21,100  Teva Pharmaceutical
              Industries, Ltd., ADR             1,300,393
    14,480  Watson Pharmaceuticals, Inc.          454,527 (b)
                                             ------------
                                               25,757,168
                                             ------------
            Health Care - Medical
            Products & Supplies - 2.8%
    53,800  Applera Corp.- Applied
              Biosystems...........             2,112,726
    50,767  Biomet, Inc............             1,568,700
    24,700  Boston Scientific Corp.               595,764 (b)
   145,600  Cytyc Corp.............             3,800,160
    48,100  Guidant Corp...........             2,395,380 (b)
    14,400  Stryker Corp...........               840,528
    39,900  St. Jude Medical, Inc..             3,098,235 (b)
    10,800  Varian Medical Systems, Inc.          769,608
                                             ------------
                                               15,181,101
                                             ------------
            Health Care
            Management - 2.3%
   134,800  Caremark Rx, Inc.......             2,198,588 (b)
    23,100  Community Health
              Systems, Inc.........               589,050 (b)
    34,800  First Health Group Corp.              860,952
    72,275  Health Management
              Associates, Inc., Class A         1,329,860 (b)
    41,500  Manor Care, Inc........               983,965 (b)
    21,500  Province Healthcare Co.               663,490 (b)
    25,900  Tenet Healthcare Corp..             1,520,848 (b)
    18,500  Triad Hospitals, Inc...               542,975 (b)
    25,100  Trigon Healthcare, Inc.             1,743,195 (b)
    27,000  Universal Health Services, Inc.,
              Class B..............             1,155,060
     8,700  Wellpoint Health Networks,
              Inc., Class A........             1,016,595 (b)
                                             ------------
                                               12,604,578
                                             ------------
            Homebuilding - 1.9%
    37,200  Centex Corp............             2,123,748
    74,600  HORTON (D.R.), Inc.....             2,421,516
    59,200  KB Home................             2,373,920
    24,900  Lennar Corp............             1,165,818
    45,700  Toll Brothers, Inc.....             2,006,230 (b)
                                             ------------
                                               10,091,232
                                             ------------
            Household Furnishings &
            Appliances - 0.5%
    53,000  Stanley Works..........             2,468,210
                                             ------------
            Insurance - 2.1%
    55,200  Ace, Ltd...............             2,216,280
    33,000  Arthur J. Gallagher &
              Company..............             1,138,170
    37,700  Everest Reinsurance Group, Ltd.     2,665,390
    27,900  Fidelity National Financial, Inc.     691,920
    12,700  MGIC Investment Corp...               783,844
    15,500  PartnerRe Ltd..........               837,000
    31,400  Radian Group, Inc......             1,348,630
    15,700  XL Capital, Ltd., Class A           1,434,352
                                             ------------
                                               11,115,586
                                             ------------
            Leisure Products - 0.6%
    35,800  Macrovision Corp.......             1,260,876 (b)
   105,200  Mattel, Inc............             1,809,440
                                             ------------
                                                3,070,316
                                             ------------
            Lodging & Hotels - 0.2%
    40,300  Extended Stay America, Inc.           660,920 (b)
    21,100  Starwood Hotels & Resorts             629,835
                                             ------------
                                                1,290,755
                                             ------------
            Machinery -
            Diversified - 0.3%
    10,100  SPX Corp...............             1,382,690 (b)
                                             ------------
            Oil & Gas - 5.5%
    13,970  Apache Corp............               696,824
    90,120  BJ Services Co.........             2,924,394
    16,300  Cooper Cameron Corp....               657,868 (b)
    22,600  Devon Energy Corp......               873,490
    38,800  EOG Resources, Inc.....             1,517,468
    50,900  Equitable Resources, Inc.           1,734,163
    46,193  GlobalSantaFe Corp.....             1,317,424
    19,300  Hanover Compressor Co..               487,518 (b)
    45,900  Helmerich & Payne, Inc.             1,532,142
    16,200  Mitchell Energy &
              Development Corp.,
              Class A..............               863,460
    38,800  Nabors Industries, Inc.             1,332,004 (b)
    31,400  National-Oilwell, Inc..               647,154 (b)
    31,800  Noble Drilling Corp....             1,082,472 (b)
   105,000  Ocean Energy, Inc......             2,016,000
    38,200  Patina Oil & Gas Corp..             1,050,500
    24,680  Phillips Petroleum Co..             1,487,217
    78,800  Pride International, Inc.           1,189,880 (b)
    17,090  Smith International, Inc.             916,366 (b)
    23,500  Spinnaker Exploration Co.             967,260 (b)
    43,900  Sunoco, Inc............             1,639,226
    39,000  Transocean Sedco Forex, Inc.        1,318,980
    42,540  Weatherford International, Inc.     1,585,040 (b)
   123,250  XTO Energy, Inc........             2,156,875
                                             ------------
                                               29,993,725
                                             ------------
            Publishing - 0.7%
    20,800  Gemstar-TV Guide
              International, Inc...               576,160 (b)
    42,300  Getty Images, Inc......               972,054 (b)
    48,600  Scholastic Corp........             2,446,038 (b)
                                             ------------
                                                3,994,252
                                             ------------
            Restaurants - 1.9%
   109,350  Brinker International, Inc.         3,254,256 (b)
    26,700  CEC Entertainment, Inc.             1,158,513 (b)
    30,950  Cheesecake (The) Factory            1,076,132
    62,340  Darden Restaurants, Inc.            2,206,836
    46,800  Starbucks Corp.........               891,540
    53,900  Wendy's International, Inc.         1,572,263
                                             ------------
                                               10,159,540
                                             ------------
            Retail - 7.1%
    36,700  Abercrombie & Fitch Co.,
              Class A..............               973,651 (b)
    33,800  American Eagle Outfitters, Inc.       884,546
    22,900  AutoZone, Inc..........             1,644,220 (b)
    30,500  Barnes and Noble, Inc..               902,800 (b)
    49,800  Bed, Bath & Beyond, Inc.            1,688,220 (b)
    19,000  Best Buy Co., Inc......             1,415,120 (b)
    34,380  BJ's Wholesale Club, Inc.           1,516,158 (b)
    40,200  Christopher & Banks Corp.           1,376,850
    58,700  Copart, Inc............             2,134,919
    32,900  Cost Plus (California), Inc.          871,850  (b)
    51,800  Dollar Tree Stores, Inc.            1,601,138 (b)
    42,800  EBay, Inc..............             2,863,320 (b)
    45,000  Family Dollar Stores, Inc.          1,349,100
    78,400  Hot Topic, Inc.........             2,460,976 (b)
    34,900  Kohl's Corp............             2,458,356 (b)
    37,100  Linens 'N Things, Inc..               946,050 (b)
    80,400  Michael's Stores, Inc..             2,649,180
    35,600  NIKE, Inc., Class B....             2,002,144
    49,300  Office Depot, Inc......               914,022 (b)
    59,400  O'Reilly Automotive, Inc.           2,166,318 (b)
    31,500  Ross Stores, Inc.......             1,010,520
    33,300  Tiffany & Co...........             1,047,951
    52,000  TJX Companies, Inc.....             2,072,720
    18,700  Too, Inc...............               514,250 (b)
    23,100  Williams-Sonoma, Inc...               990,990 (b)
                                             ------------
                                               38,455,369
                                             ------------
            Services - 6.6%
    40,300  Apollo Group, Inc., Class A         1,813,903 (b)
    40,200  Bisys Group, Inc.......             2,572,398 (b)
    27,900  Block (H & R), Inc.....             1,247,130
    63,550  Cendant Corp...........             1,246,216 (b)
    25,150  Certegy, Inc...........               860,633 (b)
    47,500  ChoicePoint, Inc.......             2,407,775
    41,500  Cintas Corp............             1,992,000
   134,650  Concord EFS, Inc.......             4,413,827
    70,100  Convergys Corp.........             2,628,049 (b)
     5,400  Corinthian Colleges, Inc.             220,806 (b)
    42,300  Corporate Executive Board Co.       1,552,410 (b)
    28,200  CSG System International, Inc.      1,140,690 (b)
    19,550  DeVry, Inc.............               556,198 (b)
    50,300  Equifax, Inc...........             1,214,745
    19,700  FactSet Research Systems, Inc.        688,515
    83,565  Fiserv, Inc............             3,536,471
    45,600  IMS Health, Inc........               889,656
    45,900  ITT Educational Services, Inc.      1,692,333 (b)
    30,200  On Assignment, Inc.....               693,694 (b)
    82,200  Republic Services, Inc.,
              Class A..............             1,641,534 (b)
   102,600  Robert Half International, Inc.     2,739,420 (b)
                                             ------------
                                               35,748,403
                                             ------------
            Telephone &
            Telecommunications - 2.9%
   183,578  ADC Telecommunications, Inc.          844,459 (b)
    46,900  Advanced Fibre
              Communications.......               828,723 (b)
    75,200  CommScope, Inc.........             1,599,504 (b)
    79,600  Comverse Technology, Inc.           1,780,652 (b)
    37,900  Crown Castle International Corp.      404,772 (b)
    37,160  JDS Uniphase Corp......               324,407 (b)
    19,000  Metro One
              Telecommunications, Inc.            574,750 (b)
    84,000  Polycom, Inc...........             2,889,600 (b)
    44,900  Powerwave Technologies, Inc.          775,872 (b)
    35,700  Scientific-Atlanta, Inc.              854,658
    97,500  Tekelec................             1,765,725 (b)
    45,750  Triton PCS Holdings, Inc.,
              Class A..............             1,342,763 (b)
    30,900  UTStarcom, Inc.........               880,650 (b)
    29,570  Western Wireless Corp..               835,353 (b)
                                             ------------
                                               15,701,888
                                             ------------
            Textiles - 0.8%
    88,400  Coach, Inc.............             3,445,832 (b)
    32,780  Jones Apparel Group, Inc.           1,087,313 (b)
                                             ------------
                                                4,533,145
                                             ------------
            Transportation - Airlines - 0.6%
    29,480  Expeditors International of
              Washington, Inc......             1,678,886
    99,300  Southwest Airlines Co..             1,835,064
                                             ------------
                                                3,513,950
                                             ------------
            Transportation - 0.4%
    33,300  C.H. Robinson Worldwide, Inc.         962,870
    43,200  USFreightways Corp.....             1,356,480
                                             ------------
                                                2,319,350
                                             ------------
            Utilities - 0.4%
    17,500  El Paso Corp...........               780,675
    15,700  Kinder Morgan, Inc.....               874,333
    30,000  NRG Energy, Inc........               465,000 (b)
                                             ------------
                                                2,120,008
                                             ------------

            Total Common Stocks
              (cost $518,840,718)..           520,404,506
                                             ------------
 Principal
  Amount
  ------
            SHORT-TERM
            SECURITIES - 3.9% (a)
            Commercial Paper
$16,760,000 American General Corp.,
              1.75% Due 1/2/2002...            16,759,185
 4,100,000  McDonald's Corp., 1.8%
              Due 1/4/2002.........             4,099,385
                                             ------------

            Total Short-Term Securities
              (at amortized cost)..            20,858,570
                                             ------------

            Total Investments
              (cost $539,699,288)..          $541,263,076 (c)
                                             ------------
                                             ------------

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Mid Cap
    Growth Portfolio.
(b) Currently non-income producing.
(c) At December 31, 2001, the aggregate cost of securities for  federal income tax purposes was
    $544,532,473 and the net unrealized depreciation of investments based on that cost was $3,269,397 which is comprised of $61,679,800 aggregate gross unrealized appreciation and $64,949,197 aggregate gross unrealized depreciation.
(d) Miscellaneous Footnotes:
    (ADR) - American Depository Receipts

                          See accompanying notes to portfolio of investments.
               The accompanying notes are an integral part of the financial statements.

                                         LB Series Fund, Inc.
                                     MFS Mid Cap Growth Portfolio
                                       Portfolio of Investments
                                           December 31, 2001

   Shares                                       Value
   ------                                       -----
            COMMON STOCKS - 85.3% (a)
            Aerospace & Defense - 0.2%
       460  EDO Corp...............          $     12,166
                                             ------------
            Biotechnology - 2.0%
     2,210  Genzyme Corp...........               132,291
                                             ------------
            Broadcasting - 5.2%
     9,000  Echostar Communications
              Corp., Class A.......               247,230 (b)
     6,040  General Motors Corp., Class H          93,318 (b)
                                             ------------
                                                  340,548
                                             ------------
            Computers -
            Networking - 2.0%
     1,390  Computer Network
              Technology Corp......                24,728 (b)
    16,840  ONI Systems Corp.......               105,587 (b)
                                             ------------
                                                  130,315
                                             ------------
            Computers  Software &
            Services - 17.6%
     9,400  Akami Technologies, Inc.               55,836 (b)
     1,970  BEA Systems, Inc.......                30,338 (b)
     6,740  Citrix Systems, Inc....               152,728 (b)
    10,220  CNET Networks, Inc.....                91,673 (b)
     1,860  I-2 Technologies, Inc..                14,694 (b)
    29,530  InterNAP Network
              Services Corp........                34,255 (b)
     4,700  Rational Software Corp.                91,650 (b)
    15,210  S1 Corp................               246,098 (b)
    11,150  VeriSign, Inc..........               424,146 (b)
                                             ------------
                                                1,141,418
                                             ------------
            Distributors - Food &
            Health - 1.2%
     2,670  Davita, Inc............                65,282 (b)
       460  Lincare Holdings, Inc..                13,179
                                             ------------
                                                   78,461
                                             ------------
            Financial - Diversified - 0.4%
       930  Principal Financial Group              22,320 (b)
                                             ------------
            Food & Beverage - 1.4%
     4,410  Kroger Co..............                92,037 (b)
                                             ------------
            Health Care - Drugs &
            Pharmaceuticals - 2.0%
     4,410  CVS Corp...............               130,536
                                             ------------
            Health Care - Medical
            Products & Supplies - 5.9%
     3,140  Applera Corp. - Applied
              Biosystems...........               123,308
    10,000  Cytyc Corp.............               261,000
                                             ------------
                                                  384,308
                                             ------------
            Health Care
            Management - 0.9%
     3,980  HEALTHSOUTH
              Rehabilitation Corp..                58,984 (b)
                                             ------------
            Insurance - 4.4%
     2,320  Ace, Ltd...............                93,148
       460  Arthur J. Gallagher & Company          15,865
        50  Prudential Financial, Inc.              1,660 (b)
     2,900  Willis Group Holdings, Ltd.            68,295 (b)
     1,160  XL Capital, Ltd., Class A             105,978
                                             ------------
                                                  284,946
                                             ------------
            Leisure Products - 1.9%
     3,420  Macrovision Corp.......               120,452 (b)
                                             ------------
            Machinery -
            Diversified - 1.4%
     5,580  AGCO Corp..............                88,052
                                             ------------
            Oil & Gas - 16.1%
       460  Anadarko Petroleum Corp.               26,151
     5,390  Apache Corp............               268,853
       810  Cooper Cameron Corp....                32,692 (b)
     7,000  Devon Energy Corp......               270,550
     7,430  EOG Resources, Inc.....               290,587
     4,760  Houston Exploration Co.               159,841 (b)
                                             ------------
                                                1,048,674
                                             ------------
            Paper & Forest
            Products - 1.8%
     2,210  Willamette Industries, Inc.           115,185
                                             ------------
            Publishing - 2.4%
     3,100  Scholastic Corp........               156,023 (b)
                                             ------------
            Retail - 0.2%
     1,050  Gap, Inc...............                14,637
                                             ------------
            Services - 12.2%
       200  ARAMARK Corp...........                 5,380 (b)
    14,300  CheckFree Corp.........               257,400 (b)
     1,980  Concord EFS, Inc.......                64,904
     7,200  CSG System International, Inc.        291,240 (b)
     1,160  Global Payments, Inc...                39,904
     6,970  IMS Health, Inc........               135,985
                                             ------------
                                                  794,813
                                             ------------
            Telephone & Telecommunications - 6.1%
     6,580  Advanced Fibre
              Communications.......               116,269 (b)
     5,300  American Tower Corp., Class A          50,191 (b)
       500  Aware, Inc.............                 4,150 (b)
     4,530  Cable Design
              Technologies Corp....                61,970 (b)
     8,370  CIENA Corp.............               119,775 (b)
       300  SBA Communications Corp.                3,906 (b)
     2,320  Tekelec................                42,015 (b)
                                             ------------
                                                  398,276
                                             ------------

            Total Common Stocks
              (cost $5,269,689)....             5,544,442
                                             ------------

Principal
  Amount                                         Value
  ------                                         -----
            SHORT-TERM
            SECURITIES - 14.7% (a)
            Repurchase Agreement
$  954,000  State Street Bank, 1.77%,
              dated 12/31/2001, $954,094
              maturing 1/2/2002, (secured
              by $975,000 Federal Farm
              Credit Bank Floating Rate
              Notes 2.95%, due 6/27/2003)
              (at amortized cost)..          $    954,000
                                             ------------

            Total Investments
              (cost $6,223,689)....          $  6,498,442 (c)
                                             ------------
                                             ------------

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the MFS Mid Cap
    Growth Portfolio.
(b) Currently non-income producing.
(c) At December 31, 2001, the aggregate cost of securities for  federal income tax purposes was
    $6,226,744 and the net  unrealized appreciation of investments based on that cost was $271,698 which is comprised of $340,730 aggregate gross unrealized appreciation and $69,032 aggregate gross unrealized depreciation.

                          See accompanying notes to portfolio of investments.
               The accompanying notes are an integral part of the financial statements.

                                         LB Series Fund, Inc.
                                        World Growth Portfolio
                                       Portfolio of Investments
                                           December 31, 2001

   Shares                                       Value
   ------                                       -----
            AUSTRALIA - 1.0% (a)
            COMMON STOCK
   294,352  Brambles Industries Ltd.         $  1,566,913
                                             ------------
            PREFERRED STOCK
   415,696  News Corp. Ltd.........             2,776,701
                                             ------------
            Total Australia........             4,343,614
                                             ------------
            BELGIUM - 0.7% (a)
            COMMON STOCKS
   107,280  Dexia..................             1,542,249
    40,299  Fortis.................             1,045,673
     8,870  UCB SA.................               359,014
                                             ------------
            Total Belgium..........             2,946,936
                                             ------------
            BRAZIL - 0.8% (a)
            COMMON STOCK
    32,100  Companhia Brasileira de
              Distribuicao Grupo Pao de
              Acucar ADS (USD).....               706,200
                                             ------------
            PREFERRED STOCK
   119,090  Petroleo Brasileiro SA -
              Petrobras............             2,636,422
                                             ------------
            Total Brazil...........             3,342,622
                                             ------------
            CANADA - 1.0% (a)
            COMMON STOCKS
    19,030  Alcan Aluminum.........               683,015
    59,458  Celestica Inc. (USD)...             2,401,509 (b)
    33,760  Royal Bank of Canada...             1,098,901
                                             ------------
            Total Canada...........             4,183,425
                                             ------------
            DENMARK - 0.3% (a)
            COMMON STOCKS
    11,200  Novo Nordisk A/S, Class B             457,961
    26,741  Tele Danmark...........               952,543
                                             ------------
            Total Denmark..........             1,410,504
                                             ------------
            FINLAND - 2.3% (a)
            COMMON STOCKS
   321,046  Nokia Oyj..............             8,276,164
   385,200  Sonera Oyj.............             1,951,020
                                             ------------
            Total Finland..........            10,227,184
                                             ------------
            FRANCE - 14.8% (a)
            COMMON STOCKS
     7,100  Altran Technologies SA.               320,743
   126,429  Aventis SA.............             8,955,784
   168,172  Axa....................             3,513,420
    78,454  BNP Paribas............             7,018,502
    12,224  Cap Gemini Sogeti SA...               882,465
    17,530  Cie de St. Gobain......             2,644,934
     9,780  Group Danone...........             1,192,677
     9,510  Hermes International...             1,464,502
     4,095  Lafarge Coppee.........               382,378
     4,858  L'Oreal SA.............               349,840
   126,100  Orange SA..............             1,142,684 (b)
     3,646  Pinault Printemps Redoute SA          469,297
    99,118  Sanofi-Synthelabo SA...             7,393,666
    52,368  Schneider Electric SA..             2,517,231
    20,396  Societe Generale.......             1,141,073
   105,272  Societe Television Francaise 1      2,660,367
    95,131  Sodexho Alliance SA....             4,065,529
    63,177  STMicroeletronics NV...             2,027,344
    92,679  Total Fina Elf, Class B            13,232,715
    57,253  Vivendi Universal SA...             3,134,272
                                             ------------
            Total France...........            64,509,423
                                             ------------
            GERMANY - 3.6% (a)
            COMMON STOCKS
    18,491  Allianz AG.............             4,378,298
    22,452  Bayer AG...............               715,486
    13,516  Bayerische Vereinsbank AG             412,913
    30,085  Deutsche Bank AG.......             2,126,345
    14,990  Deutsche Telekom AG....               257,527
    49,455  E. On AG...............             2,561,222
    38,024  Gehe AG................             1,472,347
    12,900  Rhoen-Klinikum AG......               669,570
    17,670  SAP AG.................             2,301,146
    12,594  Siemens AG.............               833,504
                                             ------------
            Total Germany..........            15,728,358
                                             ------------
            GREECE - 0.3% (a)
            COMMON STOCK
    78,500  Hellenic Telecommunications
              Organization SA......             1,278,745
                                             ------------
            HONG KONG - 1.9% (a)
            COMMON STOCKS
   284,000  Cheung Kong Holdings Ltd.           2,950,082
   382,000  China Unicom Ltd.......               421,301 (b)
   288,000  Henderson Land
              Development Ltd......             1,311,147
   277,200  Hutchison Whampoa Ltd..             2,683,928
   654,000  Li & Fung, Ltd.........               733,866
    51,000  Sun Hung Kai Properties Ltd.          412,042
                                             ------------
            Total Hong Kong........             8,512,366
                                             ------------
            INDIA - 0.3% (a)
            COMMON STOCKS
    58,701  ICICI Ltd., ADR (USD)..               351,032
    81,800  Reliance Industries Ltd.,
              GDR (USD)............             1,112,480
                                             ------------
            Total India............             1,463,512
                                             ------------
            IRELAND - 0.3% (a)
            COMMON STOCK
    46,147  SmartForce plc, ADR (USD)           1,142,138 (b)
                                             ------------
            ITALY - 6.1% (a)
            COMMON STOCKS
   250,280  Alleanza Assicurazioni.             2,751,417
    35,873  Assicurazioni Generali SpA            996,290
 1,879,515  Banca Intesa SpA.......             4,701,272
   196,720  Bipop-Carire SpA.......               325,705
   364,455  ENI SpA................             4,567,829
    22,477  Instituto Bancario San
              Paolo di Torino......               241,095
    45,000  Mediaset SpA...........               328,866
   113,575  Mediolanum SpA.........             1,023,120
   412,669  Olivetti SpA...........               528,598
 1,108,799  Telecom Italia Mobile SpA           7,144,634
   100,400  Telecom Italia SpA.....               536,226
   915,687  UniCredito Italiano SpA             3,676,096
                                             ------------
            Total Italy............            26,821,148
                                             ------------
            JAPAN - 11.1% (a)
            COMMON STOCKS
     4,250  Aiful Corp.............               275,094
   169,000  Canon Inc..............             5,817,800
    29,900  Fanuc Co...............             1,273,506
       218  Fuji Television Network Inc.          880,253
   101,000  Fujisawa Pharmaceutical
              Co. Ltd..............             2,328,219
    68,000  Hitachi Ltd............               498,283
    18,000  Ito-Yokado Co..........               813,373
    48,000  Kao Corp...............               998,397
    18,700  Kyocera Corp...........             1,220,403
   161,000  Marui Co. Ltd..........             1,904,817
    11,200  Matsushita Communication
              Industrial Co. Ltd...               303,488
   218,000  Matsushita Electric
              Industrial Co........             2,800,504
   215,000  Mitsui Fudosan Co. Ltd.             1,641,096
       819  Mizuho Holdings Inc....             1,669,132
    34,700  Murata Manufacturing Co. Ltd.       2,081,841
    97,000  NEC Corp...............               989,917
       319  Nippon Telegraph &
              Telecom Corp.........             1,039,715
   282,000  Nomura Securities Co. Ltd.          3,616,213
       291  NTT DoCoMo Inc.........             3,420,655
    60,000  Sankyo Co..............             1,028,166
    41,000  Seven-Eleven Japan Co. Ltd.         1,495,916
    39,800  Shin-Etsu Chemical Co. Ltd.         1,430,868
   110,000  Shiseido Co. Ltd.......             1,016,793
    93,400  Sony Corp..............             4,270,407
   201,000  Sumitomo Corp..........               922,075
   284,000  Sumitomo Mitsui Bank Ltd.           1,203,114
   216,000  Toshiba Corp...........               741,928
    23,300  Toyota Motor Corp......               590,459
       172  UFJ Holdings, Inc......               379,421
    77,000  Yamanouchi Pharmaceutical
              Co. Ltd..............             2,033,585
                                             ------------
            Total Japan............            48,685,438
                                             ------------
            LUXEMBOURG - 0.1% (a)
            COMMON STOCK
    27,140  Societe Europeenne
              des Satellites.......               295,944
                                             ------------
            MEXICO - 1.1% (a)
            COMMON STOCKS
    55,300  America Movil Sa de CV,
              ADR, Series L........             1,077,244
   484,000  Fomento Economico
              Mexicano SA de CV....             1,638,707
    42,000  Grupo Iusacell SA de CV,
              ADR (USD)............               166,740 (b)
    37,396  Grupo Televisa SA de CV,
              ADR (USD)............             1,614,759 (b)
    11,582  Telefonos de Mexico, Class L,
              ADR (USD)............               405,602
                                             ------------
            Total Mexico...........             4,903,052
                                             ------------
            NETHERLANDS - 8.3% (a)
            COMMON STOCKS
     7,460  Akzo Nobel NV..........               333,022
   142,680  ASM Lithography Holdings NV         2,479,169 (b)
   108,290  Elsevier NV............             1,280,117
     8,993  Equant NV..............               107,749 (b)
    97,590  Fortis.................             2,527,910
   309,564  ING Group NV...........             7,891,994
    50,100  Koninklijke Ahold NV...             1,457,414
   231,000  Koninklijke KPN NV.....             1,174,117
   250,759  Koninklijke (Royal) Philips
              Electronics NV.......             7,450,855
    65,428  Royal Dutch Petroleum Co.           3,313,898
   202,020  VNU NV.................             6,205,869
    85,090  Wolters Kluwer.........             1,939,018
                                             ------------
            Total Netherlands......            36,161,132
                                             ------------
            NORWAY - 0.4% (a)
            COMMON STOCKS
    86,430  Orkla ASA, Class A.....             1,463,512
    48,330  Statoil ASA............               331,116 (b)
                                             ------------
            Total Norway...........             1,794,628
                                             ------------
            PORTUGAL - 0.4% (a)
            COMMON STOCKS
    54,963  Jeronimo Martins.......               452,559
   155,643  Portugal Telecom, SGPS, SA          1,212,274
                                             ------------
            Total Portugal.........             1,664,833
                                             ------------
            REPUBLIC OF KOREA - 1.8% (a)
            COMMON STOCKS
    48,729  Korea Telecom Corp.,
              ADR (USD)............               990,661
    35,655  Pohang Iron & Steel,
              ADR (USD)............               820,065
    17,700  Samsung Electronics....             3,774,016
   105,100  Shinhan Financial Group
              Co. Ltd..............             1,409,633 (b)
     4,600  SK Telecom Co. Ltd.....               942,148
                                             ------------
            Total Republic of Korea             7,936,523
                                             ------------
            SINGAPORE - 1.2% (a)
            COMMON STOCKS
    42,292  Flextronics International
              Ltd. (USD)...........             1,014,585
    42,000  Singapore Press Holdings Ltd.         495,857
   514,112  United Overseas Bank...             3,535,999
                                             ------------
            Total Singapore........             5,046,441
                                             ------------
            SPAIN - 3.0% (a)
            COMMON STOCKS
   275,144  Banco Bilboa Vizcaya
              Argentaria SA........             3,404,381
   347,034  Banco Santander
              Central Hispano......             2,906,865
   104,342  Endesa SA..............             1,631,902
    55,062  Repsol SA..............               802,840
   258,637  Telefonica SA..........             3,460,293
    27,715  Telefonica SA, ADR (USD)            1,110,817
                                             ------------
            Total Spain............            13,317,098
                                             ------------
            SWEDEN - 3.6% (a)
            COMMON STOCKS
    79,215  Electrolux AB, Class B.             1,185,989
   119,740  Hennes & Mauritz AB, Class B        2,485,753
   532,340  LM Ericsson AB, Class B             2,902,839
   318,236  Nordea AB..............             1,689,668
    23,120  Sandvik AB, Class A....               496,550
   366,160  Securitas AB, Class B..             6,970,806
                                             ------------
            Total Sweden...........            15,731,605
                                             ------------
            SWITZERLAND - 5.5% (a)
            COMMON STOCKS
   111,170  Adecco SA..............             6,045,488
    25,120  Credit Suisse Group....             1,071,641
    40,950  Nestle SA..............             8,734,816
    36,400  Roche Holding AG.......             2,599,060
     5,280  Swiss Re...............               531,309
   102,228  UBS AG.................             5,161,910
                                             ------------
            Total Switzerland......            24,144,224
                                             ------------
            TAIWAN - 1.0% (a)
            COMMON STOCKS
 1,412,800  Taiwan Semiconductor
              Manufacturing Co. Ltd.            3,537,053 (b)
   461,000  United Microelectronics Corp.         672,704
                                             ------------
            Total Taiwan...........             4,209,757
                                             ------------
            UNITED
            KINGDOM - 27.7% (a)
            COMMON STOCKS
    98,501  Abbey National plc.....             1,403,366
   149,966  AstraZeneca Group plc..             6,754,273
     7,500  Autonomy Corp. plc.....                35,654 (b)
    15,400  Barclays plc...........               509,338
    82,012  BG Group plc...........               333,841
   448,000  BP plc (USD)...........             3,477,952
   352,250  Brambles Industries plc             1,741,142 (b)
   227,691  Cable & Wireless plc...             1,094,011
   331,206  Cadbury Schweppes plc..             2,109,000
   107,000  Celltech Group plc.....             1,359,564 (b)
   222,800  Centrica plc...........               719,072
 1,021,150  Compass Group plc......             7,645,416
   125,040  David S. Smith Holdings plc           287,217
   335,250  Diageo plc.............             3,825,981
    57,000  Dimension Data Holdings
              plc (USD)............                68,779 (b)
   268,910  Electrocomponents plc..             2,095,444
   120,230  Friends Provident, plc.               349,581 (b)
    18,000  GKN plc................                69,346
   704,104  GlaxoSmithKline plc....            17,637,071
   878,731  Granada plc............             1,833,210
   531,476  Hays plc...............             1,607,131
   151,200  HSBC Holdings plc (HKD)             1,769,357
   278,370  J Sainsbury plc........             1,481,180
   263,636  Kingfisher plc.........             1,536,928
   266,512  Lattice Group plc......               604,430
    58,551  Reckitt Benckiser plc..               851,214
 1,191,712  Reed International plc.             9,875,305
   272,414  Rio Tinto plc..........             5,211,823
   415,859  Royal Bank of Scotland
              Group plc............            10,108,501
 1,092,291  Shell Transport &
              Trading Co. plc......             7,495,226
   124,400  Standard Chartered plc (USD)        1,482,991
   669,520  Tesco..................             2,423,635
   650,808  Tomkins plc............             2,005,825
   347,142  Unilever...............             2,846,365
    73,229  United Business Media plc             511,009
 4,228,885  Vodafone Group plc (USD)           11,050,938
   290,000  Woolworths Group plc...               199,755 (b)
   606,170  WPP Group plc..........             6,697,495
                                             ------------
            Total United Kingdom...           121,108,366
                                             ------------

            SHORT TERM
            SECURITIES - 1.4% (a)
            Commercial Paper - 1.3%
$5,720,000  Triple A-One Funding Corp.,
              1.76% Due 1/2/2002...          $  5,719,720
                                             ------------
            Euro Time Deposit - 0.1%
$  500,000  State Street Bank
              (Grand Caymen), 3.0%
              Due 1/2/2002.........               445,075
                                             ------------

            Total Short-Term Securities
              (cost $6,161,070)....             6,164,795
                                             ------------

            Total Investments
              (cost $512,381,344)..          $437,073,811 (d)
                                             ------------
                                             ------------

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the World Growth
    Portfolio.
(b) Currently non-income producing.
(c) Security Classification:
                                                     % of
                          Cost          Value      Portfolio
                          ----          -----      ---------
Common Stocks
  & Warrants          $498,964,506    $425,495,893    97.4%
Preferred Stocks         7,255,768       5,413,123     1.2%
Short-Term               6,161,070       6,164,795     1.4%
                      ------------    ------------   ------
  Total Investments   $512,381,344    $437,073,811   100.0%
                      ------------    ------------   ------
                      ------------    ------------   ------

(d) At December 31, 2001, the aggregate cost of securities for federal income tax purposes was
    $514,857,586 and the net unrealized depreciation of investments based on that cost was $77,783,775 which is comprised of $21,348,677 aggregate gross unrealized appreciation and $99,132,452 aggregate gross unrealized depreciation.
(e) Miscellaneous Footnotes:
    (ADR) - American Depository Receipts
    (ADS) - American Depository Shares
    (GDR) - Global Depository Receipts
    (HKD) - Denominated in Hong Kong Dollars
    (USD) - Denominated in U.S. Dollars

                          See accompanying notes to portfolio of investments.
               The accompanying notes are an integral part of the financial statements.

                                         LB Series Fund, Inc.
                                         FI All Cap Portfolio
                                       Portfolio of Investments
                                           December 31, 2001

   Shares                                       Value
   ------                                       -----
            COMMON STOCKS - 82.8% (a)
            Aerospace & Defense - 3.8%
     2,600  Lockheed Martin Corp...          $    121,341
     2,500  United Technologies Corp.             161,575
                                             ------------
                                                  282,916
                                             ------------
            Banks - 5.9%
     1,100  Bank of America Corp...                69,245
     2,600  FleetBoston Financial Corp.            94,900
       700  Golden West Financial Corp.            41,195
     1,200  Mellon Financial Corp..                45,144
     1,800  North Fork Bancorporation, Inc.        57,582
     5,200  Silicon Valley Bancshares             138,996 (b)
                                             ------------
                                                  447,062
                                             ------------
            Biotechnology - 11.1%
     2,100  Cephalon, Inc..........               158,729 (b)
     2,300  Gilead Sciences, Inc...               151,156 (b)
     4,300  IDEC Pharmaceuticals Corp.            296,399 (b)
     4,900  MedImmune, Inc.........               227,115 (b)
                                             ------------
                                                  833,399
                                             ------------
            Broadcasting - 1.7%
     1,300  Clear Channel
              Communications, Inc..                66,183 (b)
     2,300  Echostar Communications
              Corp., Class A.......                63,181 (b)
                                             ------------
                                                  129,364
                                             ------------
            Computers - Hardware - 11.8%
     8,400  ASM Lithography Holding
              N.V. (USD)...........               143,220 (b)
     4,600  Fairchild Semiconductor
              International Corp., Class A        129,720 (b)
     1,000  Intel Corp.............                31,450
     1,700  Lattice Semiconductor Corp.            34,969 (b)
     9,500  LSI Logic Corp.........               149,910 (b)
     2,400  Micron Technology, Inc.                74,400 (b)
       500  NVIDIA Corp............                33,450
     9,640  Teradyne, Inc..........               290,550 (b)
                                             ------------
                                                  887,669
                                             ------------
            Computers -
            Networking - 0.7%
     1,700  Brocade Communication
              Systems, Inc.........                56,304 (b)
                                             ------------
            Computers - Software &
            Services - 0.5%
       800  Adobe Systems, Inc.....                24,840
     1,000  Sybase, Inc............                15,760 (b)
                                             ------------
                                                   40,600
                                             ------------
            Conglomerates - 2.4%
     3,100  Tyco International, Ltd.              182,590
                                             ------------
            Construction - 2.5%
     2,200  Cemex SA de CV.........                54,340
     2,000  Jacobs Engineering Group, Inc.        132,000 (b)
                                             ------------
                                                  186,340
                                             ------------
            Distributors -
            Food & Health - 0.4%
       800  Mckesson HBOC, Inc.....                29,920
                                             ------------
            Electronics - 7.2%
     1,100  Amphenol Corp., Class A                52,855 (b)
    12,300  Flextronics International, Ltd.       295,077 (b)
    10,100  Vishay Intertechnology, Inc.          196,950 (b)
                                             ------------
                                                  544,882
                                             ------------
            Financial - Diversified - 6.5%
     2,200  Bear Stearns Cos., Inc.               129,008
     1,900  Lehman Brothers Holdings, Inc.        126,920
     2,000  Merrill Lynch & Co., Inc.             104,240
     8,300  Schwab, Charles Corp...               128,401
                                             ------------
                                                  488,569
                                             ------------
            Health Care - Drugs &
            Pharmaceuticals - 3.6%
       800  Forest Laboratories, Inc.              65,560 (b)
     5,400  Mylan Laboratories, Inc.              202,500
                                             ------------
                                                  268,060
                                             ------------
            Insurance - 0.5%
     1,200  Allstate Corp..........                40,440
                                             ------------
            Oil & Gas - 9.8%
     3,700  BJ Services Co.........               120,065
     2,500  ENSCO International, Inc.              62,125
     1,400  GlobalSantaFe Corp.....                39,928
     6,300  Nabors Industries, Inc.               216,279 (b)
     6,900  Noble Drilling Corp....               234,876 (b)
     3,400  Rowan Companies, Inc...                65,858 (b)
                                             ------------
                                                  739,131
                                             ------------
            Publishing - 1.4%
     3,800  Gemstar-TV Guide
              International, Inc...               105,260 (b)
                                             ------------
            Retail - 9.0%
     5,200  American Eagle Outfitters, Inc.       136,084
       600  AutoZone, Inc..........                43,080 (b)
     3,000  Best Buy Co., Inc......               223,440 (b)
       600  BJ's Wholesale Club, Inc.              26,460 (b)
     5,400  Lowe's Companies.......               250,614
                                             ------------
                                                  679,678
                                             ------------
            Telephone &
            Telecommunications - 3.3%
     2,000  AirGate PCS, Inc.......                91,100 (b)
     1,200  ALLTEL Corp............                74,076
     2,900  Triton PCS Holdings, Inc.,
              Class A..............                85,115 (b)
                                             ------------
                                                  250,291
                                             ------------
            Textiles - 0.7%
     1,400  Coach, Inc.............                54,572 (b)
                                             ------------

            Total Common Stocks
              (cost $6,124,116)....             6,247,047
                                             ------------
 Principal
  Amount
  ------
            SHORT-TERM
            SECURITIES - 17.2% (a)
            Repurchase Agreement
$1,294,000  State Street Bank, 1.77%,
              dated 12/31/2001, $1,294,127
              maturing 1/2/2002, (secured
              by $1,320,000 Federal Farm
              Credit Bank Floating Rate
              Notes 2.95%, due 6/27/2003)
              (at amortized cost)..             1,294,000
                                             ------------

            Total Investments
              (cost $7,418,116)....          $  7,541,047 (c)
                                             ------------
                                             ------------

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the FI All Cap
    Portfolio.
(b) Currently non-income producing.
(c) At December 31, 2001, the aggregate cost of securities for  federal income tax purposes was
    $7,429,459 and the net  unrealized appreciation of investments based on that cost was $111,588 which is comprised of $196,205 aggregate gross unrealized appreciation and $84,617 aggregate gross unrealized depreciation.
(d) Miscellaneous Footnotes:
    (USD) - Denominated in U. S. Dollars

                          See accompanying notes to portfolio of investments.
               The accompanying notes are an integral part of the financial statements.

                                         LB Series Fund, Inc.
                                           Growth Portfolio
                                       Portfolio of Investments
                                           December 31, 2001

   Shares                                       Value
   ------                                       -----
            COMMON STOCKS - 97.6% (a)
            Advertising - 0.6%
   133,200  Interpublic Group of Cos., Inc.  $  3,934,722
   203,600  Omnicom Group, Inc.....            18,191,660
                                             ------------
                                               22,126,382
                                             ------------
            Aerospace & Defense - 1.6%
   255,800  Boeing Co..............             9,919,924
   184,800  General Dynamics Corp..            14,717,472
   212,700  Honeywell International, Inc.       7,193,514
    33,800  Level 3 Communications
              Holdings Corp........             3,042,000 (b)
   189,200  Raytheon, Co...........             6,143,324
   195,000  United Defense Industries, Inc.     4,104,750 (b)
   192,100  United Technologies Corp.          12,415,423
                                             ------------
                                               57,536,407
                                             ------------
            Automotive - 0.5%
   270,200  Ford Motor Co..........             4,247,544
   232,900  Harley Davidson, Inc...            12,648,799
                                             ------------
                                               16,896,343
                                             ------------
            Banks - 2.0%
   226,600  Bank of America Corp...            14,264,470
   269,300  Bank of New York Co., Inc.         10,987,440
   218,800  Fifth Third BanCorp....            13,473,704
   211,500  FleetBoston Financial Corp.         7,719,750
   362,304  US Bancorp.............             7,583,023
   238,100  Washington Mutual, Inc.             7,785,870
   204,300  Wells Fargo & Co.......             8,876,835
                                             ------------
                                               70,691,092
                                             ------------
            Biotechnology - 2.6%
   582,900  Amgen, Inc.............            32,898,876 (b)
   347,100  Genentech, Inc.........            18,830,175 (b)
   212,000  Genzyme Corp...........            12,690,320
    92,100  Human Genome Sciences, Inc.         3,105,612 (b)
   107,400  IDEC Pharmaceuticals Corp.          7,403,082 (b)
   120,100  Immunex Corp...........             3,327,971 (b)
   292,200  MedImmune, Inc.........            13,543,470 (b)
                                             ------------
                                               91,799,506
                                             ------------
            Broadcasting - 3.0%
   314,700  Adelphia Communications
              Corp., Class A.......             9,812,346 (b)
    56,100  Cablevision Systems Corp.,
              Class A..............             2,661,945 (b)
   516,500  Clear Channel
              Communications, Inc..            26,295,015 (b)
 1,043,800  Comcast Corp., Class A.            37,576,800 (b)
   175,000  Echostar Communications
              Corp., Class A.......             4,807,250 (b)
   347,700  General Motors Corp.,
              Class H..............             5,371,965 (b)
 1,402,500  Liberty Media Corp., Class A       19,635,000 (b)
                                             ------------
                                              106,160,321
                                             ------------
            Building Materials - 0.1%
   120,400  Masco Corp.............             2,949,800
                                             ------------
            Chemicals - 0.2%
    40,900  Air Products & Chemicals, Inc.      1,918,619
   168,200  Dow Chemical Co........             5,681,796
                                             ------------
                                                7,600,415
                                             ------------
            Computers -
            Hardware - 8.8%
   457,400  Advanced Micro Devices, Inc.        7,254,364 (b)
   401,300  Agere Systems, Inc., Class A        2,283,397 (b)
   275,000  Altera Corp............             5,835,500 (b)
   428,850  Analog Devices, Inc....            19,036,652 (b)
   428,950  Applied Materials, Inc.            17,200,895 (b)
   143,200  Applied Micro Circuits Corp.        1,621,024 (b)
    41,200  Broadcom Corp., Class A             1,688,376 (b)
   625,400  Compaq Computer Corp...             6,103,904
   103,800  Cypress Semiconductor Corp.         2,068,734 (b)
   665,000  Dell Computer Corp.....            18,074,700 (b)
    83,700  Entegris, Inc..........               917,352 (b)
   217,300  Hewlett Packard Co.....             4,463,342
 1,824,050  Intel Corp.............            57,366,373
   316,900  International Business
              Machines Corp........            38,332,224
    26,300  Intersil Holding Corp..               848,175 (b)
   162,900  KLA-Tencor Corp........             8,073,324 (b)
   104,700  LAM Research Corp......             2,431,134 (b)
   367,700  Linear Technology Corp.            14,355,008
   214,300  LSI Logic Corp.........             3,381,654 (b)
   286,700  Maxim Integrated
              Products, Inc........            15,054,617 (b)
   219,700  Micron Technology, Inc.             6,810,700 (b)
   177,000  National Semiconductor Corp.        5,449,830 (b)
   223,500  Novellus Systems, Inc..             8,817,075 (b)
   182,400  PMC-Sierra, Inc........             3,877,824 (b)
   124,200  RF Micro Devices, Inc..             2,388,366 (b)
 2,062,300  Sun Microsystems, Inc..            25,366,290 (b)
   877,000  Texas Instruments, Inc.            24,556,000
   333,200  Xilinx, Inc............            13,011,460 (b)
                                             ------------
                                              316,668,294
                                             ------------
            Computers -
            Networking - 2.4%
   389,200  Brocade Communication
              Systems, Inc.........            12,890,304 (b)
 3,800,900  Cisco Systems, Inc.....            68,834,299 (b)
   143,400  Juniper Networks, Inc..             2,717,430 (b)
   245,200  Redback Networks, Inc..               968,540 (b)
                                             ------------
                                               85,410,573
                                             ------------
            Computers -
            Peripherals - 1.0%
 1,555,700  EMC Corp...............            20,908,608 (b)
   654,400  Network Appliance, Inc.            14,311,728 (b)
                                             ------------
                                               35,220,336
                                             ------------
            Computers - Software &
            Services - 8.3%
    75,250  Affiliated Computer
              Services, Inc., Class A           7,986,283 (b)
   151,500  Amdocs, Ltd............             5,146,455 (b)
   469,300  BEA Systems, Inc.......             7,227,220 (b)
   201,750  BMC Software, Inc......             3,302,648 (b)
    93,300  Business Objects S.A., ADR          3,153,540 (b)
   312,300  Check Point Software
              Technologies Ltd.....            12,457,647 (b)
    88,000  Computer Associates
              International, Inc...             3,035,120
   157,900  Electronic Arts, Inc...             9,466,105 (b)
   241,600  Electronic Data Systems Corp.      16,561,680
   393,100  I-2 Technologies, Inc..             3,105,490 (b)
   210,700  Intuit, Inc............             9,009,532 (b)
   169,450  Lawson Software, Inc...             2,668,838 (b)
 1,887,000  Microsoft Corp.........           125,051,490 (b)
   134,000  Openwave Systems, Inc..             1,311,860 (b)
 1,966,800  Oracle Corp............            27,161,508 (b)
   321,250  Parametric Technology Corp.         2,508,963 (b)
   232,100  PeopleSoft, Inc........             9,330,420 (b)
   340,400  Siebel Systems, Inc....             9,524,392 (b)
   148,700  SunGard Data Systems, Inc.          4,301,891
   176,700  Unisys Corp............             2,215,818 (b)
   176,600  VeriSign, Inc..........             6,717,864 (b)
   489,050  Veritas Software Corp..            21,924,112 (b)
   526,600  Vignette Corp..........             2,827,842 (b)
   147,800  Yahoo!, Inc............             2,621,972 (b)
                                             ------------
                                              298,618,690
                                             ------------
            Conglomerates - 6.6%
 2,915,000  General Electric Co....           116,833,200
    25,800  Minnesota Mining &
              Manufacturing Co.....             3,049,818
 2,006,000  Tyco International, Ltd.          118,153,400
                                             ------------
                                              238,036,418
                                             ------------

            Consumer Finance - 0.9%
   156,100  Household International, Inc.       9,044,434
   650,500  MBNA Corp..............            22,897,600
   372,200  Providian Financial Corp.           1,321,310
                                             ------------
                                               33,263,344
                                             ------------
            Distributors - Food &
            Health - 1.2%
   168,300  AmerisourceBergen Corp.            10,695,465
   396,950  Cardinal Health, Inc...            25,666,787
    90,500  Laboratory Corp. of
              America Holdings.....             7,316,925
                                             ------------
                                               43,679,177
                                             ------------
            Electronics - 1.2%
   252,200  Celestica, Inc.........            10,186,358 (b)
   805,500  Flextronics International, Ltd.    19,323,945 (b)
    91,700  PerkinElmer, Inc.......             3,211,334
   477,600  Solectron Corp.........             5,387,328 (b)
   126,800  Waters Corp............             4,913,500 (b)
                                             ------------
                                               43,022,465
                                             ------------
            Financial - Diversified - 11.7%
   575,600  American Express Co....            20,543,164
   138,700  Bear Stearns Cos., Inc.             8,133,368
 2,053,500  Citigroup, Inc.........           103,660,680
   833,500  E*TRADE Group, Inc.....             8,543,375 (b)
   529,700  Federal Home Loan
              Mortgage Corp........            34,642,380
   378,600  Federal National
              Mortgage Association.            30,098,700
   269,400  Goldman Sachs Group, Inc.          24,986,850
   412,700  J.P. Morgan Chase & Co.            15,001,645
   132,000  Lehman Brothers
              Holdings, Inc........             8,817,600
   487,800  Merrill Lynch & Co., Inc.          25,424,136
   353,400  Morgan Stanley Dean
              Witter & Co..........            19,769,196
 1,197,100  Nasdaq 100 Tracking Stock          46,579,161 (b)
   937,000  Schwab, Charles Corp...            14,495,390
   401,500  Standard & Poor's Midcap
              Depositary Receipts Trust        37,259,200
   257,100  State Street Corp......            13,433,475
   332,900  Stilwell Financial, Inc.            9,061,538
                                             ------------
                                              420,449,858
                                             ------------
            Food & Beverage - 1.9%
   411,900  Coca-Cola Co...........            19,421,085
    99,100  Heinz (H.J.) Co........             4,074,992
   107,100  Kraft Foods, Inc.......             3,644,613
   339,050  Kroger Co..............             7,075,974 (b)
   593,700  PepsiCo, Inc...........            28,907,253
   149,100  Safeway, Inc...........             6,224,925 (b)
                                             ------------
                                               69,348,842
                                             ------------
            Health Care - Drugs &
            Pharmaceuticals - 10.6%
   344,200  Abbott Laboratories....            19,189,150
    94,900  Allergan, Inc..........             7,122,245
   644,500  American Home Products Corp.       39,546,520
    37,700  Andrx Corp. (Andrx Group)           2,654,457 (b)
   166,500  Biovail Corp...........             9,365,625 (b)
   254,200  Bristol-Myers Squibb Co.           12,964,200
   259,700  CVS Corp...............             7,687,120
   138,500  Elan Corp. plc, ADR....             6,240,810 (b)
   251,600  Eli Lilly & Co.........            19,760,664
    80,300  Forest Laboratories, Inc.           6,580,585 (b)
   741,800  Johnson & Johnson......            43,840,380
   158,366  King Pharmaceuticals, Inc.          6,671,960
   408,900  Merck & Co., Inc.......            24,043,320
 3,281,200  Pfizer, Inc............           130,755,820
   435,000  Pharmacia Corp.........            18,552,750
   356,600  Schering-Plough Corp...            12,769,846
    41,750  Teva Pharmaceutical
              Industries, Ltd., ADR             2,573,053
   304,800  Walgreen Co............            10,259,568
                                             ------------
                                              380,578,073
                                             ------------
            Health Care - Medical
            Products & Supplies - 2.3%
   177,600  Applera Corp. -
              Applied Biosystems...             6,974,352
   361,200  Baxter International, Inc.         19,371,156
   166,800  Biomet, Inc............             5,154,120
   235,450  Guidant Corp...........            11,725,410 (b)
   786,100  Medtronic, Inc.........            40,256,181
                                             ------------
                                               83,481,219
                                             ------------
            Health Care
            Management - 1.3%
   320,500  HCA - (The) Healthcare Corp.       12,352,070
   187,300  Health Management Associates,
              Inc., Class A........             3,446,320 (b)
   304,900  UnitedHealth Group, Inc.           21,577,773
    93,600  Wellpoint Health Networks,
              Inc., Class A........            10,937,160 (b)
                                             ------------
                                               48,313,323
                                             ------------
            Homebuilding (d)
    37,100  Pulte Corp.............             1,657,257
                                             ------------
            Housewares &
            Household Products - 0.9%
   245,600  Colgate Palmolive Co...            14,183,400
   217,900  Procter & Gamble Co....            17,242,427
                                             ------------
                                               31,425,827
                                             ------------
            Insurance - 2.9%
   135,300  Ace, Ltd...............             5,432,295
   877,700  American International
              Group, Inc...........            69,689,380
    61,950  Hartford Financial Services
              Group, Inc...........             3,892,319
    38,400  Lincoln National Corp..             1,865,088
   133,100  Marsh & McLennan Cos., Inc.        14,301,595
    82,000  Prudential Financial, Inc.          2,721,580 (b)
    53,700  XL Capital, Ltd., Class A           4,906,032
                                             ------------
                                              102,808,289
                                             ------------
            Leisure Products - 3.9%
 2,439,100  AOL Time Warner, Inc...            78,295,110 (b)
   304,200  Disney (Walt) Co.......             6,303,024
   247,000  Fox Entertainment Group, Inc.,
              Class A..............             6,552,910 (b)
 1,128,000  Viacom, Inc., Class B..            49,801,200 (b)
                                             ------------
                                              140,952,244
                                             ------------
            Lodging & Hotels - 0.1%
   102,100  Starwood Hotels & Resorts           3,047,685
                                             ------------
            Machinery -
            Diversified - 0.2%
    86,000  Caterpillar, Inc.......             4,493,500
    35,900  Illinois Tool Works, Inc.           2,431,148
                                             ------------
                                                6,924,648
                                             ------------
            Metals & Mining - 0.1%
   152,500  Alcoa, Inc.............             5,421,375
                                             ------------
            Oil & Gas - 3.1%
   202,000  Anadarko Petroleum Corp.           11,483,700
   160,490  Apache Corp............             8,005,241
    82,700  Baker Hughes, Inc......             3,016,069
    96,100  BJ Services Co.........             3,118,445
   255,800  BP plc, ADR............            11,897,258
   127,100  ChevronTexaco Corp.....            11,389,431
   133,200  Diamond Offshore Drilling, Inc.     4,049,280
   114,300  ENSCO International, Inc.           2,840,355
   438,900  Exxon Mobil Corp.......            17,248,770
    78,600  Nabors Industries, Inc.             2,698,338 (b)
    82,300  Phillips Petroleum Co..             4,959,398
   273,900  Pride International, Inc.           4,135,890 (b)
   109,000  Schlumberger, Ltd......             5,989,550
   123,000  Smith International, Inc.           6,595,260 (b)
   207,400  Transocean Sedco Forex, Inc.        7,014,268
   214,600  Weatherford International, Inc.     7,995,996 (b,c)
                                             ------------
                                              112,437,249
                                             ------------
            Paper & Forest
            Products - 0.1%
    66,200  Westvaco Corp..........             1,883,390
                                             ------------
            Personal Care - 0.2%
   168,700  Gillette Co............             5,634,580
                                             ------------
            Publishing - 0.1%
    64,600  Gannett Co., Inc.......             4,343,058
                                             ------------
            Real Estate - 0.1%
   116,100  SL Green Realty Corp...             3,565,431
                                             ------------
            Restaurants - 0.3%
   217,400  McDonald's Corp........             5,754,578
    89,200  Tricon Global Restaurants, Inc.     4,388,640 (b)
   206,800  Wendy's International, Inc.         6,032,356
                                             ------------
                                               16,175,574
                                             ------------
            Retail - 8.9%
   261,200  Amazon.com, Inc........             2,826,184 (b)
    74,500  American Eagle Outfitters, Inc.     1,949,665
    89,400  Bed, Bath & Beyond, Inc.            3,030,660 (b)
   213,900  Best Buy Co., Inc......            15,931,272 (b,c)
    90,600  Circuit City Stores, Inc.           2,351,070
   607,500  Costco Wholesale Corp..            26,960,850 (b)
   263,400  EBay, Inc..............            17,621,460 (b)
 1,557,800  Home Depot, Inc........            79,463,378
   422,400  Kohl's Corp............            29,753,856 (b)
   250,250  Limited (The), Inc.....             3,683,680
   344,100  Lowe's Companies.......            15,969,681
   107,800  NIKE, Inc., Class B....             6,062,672
   109,200  Radioshack Corp........             3,286,920
   154,200  Reebok International, Ltd.          4,086,300 (b)
   403,300  Staples, Inc...........             7,541,710 (b)
   622,800  Target Corp............            25,565,940
   124,300  TJX Companies, Inc.....             4,954,598
 1,190,500  Wal-Mart Stores, Inc...            68,513,275
                                             ------------
                                              319,553,171
                                             ------------
            Services - 1.5%
    76,500  Bisys Group, Inc.......             4,895,235 (b)
   477,550  Cendant Corp...........             9,364,756 (b)
   105,000  Edison Schools, Inc....             2,063,250 (b)
   268,300  First Data Corp........            21,048,135
   221,075  Fiserv, Inc............             9,355,894
   193,200  Paychex, Inc...........             6,769,728
                                             ------------
                                               53,496,998
                                             ------------
            Telephone &
            Telecommunications - 5.4%
 1,269,500  ADC Telecommunications, Inc.        5,839,700 (b)
   648,900  AT&T Corp..............            11,771,046
   247,000  CIENA Corp.............             3,534,570 (b)
   433,200  Corning, Inc...........             3,864,144
   829,900  Ericsson (L.M.)
              Telecommunications,
              Class B, ADR.........             4,332,078
   794,400  JDS Uniphase Corp......             6,935,112 (b)
   649,100  Lucent Technologies, Inc.           4,082,839
   229,000  Motorola, Inc..........             3,439,580
 1,002,100  NEXTEL Communications,
              Inc., Class A.......             10,983,016 (b)
 1,739,350  Nokia Corp., ADR......             42,666,256
   450,400  QUALCOMM, Inc.........             22,745,200 (b)
   751,000  Qwest Communications
              International, Inc..             10,611,630
   272,900  SBC Communications, Inc.           10,689,493
   154,900  Scientific-Atlanta, Inc.            3,708,306
   537,100  Sprint Corp. (PCS Group)           13,110,611 (b)
   224,000  Verizon Communications             10,631,040
   603,600  Vodafone Group plc, ADR            15,500,448
   690,100  Worldcom, Inc.
              (Worldcom Group)....              9,716,608 (b)
                                             ------------
                                              194,161,677
                                             ------------
            Transportation -
            Airlines - 0.4%
   205,400  Continental Airlines
              Holding, Inc., Class B            5,383,534 (b)
   128,300  Delta Air Lines, Inc..              3,754,058
   227,100  Northwest Airlines Corp.,
              Class A.............              3,565,470 (b)
                                             ------------
                                               12,703,062
                                             ------------
            Utilities - 0.6%
   362,900  Calpine Corp..........              6,093,091 (b)
    75,300  Duke Energy Corp......              2,956,278
   220,400  Dynegy, Inc., Class A.              5,620,200
   108,700  El Paso Corp..........              4,849,107
   186,000  Mirant Corp...........              2,979,720 (b)
                                             ------------
                                               22,498,396
                                             ------------

            Total Common Stocks
              (cost $3,790,063,553)         3,510,540,789
                                             ------------

 Principal
  Amount
  ------
            CORPORATE BONDS (d)
$6,500,000  Global Crossing Holdings,
              Ltd., Sr. Notes, 8.7%
              Due 8/1/2007
              (cost $1,029,037)...                617,500 (e)
                                             ------------

  Shares
  ------
            PREFERRED STOCK - 0.2%
   139,500  Equity Securities Trust I,
              Convertible Preferred Stock
              (cost $5,052,690) ..              6,207,750
                                             ------------

            SHORT-TERM
            SECURITIES - 2.2% (a)
            Commerical Paper
$3,000,000  Edison Asset Securitization,
              1.95% Due 1/9/2002..              2,998,700
 3,000,000  Edison Asset Securitization,
              1.9% Due 1/16/2002..              2,997,625
12,800,000  Household Finance Corp.,
              1.8% Due 1/2/2002...             12,799,360
 3,003,000  Kitty Hawk Funding Corp.,
              1.9% Due 1/14/2002..              3,000,940
17,100,000  Triple-A One Funding Corp.,
              1.81% Due 1/2/2002..             17,099,140
15,000,000  Tulip Funding Corp., 1.88%
              Due 1/15/2002.......             14,989,033
15,000,000  UBS Finance, Inc., 1.8%
              Due 1/2/2002........             14,999,250
12,100,000  USAA Capital Corp., 1.8%
              Due 1/15/2002.......             12,091,530

            Total Short-Term Securities
              (at amortized cost).             80,975,578
                                             ------------

            Total Investments
              (cost $3,877,120,858)        $3,598,341,617 (f)
                                           --------------
                                           --------------

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Growth
    Portfolio.
(b) Currently non-income producing.
(c) At December 31, 2001, Common Stocks valued at $3,352,600 were held in escrow to cover call options written as follows:

                  Number of  Exercise  Expiration
     Type         Contracts    Price     Date       Value
     ----         ---------    -----     ----       -----
Best Buy
Co., Inc.             200       $80     1/19/2002   $19,000
Weatherford
International, Inc.   500        40     1/19/2002    70,000
                                                    -------
                                                    $89,000
                                                    -------
                                                    -------

(d) The market value of the denoted categories of investments  represents less than 0.1% of the total investments of the Growth Portfolio.
(e) Currently non-income producing and in default.
(f) At December 31, 2001, the aggregate cost of securities for federal income tax purposes was
    $4,032,266,358 and the net unrealized depreciation of investments based on that cost was
    $433,924,741 which is comprised of $206,733,879 aggregate gross unrealized appreciation and
    $640,658,620 aggregate gross unrealized depreciation.
(g) Miscellaneous Footnotes:
    (ADR) - American Depository Receipts

                          See accompanying notes to portfolio of investments.
               The accompanying notes are an integral part of the financial statements.

                                         LB Series Fund, Inc.
                                    MFS Investors Growth Portfolio
                                       Portfolio of Investments
                                           December 31, 2001

   Shares                                       Value
   ------                                       -----
            COMMON STOCKS - 84.1% (a)
            Advertising - 0.5%
       330  Omnicom Group, Inc.....          $     29,479
                                             ------------
            Aerospace & Defense - 0.5%
       330  Northrop-Grumman Corp..                33,267
                                             ------------
            Automotive - 1.0%
     1,200  Harley Davidson, Inc...                65,172
                                             ------------
            Banks - 0.8%
       330  Bank of America Corp...                20,774
       900  Mellon Financial Corp..                33,858
                                             ------------
                                                   54,632
                                             ------------
            Biotechnology - 2.2%
     1,090  Amgen, Inc.............                61,520 (b)
       220  Genentech, Inc.........                11,935 (b)
       980  Genzyme Corp...........                58,663
       220  MedImmune, Inc.........                10,197 (b)
                                             ------------
                                                  142,315
                                             ------------
            Broadcasting - 2.2%
     1,530  Clear Channel
              Communications, Inc..                77,892 (b)
     1,100  Comcast Corp., Class A.                39,600 (b)
       800  Echostar Communications
              Corp., Class A.......                21,976 (b)
                                             ------------
                                                  139,468
                                             ------------
            Chemicals - 0.6%
       760  Praxair, Inc...........                41,990
                                             ------------
            Computers -
            Hardware - 7.4%
     1,400  Analog Devices, Inc....                62,146 (b)
     1,970  Dell Computer Corp.....                53,545 (b)
       550  International Business
              Machines Corp........                66,528
     1,310  Linear Technology Corp.                51,142
       110  Maxim Integrated Products, Inc.         5,776 (b)
     1,530  Micron Technology, Inc.                47,430 (b)
       760  National Semiconductor Corp.           23,400 (b)
       330  QLogic Corp............                14,688 (b)
     1,090  STMicroelectronics N.V., ADR           34,520
     3,280  Sun Microsystems, Inc..                40,344 (b)
     1,860  Taiwan Semiconductor
              Mfg Co., ADR.........                31,936 (b)
     1,530  Texas Instruments, Inc.                42,840
                                             ------------
                                                  474,295
                                             ------------
            Computers -
            Networking - 1.3%
       660  Brocade Communication
              Systems, Inc.........                21,859 (b)
     3,390  Cisco Systems, Inc.....                61,393 (b)
                                             ------------
                                                   83,252
                                             ------------
            Computers -
            Peripherals - 0.3%
       220  EMC Corp...............                 2,957 (b)
       330  Lexmark International
              Group, Inc., Class A.                19,470 (b)
                                             ------------
                                                   22,427
                                             ------------
            Computers - Software &
            Services - 7.4%
       660  Adobe Systems, Inc.....                20,493
     1,530  Cadence Design Systems, Inc.           33,538 (b)
       550  Electronic Data Systems Corp.          37,703
       440  Intuit, Inc............                18,814 (b)
     1,530  Microsoft Corp.........               101,393 (b)
     3,940  Oracle Corp............                54,411 (b)
       660  PeopleSoft, Inc........                26,532 (b)
     1,750  Rational Software Corp.                34,125 (b)
       770  VeriSign, Inc..........                29,291 (b)
     2,630  Veritas Software Corp..               117,903 (b)
                                             ------------
                                                  474,203
                                             ------------
            Conglomerates - 6.6%
     1,640  General Electric Co....                65,731
       880  Minnesota Mining &
              Manufacturing Co.....               104,025
     4,380  Tyco International, Ltd.              257,982
                                             ------------
                                                  427,738
                                             ------------
            Consumer Finance - 1.3%
       980  Capital One Financial Corp.            52,871
       550  Household International, Inc.          31,867
                                             ------------
                                                   84,738
                                             ------------
            Distributors - Food &
            Health - 0.7%
       660  Cardinal Health, Inc...                42,676
                                             ------------
            Financial - Diversified - 6.7%
     1,750  American Express Co....                62,458
     1,860  Citigroup, Inc.........                93,893
     1,200  Federal Home Loan
              Mortgage Corp........                78,480
       660  Goldman Sachs Group, Inc.              61,215
     1,200  Merrill Lynch & Co., Inc.              62,544
       980  Morgan Stanley Dean
              Witter & Co..........                54,821
       440  Principal Financial Group              10,560 (b)
       550  Schwab, Charles Corp...                 8,509
                                             ------------
                                                  432,480
                                             ------------
            Food & Beverage - 1.6%
       440  Anheuser-Busch
              Companies, Inc.......                19,892
       200  Diageo plc.............                 2,282 (b)
       550  General Mills, Inc.....                28,606
       770  PepsiCo, Inc...........                37,491
       440  Safeway, Inc...........                18,370 (b)
                                             ------------
                                                  106,641
                                             ------------
            Health Care - Drugs &
            Pharmaceuticals - 10.3%
     1,640  Abbott Laboratories....                91,430
       330  Allergan, Inc..........                24,767
     2,080  American Home Products Corp.          127,629
       440  CVS Corp...............                13,024
       880  Eli Lilly & Co.........                69,115
       770  Forest Laboratories, Inc.              63,102 (b)
     1,970  Johnson & Johnson......               116,427
     3,940  Pfizer, Inc............               157,009
                                             ------------
                                                  662,503
                                             ------------
            Health Care - Medical
            Products & Supplies - 1.9%
       880  Applera Corp. - Applied
              Biosystems...........                34,558
       330  Baxter International, Inc.             17,698
       660  Boston Scientific Corp.                15,919 (b)
       700  Sanofi-Synthelabo SA...                52,216 (b)
                                             ------------
                                                  120,391
                                             ------------
            Health Care
            Management - 1.7%
       980  HCA - (The) Healthcare Corp.           37,769
       980  UnitedHealth Group, Inc.               69,355
                                             ------------
                                                  107,124
                                             ------------
            Housewares &
            Household Products - 0.1%
       100  Kimberly-Clark Corp....                 5,980
                                             ------------
            Insurance - 4.2%
     1,750  Ace, Ltd...............                70,263
     1,310  American International
              Group, Inc...........               104,014
       100  Chubb Corp.............                 6,900
       220  Marsh & McLennan Cos., Inc.            23,639
       190  Prudential Financial, Inc.              6,306 (b)
       660  XL Capital, Ltd., Class A              60,298
                                             ------------
                                                  271,420
                                             ------------
            Leisure Products - 3.1%
     1,310  AOL Time Warner, Inc...                42,051 (b)
     3,610  Viacom, Inc., Class B..               159,382 (b)
                                             ------------
                                                  201,433
                                             ------------
            Lodging & Hotels - 0.4%
       880  Carnival Corp., Inc....                24,710
       110  Starwood Hotels & Resorts               3,284
                                             ------------
                                                   27,994
                                             ------------
            Machinery -
            Diversified - 1.8%
       980  Danaher Corp...........                59,104
       880  Illinois Tool Works, Inc.              59,594
                                             ------------
                                                  118,698
                                             ------------
            Personal Care - 1.5%
       770  Avon Products, Inc.....                35,805
       330  Estee Lauder Companies, Inc.,
              Class A..............                10,580
     1,420  Gillette Co............                47,428
                                             ------------
                                                   93,813
                                             ------------
            Restaurants - 0.3%
       440  Tricon Global Restaurants, Inc.        21,648 (b)
                                             ------------
            Retail - 8.5%
     1,420  Costco Wholesale Corp..                63,020 (b)
       330  EBay, Inc..............                22,077 (b)
       700  Gap, Inc...............                 9,758
     1,090  Home Depot, Inc........                55,601
       660  Kohl's Corp............                46,490 (b)
     2,410  Lowe's Companies.......               111,848
       770  NIKE, Inc., Class B....                43,305
       870  Staples, Inc...........                16,269 (b)
     3,390  Target Corp............               139,160
       660  Wal-Mart Stores, Inc...                37,983
                                             ------------
                                                  545,511
                                             ------------
            Services - 4.0%
        50  ARAMARK Corp...........                 1,345 (b)
     1,200  Automatic Data Processing, Inc.        70,680
     2,300  Cendant Corp...........                45,103 (b)
       660  Concord EFS, Inc.......                21,635
     1,530  First Data Corp........               120,029
                                             ------------
                                                  258,792
                                             ------------
            Telephone &
            Telecommunications - 3.3%
     2,080  AT&T Wireless Services, Inc.           29,890 (b)
     2,520  Nokia Corp., ADR.......                61,816
       770  QUALCOMM, Inc..........                38,885 (b)
     1,420  Sprint Corp. (PCS Group)               34,662 (b)
     1,765  Vodafone Group plc, ADR                45,325
                                             ------------
                                                  210,578
                                             ------------
            Tobacco - 0.4%
       550  Philip Morris Companies, Inc.          25,218
                                             ------------
            Transportation -
            Airlines - 1.3%
       880  FedEx Corp.............                45,654 (b)
       660  United Parcel Service, Inc.,
              Class B..............                35,970
                                             ------------
                                                   81,624
                                             ------------
            Utilities - 0.2%
       540  Calpine Corp...........                 9,067 (b)
       100  El Paso Corp...........                 4,461
                                             ------------
                                                   13,528
                                             ------------

            Total Common Stocks
              (cost $5,367,994)....             5,421,028
                                             ------------

 Principal
  Amount
  ------
            SHORT-TERM
            SECURITIES - 15.9% (a)
            Repurchase Agreement
$1,025,000  State Street Bank, 1.77%,
              dated 12/31/2001, $1,025,101
              maturing 1/2/2002, (secured
              by $1,045,000 Federal Farm
              Credit Bank Floating Rate
              Notes 2.95%, due 6/27/2003)
              (at amortized cost)..             1,025,000
                                             ------------

            Total Investments
              (cost $6,392,994)....          $  6,446,028 (c)
                                             ------------
                                             ------------

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the MFS Investors
    Growth Portfolio.
(b) Currently non-income producing.
(c) At December 31, 2001, the aggregate cost of securities for  federal income tax purposes was
    $6,398,697 and the net  unrealized appreciation of investments based on that cost was $47,331 which is comprised of $142,455 aggregate gross unrealized appreciation and $95,124 aggregate gross unrealized depreciation.
(d) Miscellaneous Footnotes:
    (ADR) - American Depository Receipts

                          See accompanying notes to portfolio of investments.
               The accompanying notes are an integral part of the financial statements.

                                         LB Series Fund, Inc.
                                      TRP Growth Stock Portfolio
                                       Portfolio of Investments
                                           December 31, 2001

   Shares                                       Value
   ------                                       -----
            COMMON STOCKS - 82.6% (a)
            Advertising - 1.2%
       700  Omnicom Group, Inc.....          $     62,545
       600  TMP Worldwide, Inc.....                25,740 (b)
                                             ------------
                                                   88,285
                                             ------------
            Aerospace & Defense - 0.5%
     1,000  Honeywell International, Inc.          33,820
                                             ------------
            Automotive - 0.8%
     1,100  Harley Davidson, Inc...                59,741
                                             ------------
            Banks - 2.3%
       800  Bank of New York Co., Inc.             32,640
       700  Fifth Third BanCorp....                43,106
     1,200  Mellon Financial Corp..                45,144
       400  Northern Trust Corp....                24,088
       500  Wells Fargo & Co.......                21,725
                                             ------------
                                                  166,703
                                             ------------
            Biotechnology - 1.3%
       500  Amgen, Inc.............                28,220 (b)
     1,400  MedImmune, Inc.........                64,890 (b)
                                             ------------
                                                   93,110
                                             ------------
            Broadcasting - 3.3%
       800  Clear Channel
              Communications, Inc..                40,728 (b)
     1,200  Comcast Corp., Class A.                43,200 (b)
     6,700  Liberty Media Corp., Class A           93,800 (b)
       700  Univision Communications,
              Inc., Class A........                28,322 (b)
     3,100  WPP Group plc..........                34,252 (b)
                                             ------------
                                                  240,302
                                             ------------
            Computers -
            Hardware - 1.5%
       600  Analog Devices, Inc....                26,634 (b)
       300  Applied Materials, Inc.                12,030 (b)
     1,300  Dell Computer Corp.....                35,334 (b)
       700  Maxim Integrated
              Products, Inc........                36,757 (b)
                                             ------------
                                                  110,755
                                             ------------
            Computers -
            Networking - 0.7%
     2,900  Cisco Systems, Inc.....                52,519 (b)
                                             ------------
            Computers -
            Peripherals - 0.1%
       100  Lexmark International
              Group, Inc., Class A.                 5,900 (b)
                                             ------------

            Computers - Software &
            Services - 5.5%
       700  Adobe Systems, Inc.....                21,735
       600  Affiliated Computer
              Services, Inc., Class A              63,678 (b)
       400  Amdocs, Ltd............                13,588 (b)
       300  Check Point Software
              Technologies Ltd.....                11,967 (b)
       600  Electronic Arts, Inc...                35,970 (b)
       400  Electronic Data Systems Corp.          27,420
     2,100  Microsoft Corp.........               139,167 (b)
       700  Openwave Systems, Inc..                 6,853 (b)
     1,700  Oracle Corp............                23,477 (b)
       500  Siebel Systems, Inc....                13,990 (b)
     1,200  VeriSign, Inc..........                45,648 (b)
                                             ------------
                                                  403,493
                                             ------------
            Conglomerates - 4.7%
     3,400  General Electric Co....               136,272
     4,200  Hutchison Whampoa Ltd..                40,666 (b)
     2,800  Tyco International, Ltd.              164,920
                                             ------------
                                                  341,858
                                             ------------
            Consumer Finance - 0.4%
       500  Capital One Financial Corp.            26,975
                                             ------------
            Distributors - Food &
            Health - 1.6%
       600  AmerisourceBergen Corp.                38,130
       200  Cardinal Health, Inc...                12,932
       300  Laboratory Corp. of
              America Holdings.....                24,255
     1,600  Sysco Corp.............                41,952
                                             ------------
                                                  117,269
                                             ------------
            Electronics - 1.8%
     3,200  Flextronics International, Ltd.        76,768 (b)
       500  Sony Corp..............                22,861 (b)
       800  Waters Corp............                31,000 (b)
                                             ------------
                                                  130,629
                                             ------------
            Financial - Diversified - 9.7%
     5,100  Citigroup, Inc.........               257,448
       200  Fairfax Holdings, Ltd..                20,599
     3,300  Federal Home Loan
              Mortgage Corp........               215,820
     1,200  Federal National
              Mortgage Association.                95,400
     1,000  Merrill Lynch & Co., Inc.              52,120
       700  Morgan Stanley Dean
              Witter & Co..........                39,158
       500  State Street Corp......                26,125
                                             ------------
                                                  706,670
                                             ------------
            Food & Beverage - 2.9%
     1,100  Coca-Cola Co...........                51,865
     1,400  Koninklijke Ahold NV...                40,726 (b)
     1,200  Kroger Co..............                25,044 (b)
     1,200  PepsiCo, Inc...........                58,428
       900  Safeway, Inc...........                37,575 (b)
                                             ------------
                                                  213,638
                                             ------------
            Health Care - Drugs &
            Pharmaceuticals - 9.4%
     1,000  Abbott Laboratories....                55,750
       700  Allergan, Inc..........                52,535
     2,000  American Home Products Corp.          122,720
       300  Biovail Corp...........                16,875 (b)
       600  Bristol-Myers Squibb Co.               30,600
     1,700  Johnson & Johnson......               100,470
     4,900  Pfizer, Inc............               195,265
       500  Pharmacia Corp.........                21,325
     1,300  Schering-Plough Corp...                46,553
     1,400  Walgreen Co............                47,124
                                             ------------
                                                  689,217
                                             ------------
            Health Care - Medical
            Products & Supplies - 1.6%
     1,200  Baxter International, Inc.             64,356
       700  Sanofi-Synthelabo SA...                52,216 (b)
                                             ------------
                                                  116,572
                                             ------------
            Health Care
            Management - 3.9%
     1,200  HCA - (The) Healthcare Corp.           46,248
     2,200  UnitedHealth Group, Inc.              155,694
       700  Wellpoint Health Networks,
              Inc., Class A........                81,795 (b)
                                             ------------
                                                  283,737
                                             ------------
            Housewares &
            Household Products - 0.5%
       600  Colgate Palmolive Co...                34,650
                                             ------------
            Insurance - 4.4%
     1,400  Ace, Ltd...............                56,210
     1,200  American International
              Group, Inc...........                95,280
     1,000  Hartford Financial Services
              Group, Inc...........                62,830
       300  Loews Corp.............                16,614
       400  Marsh & McLennan Cos., Inc.            42,980
       200  Progressive Corp.......                29,860
       200  XL Capital, Ltd., Class A              18,272
                                             ------------
                                                  322,046
                                             ------------
            Leisure Products - 3.0%
     2,400  AOL Time Warner, Inc...                77,040 (b)
     1,200  Disney (Walt) Co.......                24,864
       500  MGM Mirage, Inc........                14,435 (b)
     2,400  Viacom, Inc., Class B..               105,960 (b)
                                             ------------
                                                  222,299
                                             ------------
            Lodging & Hotels - 0.4%
       900  Starwood Hotels & Resorts              26,865
                                             ------------
            Oil & Gas - 3.2%
     1,300  Baker Hughes, Inc......                47,411
       700  ChevronTexaco Corp.....                62,727
     1,700  Exxon Mobil Corp.......                66,810
     1,100  Royal Dutch Petroleum Co.              53,922
                                             ------------
                                                  230,870
                                             ------------
            Publishing - 0.2%
       200  McGraw-Hill, Inc.......                12,196
                                             ------------
            Retail - 5.0%
       200  Best Buy Co., Inc......                14,896 (b)
     2,100  Home Depot, Inc........               107,121
     1,400  Inditex................                26,681 (b)
     2,500  Target Corp............               102,625
    18,000  Wal-Mart de Mexico, Series V           49,148
     1,100  Wal-Mart Stores, Inc...                63,305
                                             ------------
                                                  363,776
                                             ------------
            Services - 7.0%
       200  Adecco SA..............                10,876 (b)
       900  Apollo Group, Inc., Class A            40,509 (b)
     1,000  Automatic Data Processing, Inc.        58,900
     4,800  Cendant Corp...........                94,128 (b)
     3,000  Concord EFS, Inc.......                98,340
     1,400  Convergys Corp.........                52,486 (b)
     1,900  First Data Corp........               149,055
       600  Securitas AB, Class B..                11,423
                                             ------------
                                                  515,717
                                             ------------
            Telephone &
            Telecommunications - 4.0%
     1,900  China Unicom, Ltd......                21,223 (b)
     3,000  Crown Castle
              International Corp...                32,040 (b)
       500  Nokia Corp., ADR.......                12,265
         1  NTT DoCoMo Inc.........                11,755 (b)
       200  QUALCOMM, Inc..........                10,100 (b)
     2,400  Sprint Corp. (PCS Group)               58,584 (b)
    41,000  Vodafone Group plc (USD)              107,141 (b)
     2,900  Worldcom, Inc.
              (Worldcom Group).....                40,832 (b)
                                             ------------
                                                  293,940
                                             ------------
            Tobacco - 1.2%
     2,000  Philip Morris Companies, Inc.          91,700
                                             ------------
            Utilities - 0.5%
       800  El Paso Corp...........                35,688
                                             ------------

            Total Common Stocks
              (cost $5,958,044)....             6,030,940
                                             ------------
 Principal
  Amount
  ------
            SHORT-TERM
            SECURITIES - 17.4% (a)
            Repurchase Agreement
$1,273,000  State Street Bank, 1.77%,
              dated 12/31/2001, $1,273,125
              maturing 1/2/2002, (secured
              by $1,275,000 Federal
              National Mortgage Association
              Notes 4.35%, due 8/21/2003)
              (at amortized cost)..             1,273,000
                                             ------------

            Total Investments
              (cost $7,231,044)....          $  7,303,940 (c)
                                             ------------
                                             ------------

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the TRP Growth
    Stock Portfolio.
(b) Currently non-income producing.
(c) At December 31, 2001, the aggregate cost of securities for  federal income tax purposes was
    $7,232,464 and the net  unrealized appreciation of investments based on that cost was $71,476 which is comprised of $142,557 aggregate gross  unrealized appreciation and $71,081 aggregate gross unrealized depreciation.
(d) Miscellaneous Footnotes:
    (ADR) - American Depository Receipts
    (USD) - Denominated in U. S. Dollars

                          See accompanying notes to portfolio of investments.
               The accompanying notes are an integral part of the financial statements.

                                         LB Series Fund, Inc.
                                            Value Portfolio
                                       Portfolio of Investments
                                           December 31, 2001

   Shares                                       Value
   ------                                       -----
            COMMON STOCKS - 73.6% (a)
            Advertising - 0.2%
       455  Interpublic Group of Cos., Inc.  $     13,427
                                             ------------
            Aerospace & Defense - 2.6%
     1,115  Boeing Co..............                43,240
       255  General Dynamics Corp..                20,308
     1,330  Honeywell International, Inc.          44,981
       705  Lockheed Martin Corp...                32,902
       110  Northrop-Grumman Corp..                11,089
       380  Raytheon, Co...........                12,339
       745  United Technologies Corp.              48,149
                                             ------------
                                                  213,008
                                             ------------
            Automotive - 0.5%
       370  Delphi Automotive
              Systems Corp.........                 5,054
       865  Ford Motor Co..........                13,598
       410  General Motors Corp....                19,926
                                             ------------
                                                   38,578
                                             ------------
            Banks - 5.6%
     1,525  Bank of America Corp...                95,999
       540  Bank of New York Co., Inc.             22,032
     1,005  Bank One Corp..........                39,245
     1,655  FleetBoston Financial Corp.            60,408
       280  Keycorp................                 6,815
       510  Mellon Financial Corp..                19,186
       330  PNC Financial Services Group           18,546
     1,335  US Bancorp.............                27,942
       810  Wachovia Corp..........                25,402
     1,095  Washington Mutual, Inc.                35,807
     2,290  Wells Fargo & Co.......                99,501
                                             ------------
                                                  450,883
                                             ------------
            Biotechnology - 0.1%
       185  Amgen, Inc.............                10,441 (b)
                                             ------------
            Broadcasting - 1.2%
       375  Clear Channel
              Communications, Inc..                19,091 (b)
       610  Comcast Corp., Class A.                21,960 (b)
       400  General Motors Corp., Class H           6,180 (b)
     2,470  Liberty Media Corp., Class A           34,580 (b)
       675  USA Networks, Inc......                18,434 (b)
                                             ------------
                                                  100,245
                                             ------------
            Building Materials - 0.2%
       530  Masco Corp.............                12,985
                                             ------------
            Chemicals - 1.5%
       345  Air Products & Chemicals, Inc.         16,184
     1,265  Dow Chemical Co........                42,732
       945  du Pont (E.I.) de Nemours
              and Co...............                40,172
       145  PPG Industries, Inc....                 7,499
       270  Praxair, Inc...........                14,918
                                             ------------
                                                  121,505
                                             ------------
            Computers -
            Hardware - 3.8%
       170  Analog Devices, Inc....                 7,546 (b)
       425  Apple Computer.........                 9,308 (b)
       330  Applied Materials, Inc.                13,233 (b)
     1,580  Compaq Computer Corp...                15,421
       635  Dell Computer Corp.....                17,259 (b)
     1,410  Hewlett Packard Co.....                28,961
     1,785  Intel Corp.............                56,138
       785  International Business
              Machines Corp........                94,954
       330  KLA-Tencor Corp........                16,355 (b)
       730  Micron Technology, Inc.                22,630 (b)
       540  Sun Microsystems, Inc..                 6,642 (b)
       690  Texas Instruments, Inc.                19,320
                                             ------------
                                                  307,767
                                             ------------
            Computers -
            Networking - 0.1%
       675  Cisco Systems, Inc.....                12,224 (b)
                                             ------------
            Computers -
            Peripherals - 0.2%
       320  EMC Corp...............                 4,301 (b)
       275  Lexmark International Group,
              Inc., Class A........                16,225 (b)
                                             ------------
                                                   20,526
                                             ------------
            Computers - Software &
            Services - 1.8%
       615  Computer Associates
              International, Inc...                21,211
       280  Computer Sciences Corp.                13,714 (b)
       620  Electronic Data Systems Corp.          42,501
       890  Microsoft Corp.........                58,980 (b)
       345  Oracle Corp............                 4,764 (b)
       210  Titan Corp.............                 5,240 (b)
                                             ------------
                                                  146,410
                                             ------------
            Conglomerates - 2.5%
       960  General Electric Co....                38,477
       490  Minnesota Mining &
              Manufacturing Co.....                57,923
     1,750  Tyco International, Ltd.              103,075
                                             ------------
                                                  199,475
                                             ------------
            Consumer Finance - 1.1%
       240  Countrywide Credit
              Industry, Inc........                 9,833
       885  Household International, Inc.          51,277
       790  MBNA Corp..............                27,808
                                             ------------
                                                   88,918
                                             ------------
            Distributors - Food &
            Health - 0.2%
       100  Cardinal Health, Inc...                 6,466
       310  Sysco Corp.............                 8,128
                                             ------------
                                                   14,594
                                             ------------
            Electrical Equipment - 0.3%
       400  Emerson Electric Co....                22,840
                                             ------------
            Electronics - 0.3%
       195  Agilent Technologies, Inc.              5,559 (b)
       535  Koninklijke Philips Electronic         15,574
       675  Solectron Corp.........                 7,614 (b)
                                             ------------
                                                   28,747
                                             ------------
            Financial -
            Diversified - 10.0%
       120  AMBAC Financial Group, Inc.             6,943
     1,330  American Express Co....                47,468
     4,930  Citigroup, Inc.........               248,866
       310  Diamonds Trust, Series I               30,938
     1,185  Federal Home Loan
              Mortgage Corp........                77,499
     1,085  Federal National
              Mortgage Association.                86,258
       110  Goldman Sachs Group, Inc.              10,203
     2,455  J.P. Morgan Chase & Co.                89,239
       555  Lehman Brothers Holdings, Inc.         37,074
       665  Merrill Lynch & Co., Inc.              34,660
     1,220  Morgan Stanley Dean
              Witter & Co..........                68,247
       320  Standard & Poor's Depositary
              Receipts Trust, Series 1             36,554
       200  Standard & Poor's Midcap
              Depositary Receipts Trust            18,560
       280  Stilwell Financial, Inc.                7,622
       115  USA Educational, Inc...                 9,662
                                             ------------
                                                  809,793
                                             ------------
            Food & Beverage - 2.8%
       185  Coca-Cola Co...........                 8,723
       245  ConAgra, Inc...........                 5,824
       620  General Mills, Inc.....                32,246
       190  Heinz (H.J.) Co........                 7,813
       275  Hershey Foods Corp.....                18,618
       330  Kraft Foods, Inc.......                11,230
     1,140  Kroger Co..............                23,792 (b)
       735  Pepsi Bottling Group, Inc.             17,273
     1,075  PepsiCo, Inc...........                52,342
       420  Safeway, Inc...........                17,535 (b)
       595  Sara Lee Corp..........                13,227
       400  Tootsie Roll Industries, Inc.          15,632
                                             ------------
                                                  224,255
                                             ------------
            Health Care - Drugs &
            Pharmaceuticals - 4.9%
       800  Abbott Laboratories....                44,600
       950  Bristol-Myers Squibb Co.               48,450
       580  CVS Corp...............                17,168
       915  Johnson & Johnson......                54,077
     2,380  Pharmaceuticals HOLDRs Trust          234,430
                                             ------------
                                                  398,725
                                             ------------
            Health Care - Medical
            Products & Supplies - 0.7%
       620  Baxter International, Inc.             33,251
       285  Becton, Dickinson & Co.                 9,448
       230  Guidant Corp...........                11,454 (b)
                                             ------------
                                                   54,153
                                             ------------
            Health Care
            Management - 0.8%
       145  CIGNA Corp.............                13,434
       370  HCA - (The) Healthcare Corp.           14,260
       450  Tenet Healthcare Corp..                26,424 (b)
       120  Wellpoint Health Networks,
              Inc., Class A........                14,022 (b)
                                             ------------
                                                   68,140
                                             ------------
            Household Furnishings &
            Appliances - 0.2%
       330  Stanley Works..........                15,368
                                             ------------
            Housewares &
            Household Products - 1.1%
       800  Kimberly-Clark Corp....                47,840
       545  Procter & Gamble Co....                43,126
                                             ------------
                                                   90,966
                                             ------------
            Insurance - 4.7%
       285  Ace, Ltd...............                11,443
     1,075  Allstate Corp..........                36,228
     1,225  American International
              Group, Inc...........                97,265
       140  Aon Corp...............                 4,973
       285  Chubb Corp.............                19,665
       415  Hartford Financial
              Services Group, Inc..                26,074
       575  Jefferson-Pilot Corp...                26,605
       270  John Hancock
              Financial Services...                11,151
       690  Lincoln National Corp..                33,513
       265  Loews Corp.............                14,676
       140  Marsh & McLennan Cos., Inc.            15,043
       575  MetLife Capital Trust I                18,216
       530  Prudential Financial, Inc.             17,591 (b)
       230  St. Paul Companies, Inc.               10,113
       390  XL Capital, Ltd., Class A              35,630
                                             ------------
                                                  378,186
                                             ------------
            Leisure Products - 1.2%
       770  AOL Time Warner, Inc...                24,717 (b)
     1,070  Disney (Walt) Co.......                22,170
       190  Fox Entertainment Group, Inc.,
              Class A..............                 5,041 (b)
       975  Viacom, Inc., Class B..                43,046 (b)
                                             ------------
                                                   94,974
                                             ------------
            Lodging & Hotels - 0.2%
       630  Carnival Corp., Inc....                17,690
                                             ------------
            Machinery - Diversified - 1.0%
       630  Caterpillar, Inc.......                32,918
       365  Deere & Co.............                15,936
       275  Dover Corp.............                10,194
       170  Illinois Tool Works, Inc.              11,512
       250  Ingersoll-Rand Co......                10,453
                                             ------------
                                                   81,013
                                             ------------
            Metals & Mining - 0.7%
     1,675  Alcoa, Inc.............                59,546
                                             ------------
            Office Equipment &
            Supplies - 0.1%
        15  Imagistics International, Inc.            185 (b)
       195  Pitney Bowes, Inc......                 7,334
                                             ------------
                                                    7,519
                                             ------------
            Oil & Gas - 7.3%
       385  Anadarko Petroleum Corp.               21,887
       370  Baker Hughes, Inc......                13,494
       545  BP Amoco plc, ADR......                25,348
       210  Burlington Resources, Inc.              7,883
     1,170  ChevronTexaco Corp.....               104,844
     2,065  Conoco, Inc............                58,440
       460  EOG Resources, Inc.....                17,991
     4,375  Exxon Mobil Corp.......               171,938
       330  Halliburton Co.........                 4,323
       140  Kerr McGee Corp........                 7,672
       220  Noble Drilling Corp....                 7,489 (b)
       270  PanCanadian Energy Corp.                7,020
       515  Phillips Petroleum Co..                31,034
       590  Royal Dutch Petroleum Co.              28,922
       225  Schlumberger, Ltd......                12,364
       340  Tidewater, Inc.........                11,526
       470  Transocean Sedco Forex, Inc.           15,895
       490  Unocal Corp............                17,674
       305  USX-Marathon Group.....                 9,150
       495  Weatherford International, Inc.        18,444 (b)
                                             ------------
                                                  593,338
                                             ------------
            Paper & Forest
            Products - 1.3%
       115  Bowater, Inc...........                 5,486
       220  Georgia-Pacific Corp...                 6,074
     1,270  International Paper Co.                51,245
       705  Mead Corp..............                21,777
       380  Weyerhaeuser Co........                20,550
                                             ------------
                                                  105,132
                                             ------------
            Personal Care - 0.4%
       255  Avon Products, Inc.....                11,858
       540  Gillette Co............                18,036
                                             ------------
                                                   29,894
                                             ------------
            Photography &
            Imaging - 0.1%
       265  Eastman Kodak Co.......                 7,799
                                             ------------
            Publishing - 0.5%
       345  Gannett Co., Inc.......                23,194
        80  Knight Ridder, Inc.....                 5,194
       125  McGraw-Hill, Inc.......                 7,623
       170  Tribune Co.............                 6,363
                                             ------------
                                                   42,374
                                             ------------
            Real Estate - 0.1%
       185  Equity Office Properties Trust          5,565
                                             ------------
            Restaurants - 0.6%
     1,725  McDonald's Corp........                45,661
                                             ------------
            Retail - 2.8%
       370  Costco Wholesale Corp..                16,421 (b)
       425  Federated Department Stores            17,383 (b)
       185  Home Depot, Inc........                 9,437
       610  Lowe's Companies.......                28,310
       445  May Department Stores Co.              16,456
       315  NIKE, Inc., Class B....                17,716
       285  Radioshack Corp........                 8,579
       575  Sears, Roebuck & Co....                27,393
     1,350  Target Corp............                55,418
       455  Wal-Mart Stores, Inc...                26,185
                                             ------------
                                                  223,298
                                             ------------
            Services - 1.4%
       410  Automatic Data Processing, Inc.        24,149
       780  Cendant Corp...........                15,296 (b)
       580  First Data Corp........                45,501
       790  Waste Management, Inc..                25,209
                                             ------------
                                                  110,155
                                             ------------
            Telephone &
            Telecommunications - 4.9%
       340  ALLTEL Corp............                20,988
     2,345  AT&T Corp..............                42,538
       850  AT&T Wireless Services, Inc.           12,215 (b)
       825  BellSouth Corp.........                31,474
     1,850  Lucent Technologies, Inc.              11,637
     1,780  Motorola, Inc..........                26,736
       405  Qwest Communications
              International, Inc...                 5,723
     1,820  SBC Communications, Inc.               71,289
     1,190  Sprint Corp. (FON Group)               23,895
       555  Tellabs, Inc...........                 8,342 (b)
     2,150  Verizon Communications.               102,039
        80  Vodafone Group plc, ADR                 2,054
     2,825  Worldcom, Inc.
              (Worldcom Group).....                39,776 (b)
                                             ------------
                                                  398,706
                                             ------------
            Transportation -
            Airlines - 0.4%
     1,215  Southwest Airlines Co..                22,453
       220  United Parcel Service, Inc.,
              Class B..............                11,990
                                             ------------
                                                   34,443
                                             ------------
            Transportation - 0.6%
       745  Burlington Northern
              Santa Fe, Inc........                21,255
       285  Canadian Pacific Railway                5,558
       330  Union Pacific Corp.....                18,810
                                             ------------
                                                   45,623
                                             ------------
            Utilities - 2.6%
       175  American Electric Power Co.             7,618
       455  Cinergy Corp...........                15,211
       255  Dominion Resources, Inc.               15,326
     1,350  Duke Energy Corp.......                53,001
       785  El Paso Corp...........                35,019
       405  Entergy Corp...........                15,840
       395  Exelon Corp............                18,913
       270  FirstEnergy Corp.......                 9,445
       135  FPL Group, Inc.........                 7,614
       470  Southern Co............                11,915
       210  TXU Corp...............                 9,902
       570  Williams Cos., Inc.....                14,546
                                             ------------
                                                  214,350
                                             ------------

            Total Common Stocks
              (cost $5,893,311)....             5,959,239
                                             ------------

 Principal
  Amount
  ------
            SHORT-TERM
            SECURITIES - 26.4% (a)
            U.S. Government Agency
$2,140,000  Federal Home Loan Mortgage
              Corp., Discount Notes,
              1.48% Due 1/2/2002
              (at amortized cost)..             2,139,912
                                             ------------

            Total Investments
              (cost $8,033,223)....          $  8,099,151 (c)
                                             ------------
                                             ------------

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Value
    Portfolio.
(b) Currently non-income producing.
(c) At December 31, 2001, the aggregate cost of securities for  federal income tax purposes was
    $8,033,223 and the net  unrealized appreciation of investments based on that cost was $65,928 which is comprised of $141,211 aggregate gross unrealized appreciation and $75,283 aggregate gross unrealized depreciation.
(d) Miscellaneous Footnotes:
    (ADR) - American Depository Receipts

                          See accompanying notes to portfolio of investments.
               The accompanying notes are an integral part of the financial statements.

                                         LB Series Fund, Inc.
                                         High Yield Portfolio
                                       Portfolio of Investments
                                           December 31, 2001

  Principal                                                                        Maturity
   Amount                                                                 Rate       Date         Value
  -------                                                                 ----       ----         -----

            CORPORATE BONDS - 86.9% (a)
            Aerospace & Defense - 0.6%
$4,250,000  Alliant Techsystems, Inc., Sr. Subordinated Notes              8.5%     5/15/2011    $ 4,441,244
 2,400,000  Hexcel Corp., Sr. Subordinated Notes............               9.75%    1/15/2009      1,356,000
                                                                                                 -----------
                                                                                                   5,797,244
                                                                                                 -----------
            Airlines - 0.4%
 4,250,000  American Airlines, Inc., Bonds, Series 2001-2-B.               8.608%   4/1/2011       4,341,864
                                                                                                 -----------
            Automotive - 1.2%
 3,300,000  Advanced Stores, Inc., Sr. Subordinated Notes...              10.25%    4/15/2008      3,366,000
 3,600,000  Autonation, Inc. Sr. Notes......................               9.0%     8/1/2008       3,681,000
 1,500,000  Dura Operating Corp., Sr. Subordinated Notes, Series D         9.0%     5/1/2009       1,417,500
 2,000,000  Group1 Automotive, Inc., Sr. Subordinated Notes.              10.875%   3/1/2009       2,060,000
   900,000  Tenneco Automotive, Inc., Floating Rate Bank Debt, Tranche B   5.631%   12/30/2007       740,250
   900,000  Tenneco Automotive, Inc., Floating Rate Bank Debt, Tranche C   5.631%   6/30/2008        740,250
                                                                                                 -----------
                                                                                                  12,005,000
                                                                                                 -----------
            Banks - 2.1%
 3,550,000  Chevy Chase Savings Bank, Subordinated Debentures              9.25%    12/1/2005      3,567,750
 7,350,000  GS Escrow Corp., Sr. Notes......................               7.125%   8/1/2005       7,378,584
 7,000,000  Riggs Capital Trust II, Trust Preferred Securities, Series C   8.875%   3/15/2027      5,385,135
 4,000,000  Sovereign Bancorp, Inc., Sr. Notes..............              10.5%     11/15/2006     4,320,000
                                                                                                 -----------
                                                                                                  20,651,469
                                                                                                 -----------
            Broadcasting & Media - 14.4%
 3,000,000  Adelphia Communications Corp., Convertible Notes               6.0%     2/15/2006      2,621,250
 4,000,000  Adelphia Communications Corp., Sr. Notes........              10.25%    6/15/2011      4,010,000
 7,000,000  Adelphia Communications Corp., Sr. Notes........              10.25%    11/1/2006      7,175,000
 3,000,000  Adelphia Communications Corp., Sr. Notes, Series B             8.375%   2/1/2008       2,793,750
 3,500,000  Alliance Atlantis Communications, Inc., Sr. Subordinated
              Notes.........................................              13.0%     12/15/2009     3,797,500
 2,682,400  AMFM Operating, Inc., Payment-In-Kind Debentures              12.625%   10/31/2006     2,866,815
 3,600,000  Australis Holdings Pty., Ltd., Sr. Discount Notes          Zero Coupon  11/1/2002            360 (c)
24,594,230  Australis Media, Ltd., Payment-In-Kind Sr. Discount Notes  Zero Coupon  5/15/2003          2,459 (c)
13,000,000  Avalon Cable Holdings, Sr. Discount Notes.......           Zero Coupon  12/1/2008     10,725,000
 6,250,000  Cable Satisfaction International, Inc., Sr. Notes             12.75%    3/1/2010       2,539,063
12,550,000  Callahan Nordrhein-Westfalen, Sr. Discount Notes           Zero Coupon  7/15/2010      2,949,250
 2,100,000  Chancellor Media Corp., Sr. Subordinated Notes, Series B       8.75%    6/15/2007      2,194,500
 3,600,000  Chancellor Media Corp., Sr. Subordinated Notes, Series B       8.125%   12/15/2007     3,744,000
 9,000,000  Charter Communcations Holdings Capital Corp.,
              Sr. Discount Notes............................           Zero Coupon  5/15/2011      5,580,000
 6,000,000  Charter Communications, Inc., Sr. Notes.........              10.0%     4/1/2009       6,187,500
12,000,000  Diamond Cable Communications plc, Sr. Discount Notes (USD) Zero Coupon  2/15/2007      2,940,000
 6,500,000  Diamond Cable Communications plc, Sr. Discount Notes (USD)    11.75%    12/15/2005     1,722,500
15,900,000  DIVA Systems Corp., Sr. Discount Notes, Series B           Zero Coupon  3/1/2008       2,623,500 (b)
 6,250,000  EchoStar Broadband Corp., Sr. Notes.............              10.375%   10/1/2007      6,578,125
 4,250,000  EchoStar Communications Corp., Convertible Notes               4.875%   1/1/2007       3,793,125
 4,000,000  EchoStar DBS Corp., Sr. Notes...................               9.125%   1/15/2009      4,030,000
 5,400,000  Grupo Televisa, Inc., S.A., Notes (USD).........               8.0%     9/13/2011      5,406,750
 7,475,000  Insight Communications, Inc., Sr. Discount Notes           Zero Coupon  2/15/2011      4,447,625
 4,750,000  Insight Midwest LP/Insight Capital, Sr. Notes...              10.5%     11/1/2010      5,153,750
 5,500,000  Mediacom Broadband, LLC, Sr. Notes..............              11.0%     7/15/2013      6,063,750
 6,000,000  Olympus Communications, LP, Sr. Notes...........              10.625%   11/15/2006     6,090,000
 3,000,000  ONO Finance plc, Notes (USD)....................              13.0%     5/1/2009       2,291,250
 3,100,000  ONO Finance plc, Sr. Notes......................              14.0%     2/15/2011      2,460,625
 8,000,000  Optel, Inc., Sr. Notes, Series B................              13.0%     2/15/2005      3,640,000 (c)
 4,000,000  Optel, Inc., Sr. Notes, Series B................              11.5%     7/1/2008       1,340,000 (c)
 5,500,000  Quebecor Media, Inc., Sr. Notes.................              11.125%   7/15/2011      5,898,750
 5,000,000  RCN Corp., Sr. Discount Notes...................           Zero Coupon  10/15/2007     1,500,000
   886,310  Scott Cable Communications, Inc., Payment-In-Kind Jr.
              Subordinated Notes............................              16.0%     7/18/2002        138,491 (c)
 1,800,000  Sinclair Broadcasting Group, Inc., Sr. Subordinated Notes      8.75%    12/15/2011     1,809,000
 6,000,000  Spanish Broadcasting Systems, Inc., Sr. Subordinated Notes     9.625%   11/1/2009      5,970,000
 6,500,000  Supercanal Holding S.A., Sr. Notes (USD)........              11.5%     5/15/2005        146,250 (c)
 7,700,000  Telewest Finance (Jersey), Ltd., Convertible Bonds             6.0%     7/7/2005       4,928,000
 6,500,000  UIH Australia/Pacific, Inc., Sr. Discount Notes, Series B     14.0%     5/15/2006        227,500 (c)
 9,000,000  United International Holdings, Inc., Sr. Notes, Series B   Zero Coupon  2/15/2008      2,655,000
 1,900,000  United Pan-Europe Communications N.V., Sr.
              Discount Notes (USD)..........................           Zero Coupon  2/1/2010         161,500 (c)
12,850,000  United Pan-Europe Communications N.V., Sr.
              Discount Notes (USD)..........................           Zero Coupon  11/1/2009      1,092,250 (c)
                                                                                                 -----------
                                                                                                 140,294,188
                                                                                                 -----------
            Building Materials - 0.7%
 6,000,000  CEMEX S.A. de C.V., Notes (USD).................              12.75%    7/15/2006      7,290,000
                                                                                                 -----------
            Chemicals - 3.7%
 2,000,000  Avecia Group plc, Sr. Notes (USD)...............              11.0%     7/1/2009       1,920,000
 1,200,000  Compass Minerals Group, Inc., Sr. Subordinated Notes          10.0%     8/15/2011      1,251,000
 4,300,000  Equistar Chemical, LP, Sr. Notes................              10.125%   9/1/2008       4,343,000
 5,000,000  Huntsman Polymers Corp., Sr. Notes..............              11.75%    12/1/2004      1,068,750 (c)
 7,000,000  IMC Global, Inc., Notes.........................              10.875%   6/1/2008       7,490,000
 1,800,000  ISP Chemco, Inc., Sr. Subordinated Notes........              10.25%    7/1/2011       1,890,000
 3,900,000  ISP Holdings, Inc., Bonds.......................              10.625%   12/15/2009     3,919,500
 2,400,000  Lyondell Chemical Co., Secured Notes............               9.5%     12/15/2008     2,388,000
 3,000,000  Lyondell Chemical Co., Sr. Secured Notes, Series B             9.875%   5/1/2007       3,022,500
 4,700,000  MacDermid, Inc., Sr. Subordinated Notes.........               9.125%   7/15/2011      4,841,000
 3,600,000  OM Group, Inc., Sr. Subordinated Notes..........               9.25%    12/15/2011     3,690,000
                                                                                                 -----------
                                                                                                  35,823,750
                                                                                                 -----------
            Conglomerates - 0.2%
 2,500,000  US Industries (USI American Holdings), Inc., Sr. Notes         7.125%   10/15/2003     2,012,500
                                                                                                 -----------
            Consumer Products - 3.0%
 1,800,000  Armkel Finance, Inc., Sr. Subordinated Notes....               9.5%     8/15/2009      1,899,000
 4,000,000  Jostens, Inc., Sr. Subordinated Notes...........              12.75%    5/1/2010       4,420,000
 3,700,000  Playtex Products, Inc., Sr. Subordinated Notes..               9.375%   6/1/2011       3,922,000
 7,000,000  Salton, Inc., Sr. Notes.........................              10.75%    12/15/2005     6,895,000
 5,000,000  Samsonite Corp., Sr. Subordinated Notes.........              10.75%    6/15/2008      3,512,500
 5,600,000  Windmere-Durable Holdings, Inc., Sr. Subordinated Notes       10.0%     7/31/2008      5,460,000
 4,300,000  Winsloew Furniture, Inc., Sr. Subordinated Notes, Series B    12.75%    8/15/2007      3,031,500
                                                                                                 -----------
                                                                                                  29,140,000
                                                                                                 -----------
            Engineering & Construction - 0.3%
$6,000,000  Morrison Knudsen Corp., Bonds...................              12.0%     7/1/2010         810,000 (c)
 3,600,000  Shaw Group, Inc., Convertible Notes.............           Zero Coupon  5/1/2021       1,845,000
                                                                                                 -----------
                                                                                                   2,655,000
                                                                                                 -----------
            Environmental - 1.9%
 4,000,000  Allied Waste North America, Inc., Secured Notes, Series B      8.875%   4/1/2008       4,140,000
13,500,000  Allied Waste North America, Inc., Sr. Subordinated Notes,
              Series B......................................              10.0%     8/1/2009      13,972,500
                                                                                                 -----------
                                                                                                  18,112,500
                                                                                                 -----------
            Finance - Commercial - 0.1%
 3,000,000  Finova Group, Inc., Notes.......................               7.5%     11/15/2009     1,275,000
                                                                                                 -----------
            Finance - Consumer - 0.6%
 3,570,000  Altiva Financial Corp., Subordinated Notes......              12.0%     6/15/2006        178,500 (c,d)
 6,000,000  Dollar Financial Group, Inc., Sr. Notes, Series A             10.875%   11/15/2006     5,850,000
10,060,000  United Companies Financial Corp., Subordinated Notes           8.375%   7/1/2005          75,450 (c)
                                                                                                 -----------
                                                                                                   6,103,950
                                                                                                 -----------
            Finance - Other - 0.8%
 7,800,000  Williams Scotsman, Inc., Sr. Notes..............               9.875%   6/1/2007       7,722,000
                                                                                                 -----------
            Finance - Structured - 1.0%
 4,200,000  FC CBO II, Ltd., Subordinated Debentures, Series 1A, Class C  11.05%    9/9/2010       3,445,260
 1,500,000  Namazu Re, Ltd., Floating Rate Notes............               6.581%   12/2/2004      1,465,860
 1,500,000  Prime Capital CalQuake & Eurowind, Ltd., Floating Rate Notes   9.981%   1/7/2004       1,474,980
 1,500,000  Prime Capital Hurricane, Ltd., Floating Rate Notes             8.981%   1/7/2004       1,492,290
 1,500,000  SR Wind, Ltd., Floating Rate Notes, Class A-1...               7.266%   5/18/2005      1,484,730
                                                                                                 -----------
                                                                                                   9,363,120
                                                                                                 -----------
            Food & Beverage - 3.1%
 8,250,000  Aurora Foods, Inc., Sr. Subordinated Notes, Series D           9.875%   2/15/2007      7,961,250
 3,100,000  Del Monte Corp., Sr. Subordinated Notes, Series B              9.25%    5/15/2011      3,255,000
 3,700,000  Michael Foods Acquisition Corp., Sr. Subordinated Notes,
              Series B......................................              11.75%    4/1/2011       4,014,500
 8,000,000  New World Pasta Co., Sr. Subordinated Notes.....               9.25%    2/15/2009      7,320,000
 3,000,000  Smithfield Foods, Inc., Sr. Notes...............               8.0%     10/15/2009     3,105,000
 5,000,000  Sun World International, First Mortgage Notes, Series B       11.25%    4/15/2004      4,725,000
                                                                                                 -----------
                                                                                                  30,380,750
                                                                                                 -----------
            Food & Beverage - Wholesale - 0.4%
 4,500,000  Nash Finch Co., Sr. Subordinated Notes, Series B               8.5%     5/1/2008       4,275,000
                                                                                                 -----------
            Health Care Management - 3.7%
 8,000,000  Concentra Operating Corp., Sr. Subordinated Notes             13.0%     8/15/2009      8,600,000
10,000,000  Extendicare Health Services, Inc., Sr. Subordinated Notes      9.35%    12/15/2007     9,450,000
 3,100,000  Magellan Health Services, Inc., Sr. Notes.......               9.375%   11/15/2007     3,162,000
 4,000,000  Magellan Health Services, Inc., Sr. Subordinated Notes         9.0%     2/15/2008      3,580,000
 5,650,000  Triad Hospitals, Inc., Sr. Notes................               8.75%    5/1/2009       5,918,375
 4,910,000  Vanguard Health Systems, Inc., Sr. Subordinated Notes          9.75%    8/1/2011       5,180,050
                                                                                                 -----------
                                                                                                  35,890,425
                                                                                                 -----------
            Health Care Services - 4.2%
$4,200,000  AdvancePCS, Sr. Notes...........................               8.5%     4/1/2008       4,389,000
 6,500,000  Fresnius Medical Capital Trust II, Unit Security               7.875%   2/1/2008       6,532,500
 3,000,000  HEALTHSOUTH Corp., Notes........................               8.375%   10/1/2011      3,105,000
 3,000,000  Insight Health Services Corp., Sr. Subordinated Notes          9.875%   11/1/2011      3,120,000
 7,000,000  MedPartners, Inc., Sr. Notes....................               7.375%   10/1/2006      7,035,000
 4,800,000  Omnicare, Inc., Sr. Notes, Series B.............               8.125%   3/15/2011      4,992,000
 3,100,000  Team Health, Inc., Notes, Series B..............              12.0%     3/15/2009      3,410,000
 5,100,000  United Surgical Partners, Sr. Subordinated Notes              10.0%     12/15/2011     5,049,000
 3,000,000  Vicar Operating, Inc., Sr. Subordinated Notes...               9.875%   12/1/2009      3,075,000
                                                                                                 -----------
                                                                                                  40,707,500
                                                                                                 -----------
            Homebuilding - 1.4%
 5,250,000  Beazer Homes USA, Inc., Sr. Notes...............               8.625%   5/15/2011      5,446,875
 5,000,000  Ryland (The) Group, Inc., Sr. Notes.............               9.75%    9/1/2010       5,400,000
 3,000,000  Schuler Homes, Inc., Notes......................               9.375%   7/15/2009      3,120,000
                                                                                                 -----------
                                                                                                  13,966,875
                                                                                                 -----------
            Insurance - 0.1%
 9,000,000  SIG Capital Trust I, Bond.......................               9.5%     8/15/2027        900,000 (c)
                                                                                                 -----------
            Lodging & Hotels - 1.2%
 2,850,000  CapStar Hotel Company, Convertible Subordinated Notes
              (Meristar Hospitality Corp.)..................               4.75%    10/15/2004     2,326,313
 3,600,000  Felcor Lodging, LP, Sr. Notes...................               8.5%     6/1/2011       3,474,000
 3,000,000  HMH Properties, Inc., Sr. Notes, Series B.......               7.875%   8/1/2008       2,782,500
 3,000,000  Host Marriott, LP, Sr. Notes....................               9.5%     1/15/2007      3,018,750
                                                                                                 -----------
                                                                                                  11,601,563
                                                                                                 -----------
            Machinery & Equipment - 2.5%
 7,300,000  AGCO Corp., Sr. Subordinated Notes..............               8.5%     3/15/2006      7,154,000
 6,000,000  Anthony Crane Rentals, LP, Sr. Discount Debentures,
              Series B......................................           Zero Coupon  8/1/2009         330,000
 3,700,000  Budget Group, Inc., Sr. Notes...................               9.125%   4/1/2006         906,500
 3,050,000  Motor Coach Industries International, Inc., Sr.
              Subordinated Notes............................              11.25%    5/1/2009       1,662,250
 5,000,000  Navistar International Corp., Sr. Notes, Series B              9.375%   6/1/2006       5,275,000
 2,400,000  Terex Corp., Sr. Subordinated Notes.............               9.25%    7/15/2011      2,412,000
 6,250,000  United Rentals, Inc., Sr. Notes, Series B.......              10.75%    4/15/2008      6,750,000
                                                                                                 -----------
                                                                                                  24,489,750
                                                                                                 -----------
            Metals & Mining - 0.4%
 3,000,000  Luscar Coal, Ltd., Sr. Notes....................               9.75%    10/15/2011     3,120,000
 4,000,000  Weirton Steel Corp., Sr. Notes..................              11.375%   7/1/2004         425,000 (c)
 6,000,000  Weirton Steel Corp., Sr. Notes..................              10.75%    6/1/2005         660,000 (b)
                                                                                                 -----------
                                                                                                   4,205,000
                                                                                                 -----------
            Oil & Gas - 3.4%
 3,800,000  Belden & Blake Corp., Sr. Subordinated Notes, Series B         9.875%   6/15/2007      3,154,000
 5,700,000  BRL Universal Equipment Corp., Secured Notes....               8.875%   2/15/2008      5,956,500
 2,700,000  El Paso Energy, LP, Sr. Subordinated Notes, Series B           8.5%     6/1/2011       2,740,500
 4,300,000  Hornbeck Leevac, Sr. Notes......................              10.625%   8/1/2008       4,386,000
 3,000,000  Nuevo Energy Co., Sr. Subordinated Notes, Series B             9.375%   10/1/2010      2,790,000
 5,500,000  Pioneer Natural Resources Co., Bonds............               7.2%     1/15/2028      4,891,222
 4,000,000  Pogo Producing Co.,Sr. Subordinated Notes, Series B            8.25%    4/15/2011      4,080,000
 5,000,000  WCG Note Trust/Note Corp., Sr. Notes............               8.25%    3/15/2004      4,850,335
                                                                                                 -----------
                                                                                                  32,848,557
                                                                                                 -----------
            Packaging & Containers - 3.3%
$3,196,875  BPC Holding Corp., Sr. Secured Notes, Series B..              12.5%     6/15/2006      2,829,234
 4,000,000  Crown Cork & Seal Finance plc., Notes (USD).....               6.75%    12/15/2003     2,220,000
 3,500,000  Crown Cork & Seal, Inc., Notes..................               8.375%   1/15/2005      1,697,500
 4,000,000  Fonda Group, Inc., Sr. Subordinated Notes, Series B            9.5%     3/1/2007       3,620,000
 4,200,000  Plastipak Holdings, Sr. Notes...................              10.75%    9/1/2011       4,431,000
 4,200,000  Pliant Corp., Sr. Subordinated Notes............              13.0%     6/1/2010       4,242,000
 8,000,000  Radnor Holdings Corp., Sr. Notes................              10.0%     12/1/2003      5,800,000
 7,450,000  Riverwood International Corp., Sr. Notes........              10.625%   8/1/2007       7,859,750
                                                                                                 -----------
                                                                                                  32,699,484
                                                                                                 -----------
            Paper & Forest Products - 1.3%
 3,600,000  Ainsworth Lumber Co. Ltd., Sr. Secured Notes,
              Payment-In-Kind...............................              12.5%     7/15/2007      3,582,000
 6,000,000  Corporacion Durango S.A. De C.V., Sr. Notes (USD)             13.125%   8/1/2006       5,655,000
 5,000,000  Doman Industries Ltd., Sr. Notes................               8.75%    3/15/2004        925,000
 1,800,000  Fibermark, Inc., Sr. Notes......................              10.75%    4/15/2011      1,629,000
 1,800,000  Indah Kiat Finance Mauritius, Guaranteed Sr. Notes (USD)      10.0%     7/1/2007         346,500 (c)
 3,600,000  Pindo Deli Finance Mauritius, Sr. Notes (USD)...              10.25%    10/1/2002        549,000 (c)
                                                                                                 -----------
                                                                                                  12,686,500
                                                                                                 -----------
            Publishing - 1.1%
 3,100,000  Advanstar Communications, Inc...................              12.0%     2/15/2011      2,216,500
 5,300,000  MDC Communications Corp., Sr. Subordinated Notes              10.5%     12/1/2006      3,895,500
 4,500,000  PRIMEDIA, Inc., Sr. Notes.......................              10.25%    6/1/2004       4,275,000
                                                                                                 -----------
                                                                                                  10,387,000
                                                                                                 -----------
            Restaurants - 0.6%
 5,650,000  Tricon Global Restaurants, Inc., Sr. Notes......               8.875%   4/15/2011      6,059,625
                                                                                                 -----------
            Retail - 1.3%
 3,450,000  Carter (William) Co., Sr. Subordinated Notes....              10.875%   8/15/2011      3,708,750
 3,600,000  K-Mart Corp., Notes.............................               9.875%   6/15/2008      2,989,422 (c)
 5,300,000  Office Depot, Inc., Sr. Subordinated Notes......              10.0%     7/15/2008      5,777,000
                                                                                                 -----------
                                                                                                  12,475,172
                                                                                                 -----------
            Retail - Food - 0.7%
 6,750,000  Stater Brothers Holdings, Sr. Notes.............              10.75%    8/15/2006      7,020,000
                                                                                                 -----------
            Services - 1.3%
 3,700,000  Integrated Electric Services, Inc., Sr. Subordinated Notes     9.375%   2/1/2009       3,293,000
 4,500,000  KinderCare Learning Centers, Inc., Sr. Subordinated Notes      9.5%     2/15/2009      4,320,000
 4,300,000  Stewart Enterprises, Inc., Sr. Subordinated Notes             10.75%    7/1/2008       4,708,500
                                                                                                 -----------
                                                                                                  12,321,500
                                                                                                 -----------
            Technology - Hardware - 1.9%
 5,000,000  Aavid Thermal Technologies, Inc., Sr. Subordinated Notes      12.75%    2/1/2007       2,525,000
 4,300,000  Amkor Technology, Inc., Sr. Notes...............               9.25%    2/15/2008      4,085,000
 2,843,750  ASAT Finance, LLC, Sr. Notes....................              12.5%     11/1/2006      1,947,969
 4,300,000  Dictaphone Corp., Sr. Subordinated Notes........              11.75%    8/1/2005         451,500 (c)
 3,300,000  Flextronics International, Ltd., Sr. Subordinated Notes        9.875%   7/1/2010       3,481,500
 6,100,000  Unisys Corp., Sr. Notes.........................               8.125%   6/1/2006       6,100,000
                                                                                                 -----------
                                                                                                  18,590,969
                                                                                                 -----------
            Telecommunications - Data/Internet - 0.4%
$6,000,000  Colo.com, Inc., Sr. Notes.......................              13.875%   3/15/2010        150,000 (c)
11,750,000  Cybernet Internet Services International, Sr. Notes           14.0%     7/1/2009       1,703,750
 9,850,000  FirstWorld Communications, Inc., Sr. Discount Notes        Zero Coupon  4/15/2008            985
 9,000,000  PSINet, Inc., Sr. Notes, Series B...............              10.0%     2/15/2005        720,000 (c)
 4,800,000  Rhythms NetConnections, Inc., Sr. Discount Notes,
              Series B......................................           Zero Coupon  5/15/2008        600,000 (c)
 7,800,000  Rhythms NetConnections, Inc., Sr. Notes.........              12.75%    4/15/2009      1,209,000 (c)
                                                                                                 -----------
                                                                                                   4,383,735
                                                                                                 -----------
            Telecommunications - Wireless - 10.5%
 2,500,000  Alamosa Delaware, Inc., Sr. Notes...............              12.5%     2/01/2011      2,562,500
 4,900,000  Alamosa PCS Holdings, Inc., Sr. Discount Notes..           Zero Coupon  2/15/2010      3,062,500
 9,000,000  American Mobile Satellite Corp., Sr. Notes, Series B          12.25%    4/1/2008       2,835,000 (c)
 3,000,000  American Tower Corp., Convertible Notes.........               5.0%     2/15/2010      1,803,750
 3,500,000  Centennial Cellular Operating Co., Sr. Subordinated Notes     10.75%    12/15/2008     2,957,500
 3,000,000  Crown Castle International Corp., Sr. Discount Notes       Zero Coupon  5/15/2011      1,875,000
 5,500,000  Crown Castle International Corp., Sr. Notes.....               9.375%   8/1/2011       5,073,750
 7,800,000  Horizon PCS, Inc., Sr. Notes Step 10/2005.......           Zero Coupon  10/1/2010      4,056,000
 6,000,000  Horizon PCS, Inc., Sr. Notes....................              13.75%    6/15/2011      6,000,000
 4,200,000  Iridium LLC/Capital Corp., Sr. Notes, Series A..              13.0%     7/15/2005        210,000 (c)
 4,850,000  Iridium LLC/Capital Corp., Sr. Notes, Series B..              14.0%     7/15/2005        242,500 (c)
 2,500,000  IWO Holdings, Inc...............................              14.0%     1/15/2011      2,587,500
 9,250,000  McCaw International, Ltd., Sr. Discount Notes...           Zero Coupon  4/15/2007        508,750 (b)
 2,500,000  Metrocall, Inc., Sr. Subordinated Notes.........               9.75%    11/1/2007         31,250 (c)
 6,200,000  Metrocall, Inc., Sr. Subordinated Notes.........              11.0%     9/15/2008         77,500 (c)
 6,000,000  Microcell Telecommunications, Inc., Sr. Discount Notes        14.0%     6/1/2006       5,145,000
12,000,000  Millicom International Cellular S.A., Sr. Discount
              Notes (USD)...................................              13.5%     6/1/2006       7,980,000
 8,000,000  Nextel Communications, Inc., Sr. Notes..........               9.5%     2/1/2011       6,260,000
 5,000,000  Nextel International, Inc., Sr. Notes...........              12.75%    8/1/2010         362,500 (c)
 6,700,000  Nextel Partners, Inc., Sr. Notes................              11.0%     3/15/2010      5,443,750
10,700,000  Orion Network Systems, Inc., Sr. Discount Notes
              Step 1/2002...................................           Zero Coupon  1/15/2007      5,243,000
 5,000,000  Orion Network Systems, Inc., Sr. Notes..........              11.25%    1/15/2007      2,575,000
 9,000,000  PageMart Nationwide, Inc., Sr. Discount Exchange Notes        15.0%     2/1/2005          67,500 (c)
 5,600,000  PTC International Finance B.V., Sr. Secured Notes (USD)    Zero Coupon  7/1/2007       5,026,000
14,000,000  SpectraSite Holdings, Inc., Sr. Discount Notes..           Zero Coupon  3/15/2010      3,290,000
 3,000,000  Telecorp PCS, Inc., Sr. Subordinated Notes......              10.625%   7/15/2010      3,495,000
 4,222,000  Telesystem International Wireless, Inc., Sr. Notes            14.0%     12/30/2003     3,187,610 (b)
 1,320,324  Teletrac, Inc., Notes...........................               9.0%     1/1/2004       1,062,861
 6,000,000  Tritel PCS, Inc., Sr. Subordinated Notes........           Zero Coupon  5/15/2009      5,130,000
 3,700,000  Tritel PCS, Inc., Sr. Subordinated Notes........              10.375%   1/15/2011      4,255,000
 6,000,000  UbiqueTel Operating Co., Sr. Subordinated Notes.           Zero Coupon  4/15/2010      3,240,000
10,000,000  US Unwired, Inc., Sr. Discount Notes, Series B..           Zero Coupon  11/1/2009      7,100,000
 4,900,000  USA Mobile Communications, Inc., Sr. Notes......              14.0%     11/1/2004        122,500 (c)
                                                                                                 -----------
                                                                                                 102,869,221
                                                                                                 -----------
            Telecommunications - Wireline - 4.1%
 9,000,000  Adelphia Business Solutions, Sr. Subordinated Notes           12.0%     11/1/2007        135,000
 1,200,000  Alestra S. de R.L. de C.V., Sr. Notes (USD).....              12.125%   5/15/2006        945,000
 3,000,000  Asia Global Crossing, Ltd., Sr. Notes...........              13.375%   10/15/2010     1,065,000
 3,000,000  Birch Telecom, Inc., Sr. Notes..................              14.0%     6/15/2008        735,000 (c)
 6,900,000  Completel Europe N.V., Sr. Discount Notes,
              Series B (USD)................................           Zero Coupon  2/15/2009        793,500
10,000,000  DTI Holdings, Inc., Sr. Discount Notes, Series B           Zero Coupon  3/1/2008         237,500 (c)
 3,000,000  FLAG, Ltd., Sr. Notes...........................               8.25%    1/30/2008      2,055,000
 3,000,000  Global Crossing Holdings, Ltd., Floating Rate
              Bank Debt, Term B.............................               4.881%   6/30/2006      1,020,000 (c)
$4,500,000  GST Equipment Funding, Inc., Sr. Secured Notes..              13.25%    5/1/2007       1,282,500 (c)
12,000,000  GT Group Telecom, Inc., Sr. Discount Notes......           Zero Coupon  2/1/2010       1,620,000
 1,300,000  IMPSAT Fiber Networks, Inc., Sr. Notes..........              13.75%    2/15/2005         42,250 (c)
11,125,000  IntelCom Group (U.S.A.), Inc., Sr. Discount Notes          Zero Coupon  5/1/2006         778,750 (c)
 8,600,000  Intermedia Communications, Inc., Sr. Discount
              Notes, Series B...............................           Zero Coupon  3/1/2009       7,707,750
 6,000,000  KMC Telecommunications Holdings, Inc., Sr. Notes              13.5%     5/15/2009        450,000
12,000,000  Logix Communications Enterprises, Inc., Sr. Notes             12.25%    6/15/2008      4,380,000 (c)
 5,000,000  Madison River Capital, Sr. Notes................              13.25%    3/1/2010       3,625,000
 4,000,000  McLeodUSA, Inc., Sr. Notes......................              11.375%   1/1/2009         920,000 (c)
 4,000,000  McLeodUSA, Inc., Sr. Notes......................              11.5%     5/1/2009         900,000 (c)
 6,250,000  Metromedia Fiber Network, Inc., Sr. Notes.......              10.0%     12/15/2009     1,843,750
 5,000,000  Netia Holdings B.V., Sr. Discount Notes, Series B (USD)       11.25%    11/1/2007        825,000 (b)
 9,900,000  NEXTLINK Communications, Inc., Sr. Notes........               9.625%   10/1/2007      1,237,500 (b)
 4,000,000  NEXTLINK Communications, LLC, Sr. Notes.........              12.5%     4/15/2006        500,000 (b)
11,000,000  Northeast Optic Network, Inc., Sr. Notes........              12.75%    8/15/2008      2,255,000 (b)
17,000,000  Pathnet, Inc., Sr. Notes........................              12.25%    4/15/2008        425,000 (c)
 6,000,000  PF.Net Communications, Inc., Sr. Notes..........              13.75%    5/15/2010      1,230,000
 7,850,000  Williams Communications Group, Inc., Sr. Notes..              11.7%     8/1/2008       3,257,750
                                                                                                 -----------
                                                                                                  40,266,250
                                                                                                 -----------
            Textiles & Apparel - 1.1%
 3,000,000  Dan River, Inc., Sr. Subordinated Notes.........              10.125%   12/15/2003     1,222,500
 6,850,000  Levi Strauss & Co., Sr. Notes...................              11.625%   1/15/2008      6,096,500
 3,600,000  Perry Ellis International, Inc., Sr. Subordinated
              Notes, Series B...............................              12.25%    4/1/2006       3,636,000
                                                                                                 -----------
                                                                                                  10,955,000
                                                                                                 -----------
            Transportation - 0.8%
 4,075,000  Allied Holdings, Inc., Sr. Notes, Series B......               8.625%   10/1/2007      1,854,125
 7,500,000  Windsor Petroleum Transport Corp., Notes........               7.84%    1/15/2021      5,998,200 (d)
                                                                                                 -----------
                                                                                                   7,852,325
                                                                                                 -----------
            Utilities - 7.1%
 6,000,000  AES Corp., Sr. Notes............................               8.875%   2/15/2011      5,310,000
   600,000  Calpine Corp., Convertible Bonds................               4.0%     12/26/2006       696,750
11,000,000  Calpine Corp., Sr. Notes........................               8.5%     2/15/2011     10,024,872
 3,000,000  CMS EnergyCorp./Atlantic Methanol Capital Co., Sr.
              Secured Notes, Series A-1.....................              10.875%   12/15/2004     3,105,000
11,000,000  Edison Mission Energy, Sr. Notes................               9.875%   4/15/2011     11,341,847
 3,550,000  Midland Cogen Venture Fund II, Secured Lease
              Obligation Bonds, Series A....................              11.75%    7/23/2005      3,875,276
 4,450,000  Midland Cogen Venture Fund II, Subordinated Secured
              Lease Obligation Bonds........................              13.25%    7/23/2006      5,128,678
 3,000,000  Mirant Corp., Fixed Rate Collateral Trust Certificates,
              Series 2001-14................................               7.2%     6/15/2004      2,467,080
 4,500,000  Niagara Mohawk Power Corp., Sr. Discount Notes, Series H   Zero Coupon  7/1/2010       4,243,329
 8,000,000  Orion Power Holdings, Inc., Sr. Notes...........              12.0%     5/1/2010       9,640,000
 5,200,000  PSEG Energy Holdings, Inc., Sr. Notes...........               8.625%   2/15/2008      5,291,317
 7,200,000  TNP Enterprises, Inc., Sr. Subordinated Notes, Series B       10.25%    4/1/2010       7,812,000
                                                                                                 -----------
                                                                                                  68,936,149
                                                                                                 -----------
               Total Corporate Bonds (cost $1,132,414,326).........................              849,355,935
                                                                                                 -----------

   Shares                                                                                          Value
   ------                                                                                          -----
            PREFERRED STOCKS - 10.0% (a)
            Convertible - 0.4%
    60,000  Calpine Capital Trust III, Convertible Preferred Stock.................             $  1,950,000
    60,000  Solectron Corp., Convertible Preferred Stock...........................                1,719,000 (b)
                                                                                                 -----------
                                                                                                   3,669,000
                                                                                                 -----------
            Non-Convertible - 9.6%
   108,838  Avecia Group plc, Payment-In-Kind Preferred Stock (USD)................                2,584,903
     4,106  Broadwing Communications, Preferred Stock, Series B....................                2,679,165
   105,000  Chevy Chase Capital Corp., Noncumulative Exchangeable Preferred Stock, Series A        5,840,100
    65,407  Communications & Power Industries, Inc., Preferred Stock, Series B.....                1,651,527
     3,459  Crown Castle International Corp., Payment-In-Kind Preferred Stock......                1,911,098
    39,488  CSC Holdings, Inc., Payment-In-Kind Preferred Stock....................                4,175,856
    74,751  CSC Holdings, Inc., Payment-In-Kind Preferred Stock....................                7,979,669
     7,651  Cumulus Media, Inc., Payment-In-Kind Preferred Stock, Series A.........                7,746,638
     4,087  Dobson Communications Corp., 12.25% Payment-In-Kind Preferred Stock....                3,749,823
    10,777  Dobson Communications Corp., 13.0% Payment-In-Kind Preferred Stock.....               10,803,943
    11,701  Granite Broadcasting Corp., Payment-in-Kind Preferred Stock............                4,183,108
    11,045  Intermedia Communications, Inc., Payment-In-Kind Preferred Stock.......               11,514,413
     1,800  J Crew Group, Preferred Stock..........................................                1,494,000 (d)
     9,294  Nextel Communications, Inc., Payment-In-Kind Preferred Stock, Series E.                4,670,235
     8,598  Paxson Communications Corp., Payment-In-Kind Preferred Stock...........                8,189,595
    68,000  PRIMEDIA, Inc., Exchangeable Preferred Stock, Series H.................                3,145,000
    46,000  PRIMEDIA, Inc., Preferred Stock, Series D..............................                2,127,500
    33,000  PRIMEDIA, Inc., Preferred Stock, Series F..............................                1,526,250
   147,500  River Bank Asset, Inc., Preferred Stock, Series A......................                2,986,875 (b)
     5,000  Sovereign REIT, Non-Cumulative Preferred Stock, Series A...............                4,962,500
                                                                                                 -----------
                                                                                                  93,922,198
                                                                                                 -----------
               Total Preferred Stocks (cost $114,870,153)..........................               97,591,198
                                                                                                 -----------
            COMMON STOCKS & STOCK WARRANTS - 1.5% (a,b)
     5,000  Aavid Thermal Technologies, Inc., Stock Warrants.......................                   52,500
     6,000  Airgate PCS, Inc., Stock Warrants......................................                  588,750
     4,600  ASAT Finance, LLC, Stock Warrants......................................                    9,200
     3,000  Birch Telecom, Inc., Stock Warrants....................................                       30
     6,500  Cable Satisfaction International, Inc., Stock Warrants.................                       65
     2,310  Communications & Power Industries, Inc., Common Stock..................                      312 (d)
   182,244  Covad Communications Group, Inc., Common Stock.........................                  521,218
    11,000  Cybernet Internet Services International, Stock Warrants...............                    2,750 (d)
    47,700  DIVA Systems Corp., Stock Warrants.....................................                      477
    49,230  EchoStar Communications Corp., Class A Common Stock....................                1,352,348
    12,000  GT Group Telecom, Inc., Stock Warrants.................................                   66,000
     6,250  Horizon PCS, Inc., Stock Warrants......................................                  250,781
   252,644  ICO Global Communications Holdings, Ltd., Common Stock.................                  530,552
   310,188  Imperial Sugar Co., Common Stock.......................................                2,403,957
     4,700  iPCS, Inc., Stock Warrants.............................................                  118,088
     2,500  IWO Holdings, Inc., Stock Warrants.....................................                  150,313
    25,500  Jazztel plc, Stock Warrants (USD)......................................                  481,313
     5,485  Josten's, Inc., Stock Warrants.........................................                  111,071
    80,000  Magellan Health Services, Inc., Common Stock...........................                  508,000
     7,500  Motient Corp., Stock Warrants..........................................                    1,050
    75,000  Nextel Communications, Inc., Class A...................................                  822,000
     3,100  ONO Finance, plc, Stock Warrants (USD).................................                   32,550
     4,200  ONO Finance, plc., Cash Rights (USD)...................................                   23,100
     6,000  PF.Net Communications, Inc., Stock Warrants............................                       60
     6,000  Pliant Corp., Stock Warrants...........................................                   10,500
    23,840  Protection One Alarm Monitoring, Stock Warrants........................                    3,218
    58,037  Telus Corp., Common Stock..............................................                  838,635
     6,300  Ubiquitel Operating Co., Stock Warrants................................                  315,788
     4,150  Vernado Holdings, Inc., Stock Warrants.................................                   16,600
    36,654  Wherehouse Entertainment, Inc., Stock Warrants, Class A................                  279,487
     6,363  Wherehouse Entertainment, Inc., Stock Warrants, Class B................                   24,657
     6,363  Wherehouse Entertainment, Inc., Stock Warrants, Class C................                   10,340
 1,039,922  Wilshire Financial Services Group, Inc., Common Stock..................                2,131,840
     4,300  Winsloew Furniture, Inc., Stock Warrants...............................                    3,225
   151,421  WorldCom, Inc., Common Stock...........................................                2,132,008
     5,000  XM Satellite Radio, Inc., Stock Warrants...............................                  152,500
    80,000  ZSC Specialty Chemicals plc, Stock Warrants (USD)......................                  130,000
    80,000  ZSC Specialty Chemicals plc, Stock Warrants (USD)......................                   50,000
   614,022  @Track Communications, Inc., Common Stock..............................                  921,033
     4,000  @Track Communications, Inc., Stock Warrants............................                    6,100 (d)
                                                                                                 -----------
               Total Common Stocks (cost $31,938,761)..............................               15,052,416
                                                                                                 -----------

  Principal                                                                         Maturity
   Amount                                                                 Rate        Date
  -------                                                                 ----        ----

            SHORT-TERM SECURITIES - 1.6% (a)
            Commerical Paper
$15,800,000 Citigroup, Inc. (at amortized cost).............               1.77%    1/2/2002      15,799,223
                                                                                                ------------
               Total Investments (cost $1,295,022,463).............................             $977,798,772 (f)
                                                                                                ------------
                                                                                                ------------

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the High Yield
    Portfolio.
(b) Currently non-income producing.
(c) Currently non-income producing and in default.
(d) Denotes restricted securities. These securities have been valued from the date of acquisition through December 31, 2001, by obtaining quotations from brokers who are active with the issues.
    The following table indicates the acquisition date and cost of  restricted securities the Fund owned as of December 31, 2001.
                                                                          Acquisition
                              Security                                        Date            Cost
        ----------------------------------------------------              -----------       ---------
        Altiva Financial Corp., Subordinated Notes..........                 11/16/96       $8,832,675
        Communications & Power Industries, Inc., Common Stock                 8/2/95           211,287
        Cybernet Internet Services International, Stock Warrants              7/1/99         1,452,182
        J Crew Group, Preferred Stock.......................                 10/23/97        1,827,000
        Windsor Petroleum Transport Corp., Notes............                  4/15/98        6,248,187
        @Track Communications, Inc., Stock Warrants.........                  9/18/97            4,551

(e) At December 31, 2001, cash of $120,000 was pledged as the initial margin deposit on the following financial futures contracts:

                             Number of                            Market      Principal    Unrealized
           Type              Contracts   Expiration   Position     Value        Amount        Gain
           ----              ---------   ----------   --------     -----        ------        ----
   U.S. Treasury Bond Futures
     (30 Year)                   60       March 2002    Short     $6,091,875    $6,184,218    $92,343

(f) At December 31, 2001, the aggregate cost of securities for federal tax purposes was $1,305,092,721 and the net unrealized depreciation of investments based on that cost was $327,293,949 which is comprised of $44,482,818 aggregate gross unrealized appreciation and $371,776,767 aggregate gross unrealized depreciation.
(g) Miscellaneous Footnotes:
    (USD) - Denominated in U.S. Dollars

                          See accompanying notes to portfolio of investments.
               The accompanying notes are an integral part of the financial statements.

                                         LB Series Fund, Inc.
                                           Income Portfolio
                                       Portfolio of Investments
                                           December 31, 2001

  Principal                                                                        Maturity
   Amount                                                                 Rate       Date         Value
  -------                                                                 ----       ----         -----
            CORPORATE BONDS - 44.0% (a)
            Aerospace & Defense - 1.6%
$6,000,000  Northrop Grumman Corp., Debentures..............               7.125%   2/15/2011   $  6,274,308
 9,000,000  Raytheon Co., Debentures........................               6.0%1    2/15/2010      8,688,348
 6,707,376  Systems 2001 Asset Trust, LLC, Equipment Trust Pass
              Through Certificates, Series 2001-G...........               6.664%   9/15/2013      6,919,258
                                                                                                 -----------
                                                                                                  21,881,914
                                                                                                 -----------
            Airlines - 1.6%
 6,500,000  American Airlines, Inc., Pass Through Certificates,
              Series 1999-1-A2, Class B.....................               7.324%   10/15/2009     6,029,349
 2,500,000  American Airlines, Inc., Pass Through Trust Certificates,
              Series 2001-2-A2..............................               7.858%   10/1/2011      2,540,388
 8,647,329  Continental Airlines, Inc., Series 2000-1-A1 Pass
              Through Certificates..........................               8.048%   11/1/2020      7,868,680
 6,500,000  Southwest Airlines Co., Pass Through Certificates,
              Series A-2....................................               5.496%   11/1/2006      6,404,226
                                                                                                 -----------
                                                                                                  22,842,643
                                                                                                 -----------
            Automotive - 1.1%
 2,000,000  General Motors Acceptance Corp., Notes..........               6.125%   9/15/2006      1,981,488
 6,000,000  General Motors Acceptance Corp., Notes..........               6.875%   9/15/2011      5,887,590
 3,000,000  Goodyear Tire & Rubber Co., Notes...............               7.857%   8/15/2011      2,792,292
 5,000,000  Hertz Corp., Notes..............................               7.4%     3/1/2011       4,833,950
                                                                                                 -----------
                                                                                                  15,495,320
                                                                                                 -----------
            Banks - 5.4%
 7,150,000  Abbey National Capital Trust I Preferred Securities            8.963%   12/29/2049     8,102,616
 9,000,000  Bank One Corp., Notes...........................               6.0%     8/1/2008       9,040,833
 5,000,000  BNP Paribas Capital Trust, Subordinated Notes (USD)            9.003%   12/29/2049     5,639,645
10,500,000  Capital One Bank, Notes.........................               6.5%     7/30/2004     10,581,890 (g)
 5,000,000  GS Escrow Corp., Sr. Notes......................               7.125%   8/1/2005       5,019,445
 6,000,000  Marshall & Ilsley Bank, Notes...................               6.375%   9/1/2011       5,983,590
 9,000,000  PNC Funding Corp., Sr. Notes....................               5.75%    8/1/2006       9,138,924
 8,000,000  Royal Bank of Scotland Group, Bonds (USD).......               7.648%   8/31/2049      8,099,040
 9,000,000  Washington Mutual Bank FA, Notes................               6.875%   6/15/2011      9,251,190
 6,000,000  Wells Fargo Capital, Capital Trust Preferred Securities        7.73%    12/1/2026      5,855,838
                                                                                                 -----------
                                                                                                  76,713,011
                                                                                                 -----------
            Broadcasting & Media - 2.9%
 2,000,000  Adelphia Communications Corp., Convertible Notes               6.0%     2/15/2006      1,747,500
 6,000,000  AOL Time Warner, Inc., Notes....................               6.75%    4/15/2011      6,159,036
 4,000,000  Charter Communications Holdings Capital Corp., Sr. Notes       9.625%   11/15/2009     4,070,000
 7,500,000  Cox Communications, Inc., Notes.................               7.75%    11/1/2010      8,021,543
 6,000,000  CSC Holdings, Inc., Sr. Notes, Series B.........               7.625%   4/1/2011       6,018,126 (g)
 3,000,000  EchoStar DBS Corp., Sr. Notes...................               9.125%   1/15/2009      3,022,500
   500,000  Sinclair Broadcasting Group, Inc., Sr. Subordinated Notes      8.75%    12/15/2011       502,500
10,000,000  Time Warner Entertainment Co., LP, Sr. Notes....               8.375%   7/15/2033     11,370,530
                                                                                                 -----------
                                                                                                  40,911,735
                                                                                                 -----------
            Chemicals - 0.2%
$2,000,000  Airgas, Inc., Sr. Subordinated Notes............               9.125%   10/1/2011      2,120,000
                                                                                                 -----------
            Conglomerates - 1.1%
15,000,000  Tyco International Group S.A., Floating Rate Notes (USD)       2.73%    7/30/2003     15,000,000 (g)
                                                                                                 -----------
            Environmental - 1.3%
 5,150,000  Allied Waste, North America, Sr. Subordinated Notes,
              Series B......................................              10.0%     8/1/2009       5,330,250
 4,400,000  USA Waste Services, Inc., Sr. Notes.............               7.0%     10/1/2004      4,565,757
 9,000,000  Waste Management, Inc, Sr. Notes................               6.5%     11/15/2008     8,899,686
                                                                                                 -----------
                                                                                                  18,795,693
                                                                                                 -----------
            Finance - Automotive - 1.1%
15,000,000  Ford Motor Credit Co., Floating Medium Term Notes              2.75%    1/26/2004     15,000,000
                                                                                                 -----------
            Finance - Commercial - 0.8%
11,988,249  GGP Mall Properties Trust, Trust Certificates,
              Series 2001-C1A-A2............................               5.007%   11/15/2011    11,508,719
                                                                                                 -----------
            Finance - Consumer - 0.6%
 9,000,000  Countrywide Home Loans, Inc., Notes.............               5.5%     8/1/2006       8,990,325
                                                                                                 -----------
            Finance - Other - 1.1%
10,000,000  Citibank Credit Card Issuance Trust, Trust Certificates,
              Series 2001-A8-A8.............................               4.1%     12/7/2006      9,931,351
 6,000,000  EOP Operating, LP, Notes........................               7.0%     7/15/2011      6,051,294
                                                                                                 -----------
                                                                                                  15,982,645
                                                                                                 -----------
            Food & Beverage - 0.5%
 6,000,000  Kellogg Co., Debentures, Series B...............               7.45%    4/1/2031       6,460,632
                                                                                                 -----------
            Health Care - Medical Products & Supplies - 0.2%
 3,000,000  Fisher Scientific International, Inc., Sr. Subordinated Notes  9.0%     2/1/2008       3,090,000
                                                                                                 -----------
            Health Care Management - 1.8%
 7,000,000  Anthem Insurance Companies, Inc., Notes.........               9.125%   4/1/2010       7,533,295
 2,000,000  Extendicare Health Services, Inc., Sr. Subordinate Notes       9.35%    12/15/2007     1,890,000
 2,000,000  Magellan Health Services, Inc., Sr. Notes.......               9.375%   11/15/2007     2,040,000
 3,000,000  Manor Care, Inc., Sr. Notes.....................               8.0%     3/1/2008       3,120,000
 5,000,000  Tenet Healthcare Corp., Notes...................               5.375%   11/15/2006     4,895,720
 6,000,000  Tenet Healthcare Corp., Notes...................               6.375%   12/1/2011      5,813,346
                                                                                                 -----------
                                                                                                  25,292,361
                                                                                                 -----------
            Health Care Services - 0.2%
 2,000,000  AdvancePCS, Sr. Notes...........................               8.5%     4/1/2008       2,090,000
                                                                                                 -----------
            Insurance - 4.0%
12,000,000  Allstate Financial Global Funding, Notes........               7.125%   9/26/2005     12,838,884 (g)
 1,250,000  American International Group, Inc., Convertible Notes          0.5%     5/15/2007      1,235,938
11,000,000  Equitable Life Assurance Society of the United States,
              Surplus Notes.................................               6.95%    12/1/2005     11,600,633
 9,000,000  Hancock (John) Global Funding II, Notes.........               6.5%     3/1/2011       9,204,426 (g)
 7,000,000  ING Capital Funding Trust III, Trust Preferred
              Securities (USD)..............................               8.439%   12/31/2049     7,652,855
 4,500,000  John Hancock Financial Services, Inc., Notes....               5.625%   12/1/2008      4,443,390
 2,500,000  Lincoln National Corp., Notes...................               6.2%     12/15/2011     2,443,030
$2,000,000  MetLife, Inc., Notes............................               5.25%    12/1/2006      1,998,768
 2,500,000  MetLife, Inc., Notes............................               6.125%   12/1/2011      2,482,310
 2,000,000  Nationwide Mutual Insurance Co., Notes..........               8.25%    12/1/2031      2,001,198
                                                                                                 -----------
                                                                                                  55,901,432
                                                                                                 -----------
            Machinery & Equipment - 0.7%
 5,500,000  Johnson Controls, Inc., Bonds...................               5.0%     11/15/2006     5,359,398
 3,900,000  United Rentals, Inc., Sr. Notes, Series B.......              10.75%    4/15/2008      4,212,000
                                                                                                 -----------
                                                                                                   9,571,398
                                                                                                 -----------
            Metals & Mining - 0.4%
 6,000,000  Alcoa, Inc., Bonds..............................               6.0%     1/15/2012      5,967,588 (g)
                                                                                                 -----------
            Oil & Gas - 3.8%
 7,000,000  Amerada Hess Corp., Bonds.......................               7.875%   10/1/2029      7,549,423
 6,675,000  Anadarko Petroleum Corp., Notes.................               6.5%     5/15/2005      7,002,582
 2,500,000  Consolidated Natural Gas Co.....................               6.25%    11/1/2011      2,451,105
 4,000,000  Dynegy Holdings, Inc., Sr. Notes................               6.875%   4/1/2011       3,403,648
 6,000,000  Dynegy, Inc., Notes.............................               8.125%   3/15/2005      5,409,948 (g)
 5,000,000  El Paso Corp., Medium Term Notes................               7.8%     8/1/2031       5,060,435
 4,000,000  Global Marine, Inc., Sr. Notes..................               7.125%   9/1/2007       4,165,568
 2,406,250  Pemex Finance, Ltd., Notes......................               8.45%    2/15/2007      2,527,633
 3,500,000  Pemex Finance, Ltd., Notes, Series 1999-2-A5....               9.14%    8/15/2004      3,654,508
 5,150,000  Triton Energy Ltd., Sr. Notes...................               8.875%   10/1/2007      5,742,250
 6,500,000  Williams Companies, Inc., Notes.................               7.875%   9/1/2021       6,617,696
                                                                                                 -----------
                                                                                                  53,584,796
                                                                                                 -----------
            Paper & Forest Products - 0.6%
 8,465,000  Georgia-Pacific Corp., Debentures...............               9.5%     12/1/2011      9,070,857 (g)
                                                                                                 -----------
            Restaurants - 0.1%
 1,500,000  Tricon Global Restaurants, Inc., Sr. Notes......               8.875%   4/15/2011      1,608,750
                                                                                                 -----------
            Services - 0.9%
 8,500,000  ARAMARK Services, Inc., Notes...................               7.0%     7/15/2006      8,272,523
 5,000,000  Cendant Corp., Notes............................               6.875%   8/15/2006      4,834,355
                                                                                                 -----------
                                                                                                  13,106,878
                                                                                                 -----------
            Technology - Hardware - 0.4%
 6,000,000  Hewlett-Packard Co., Notes......................               5.75%    12/15/2006     5,945,940
                                                                                                 -----------
            Technology - Services - 0.6%
 3,000,000  First Data Corp., Notes.........................               4.7%     11/1/2006      2,934,969
 6,000,000  First Data Corp., Sr. Notes.....................               5.625%   11/1/2011      5,745,024 (g)
                                                                                                 -----------
                                                                                                   8,679,993
                                                                                                 -----------
            Technology - Software - 0.1%
 2,100,000  Analog Devices, Inc., Convertible Notes.........               4.75%    10/1/2005      1,997,625
                                                                                                 -----------
            Telecommunications - Wireless - 1.0%
 3,000,000  American Cellular Corp., Bonds..................               9.5%     10/15/2009     2,925,000
 3,000,000  Nextel Communications, Inc., Sr. Notes..........               9.5%     2/1/2011       2,347,500
 9,000,000  Verizon Wireless, Inc., Notes, Series A.........               5.65%    11/15/2011     8,644,347
                                                                                                 -----------
                                                                                                  13,916,847
            Telecommunications - Wireline - 0.7%
$4,500,000  Global Crossing Holdings, Ltd., Sr. Notes.......               8.7%     8/1/2007         427,500 (b)
 6,000,000  Worldcom, Inc. (Worldcom Group), Notes..........               7.5%     5/15/2011      6,182,394
 3,500,000  Worldcom, Inc. (Worldcom Group), Notes..........               6.5%     5/15/2004      3,598,189
                                                                                                 -----------
                                                                                                  10,208,083
                                                                                                 -----------
            Transportation - 2.5%
 4,000,000  Canadian Pacific Railway, Bonds.................               6.25%    10/15/2011     3,950,116
 8,000,000  Canadian Pacific Railway, Bonds.................               7.125%   10/15/2031     8,141,424
 5,500,000  CNF Transportation, Inc., Notes.................               8.875%   5/1/2010       5,568,332 (g)
 4,676,703  Federal Express Corp., Pass Through Certifications             6.845%   1/15/2019      4,460,102
 4,756,215  Federal Express Corp., Series 1998-1-A, Class B.               6.72%    1/15/2022      4,637,571
 5,000,000  Norfolk Southern Corp., Sr. Notes...............               6.75%    2/15/2011      5,079,690
 3,400,000  Teekay Shipping Corp., First Preferred Ship Mortgage Notes     8.32%    2/1/2008       3,519,000
                                                                                                 -----------
                                                                                                  35,356,235
                                                                                                 -----------
            Utilities - 6.7%
12,000,000  CalEnergy Company, Inc., Sr. Notes..............               7.63%    10/15/2007    12,497,568 (g)
 8,500,000  Calpine Corp., Sr. Notes........................               8.5%     2/15/2011      7,746,492
 7,500,000  Cleveland Electric Illumination Co., Sr. Notes, Series D       7.88%    11/1/2017      7,919,715
 4,350,000  CMS Energy Corp., Notes.........................               8.5%     4/15/2011      4,354,015
 3,000,000  FirstEnergy Corp., Notes........................               6.45%    11/15/2011     2,932,236
 6,000,000  FirstEnergy Corp., Notes........................               5.5%     11/15/2006     5,909,682
 6,000,000  Indiana Michigan Power Co., Sr. Notes, Series C.               6.125%   12/15/2006     5,978,862
11,000,000  Mirant Americas Energy Marketing, Collateral Trust
               Certificates, Series TIERS-MIR-2001-14.......               7.2%     6/15/2004      9,045,960
 3,000,000  NRG Energy, Inc., Notes.........................               6.75%    7/15/2006      2,864,361
 6,000,000  NRG Energy, Inc., Sr. Notes.....................               8.625%   4/01/2031      5,567,340
 7,000,000  Powergen US Funding, LLC, Notes.................               4.50%    10/15/2004     6,930,644
 6,000,000  PSEG Energy Holdings, Sr. Notes.................               8.625%   2/15/2008      6,105,366
 5,913,705  Reliant Energy Mid Atlantic, Pass Through
              Certificates, Series B........................               9.237%   7/2/2017       6,416,341
10,500,000  TXU Corp., Notes................................               6.375%   6/15/2006     10,586,048
                                                                                                 -----------
                                                                                                  94,854,630
                                                                                                 -----------
               Total Corporate Bonds (cost $625,579,134)...........................              621,946,050
                                                                                                 -----------
            ASSET-BACKED SECURITIES - 5.0% (a)
13,000,000  Chase Credit Card Owner Trust, Series 2001-4-A..               5.5%     11/17/2008    13,246,043
14,000,000  Chase Manhattan Auto Owner Trust, Series 2001-A-A4             5.07%    2/15/2008     14,236,422
 6,000,000  Com-Ed Transitional Funding Trust, Series 1998-1-A6            5.63%    6/25/2009      6,129,594
10,000,000  Discover Card Master Trust I, Series 1996-3A....               6.05%    8/18/2008     10,376,900
 5,000,000  Discover Card Master Trust I, Series 1998-7A....               5.6%     5/15/2006      5,184,187
10,500,000  MMCA Auto Owner Trust, Series 2001-1-A4.........               5.34%    12/15/2005    10,789,087
10,000,000  PSE&G Transition Funding, LLC, Series 2001-1-A2.               5.74%    3/15/2007     10,399,135 (g)
                                                                                                 -----------
               Total Asset-Backed Securities (cost $68,446,534)....................               70,361,368
                                                                                                 -----------
            FOREIGN GOVERNMENT BONDS - 1.5% (a,c)
 9,000,000  Chile (Republic of), Notes......................               7.125%   1/11/2012      9,183,645
 5,000,000  Quebec, Canada, Debentures......................               7.5%     9/15/2029      5,594,465
 5,000,000  United Mexican States, Notes....................               9.875%   2/1/2010       5,600,000
                                                                                                 -----------
               Total Foreign Government Bonds (cost $20,227,363)...................               20,378,110
                                                                                                 -----------
            MORTGAGE-BACKED SECURITIES - 14.9% (a)
$48,000,000 Federal Home Loan Mortgage Corp., Participation Certificates   6.0%     1/1/2032      46,980,000 (d)
57,000,000  Federal National Mortgage Association, Participation
              Certificates..................................               6.5%     1/15/2032     57,017,784 (d)
59,000,000  Federal National Mortgage Association, Participation
              Certificates..................................               7.0%     1/1/2017      61,065,000 (d)
35,000,000  Government National Mortgage Association, Modified
              Pass Through Certificates.....................               7.0%     1/15/2032     35,754,670 (d)
 9,000,000  Lehman Brothers/UBS Commercial Mortgage Trust,
              Trust Certificates, Series 2001-C7-A3.........               5.642%   12/15/2025     8,982,081
                                                                                                 -----------
               Total Mortgage-Backed Securities (cost $209,859,410)................              209,799,535
                                                                                                 -----------
            U.S. GOVERNMENT - 14.4% (a)
45,000,000  U.S. Treasury Bonds.............................               6.125%   8/15/2029     47,773,845 (e,g)
32,431,800  U.S. Treasury Bonds.............................               3.875%   4/15/2029     34,585,499 (e,g)
10,211,100  U.S. Treasury Inflation-Indexed Notes...........               3.5%     1/15/2011     10,179,201 (g)
18,500,000  U.S. Treasury Notes.............................               5.75%    11/15/2005    19,550,023
 6,500,000  U.S. Treasury Notes.............................               5.25%    5/15/2004      6,779,299
76,000,000  U.S. Treasury Notes.............................               5.0%     2/15/2011     75,792,216 (g)
18,000,000  U.S. Treasury STRIPS............................           Zero Coupon  11/15/2015     7,969,860
                                                                                                 -----------
               Total U.S. Government (cost $208,582,233)...........................              202,629,943

   Shares                                                                                          Value
   ------                                                                                          -----                                                                                                 -----------
            PREFERRED STOCKS - 0.7% (a)
    96,500  Calenergy Capital Trust III, 6.5% Convertible Preferred Stock..........                3,763,500
    60,000  Equity Securities Trust, Convertible Preferred Stock (Cablevision Systems Corp.)       2,670,000 (f)
    24,000  MetLife Capital Trust I, Convertible Preferred Stock...................                2,380,800
    30,000  Primedia, Inc., Convertible Preferred Stock............................                1,387,500
                                                                                                 -----------
               Total Preferred Stocks (cost $10,931,897)...........................               10,201,800
                                                                                                 -----------

  Principal                                                                        Maturity
   Amount                                                                 Rate       Date         Value
  -------                                                                 ----       ----         -----
            SHORT-TERM SECURITIES - 19.5% (a)
            Commercial Paper - 17.4%
$20,000,000 Assets Securitization Corp......................               1.8%     1/14/2002     19,987,000
 7,200,000  BP America, Inc.................................               1.75%    1/2/2002       7,199,650
19,210,000  Citigroup, Inc..................................               1.77%    1/2/2002      19,209,056
20,000,000  CXC, Inc........................................               1.9%     1/3/2002      19,997,889
20,000,000  Edison Asset Securitization.....................               1.76%    1/24/2002     19,977,511
10,000,000  Edison Asset Securitization.....................               1.84%    1/2/2002       9,999,489
 5,000,000  Edison Asset Securitization.....................               1.94%    1/8/2002       4,998,114
10,000,000  Emerson Electric Co.............................               1.84%    1/18/2002      9,991,311
 8,000,000  Florens Container, Inc..........................               1.8%     1/18/2002      7,993,200
 1,120,000  Govco, Inc......................................               1.75%    1/2/2002       1,119,946
10,000,000  Kitty Hawk Funding Corp.........................               1.9%     1/17/2002      9,991,556
10,000,000  Kitty Hawk Funding Corp.........................               1.89%    1/22/2002      9,988,975
15,000,000  McDonalds Corp..................................               1.8%     1/4/2002      14,997,750
15,000,000  Merck & Co., Inc................................               1.75%    1/11/2002     14,992,708
 4,000,000  Nestle Capital Corp.............................               1.75%    1/31/2002      3,994,167
10,000,000  Park Avenue Receivables Corp....................               1.95%    1/25/2002      9,987,000
 3,142,000  Pitney Bowes, Inc...............................               2.02%    1/11/2002      3,140,237
14,790,000  Preferred Receivables Funding...................               1.8%     1/3/2002      14,788,521
 2,900,000  Preferred Receivables Funding...................               1.87%    1/10/2002      2,898,644
 4,780,000  River Fuel Trust................................               1.95%    1/9/2002       4,777,929
10,000,000  SBC Communications, Inc.........................               1.85%    1/10/2002      9,995,375
$10,000,000 Starfish Global Funding, LLC....................               1.92%    2/5/2002       9,981,333
 2,890,000  Total Fina Elf Capital Corp.....................               1.82%    1/22/2002      2,886,932
10,000,000  Total Fina Elf Capital Corp.....................               2.0%     1/7/2002       9,996,667
 2,140,000  Windmill Funding Corp...........................               1.95%    1/11/2002      2,138,841
                                                                                                 -----------
                                                                                                 245,029,801
                                                                                                 -----------
            U.S. Government Agency - 2.1%
30,000,000  Federal Home Loan Bank, Floating Rate Notes.....               1.875%   2/13/2002     29,993,815 (g)
                                                                                                 -----------
               Total Short-Term Securities (at amortized cost).....................              275,023,616
                                                                                              --------------
               Total Investments (cost $1,418,650,187).............................           $1,410,340,422 (h)
                                                                                              --------------
                                                                                              -------------

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Income
    Portfolio.
(b) Currently non-income producing and in default.
(c) Denominated in U.S. dollars.
(d) Denotes investments purchased on a when-issued basis.
(e) At December 31, 2001, open financial futures contracts and call options written as follows:

                                                                             Notional
                          Number of  Expiration               Market         Principal    Unrealized
   Financial Futures      Contracts     Date      Position     Value          Amount         Gain
   -----------------      ---------     ----      --------     -----          ------         ----
 U.S. Treasury Note
  Futures (5 Year)           260     March 2002     Short     $27,515,313    $27,763,125    $247,813
 U.S. Treasury Note
  Futures (10 Year)          175     March 2002     Short      18,399,609     18,679,219     279,609
 U.S. Treasury Bond
  Futures (30 Year)          100     March 2002     Short      10,153,125     10,307,031     153,906
                                                                                            --------
                                                                                            $681,328
                                                                                            --------
                                                                                            --------
                             Number of   Exercise  Expiration
   Call Options              Contracts    Price       Date       Value
   ------------              ---------    -----       ----       -----
   U.S. Treasury Bond Futures   75        $105      2/22/2002    $49,219

(f) Currently non-income producing.
(g) All or a portion of the security is pledged as collateral for Financial Futures or Call Options.
(h) At December 31, 2001, the aggregate cost of securities for federal income tax purposes was
    $1,419,119,066 and the net unrealized depreciation of investments based on that cost was
    $8,778,644 which is comprised of $13,880,055 aggregate gross unrealized appreciation and
    $22,658,699 aggregate gross unrealized depreciation.
(i) Miscellaneous Footnotes:
    (USD) - Denominated in U.S. Dollars

                          See accompanying notes to portfolio of investments.
               The accompanying notes are an integral part of the financial statements.

                                         LB Series Fund, Inc.
                                    Limited Maturity Bond Portfolio
                                       Portfolio of Investments
                                           December 31, 2001

  Principal                                                                        Maturity
   Amount                                                                 Rate       Date         Value
  -------                                                                 ----       ----         -----
            CORPORATE BONDS - 24.6% (a)
            Automotive - 4.2%
$  500,000  General Motors Acceptance Corp., Notes..........               6.125%   9/15/2006    $   495,368
   500,000  Hertz Corp., Notes..............................               7.4%     3/1/2011         483,395
                                                                                                 -----------
                                                                                                     978,763
                                                                                                 -----------
            Broadcasting & Media - 0.6%
   150,000  EchoStar DBS Corp., Sr. Notes...................               9.125%   1/15/2009        151,125
                                                                                                 -----------
            Environmental - 2.1%
   500,000  Waste Management, Inc, Sr. Notes................               6.5%     11/15/2008       494,427
                                                                                                 -----------
            Finance - Other - 2.1%
   500,000  Citibank Credit Card Issuance Trust, Trust Certificates,
              Series 2001-A8-A8.............................               4.1%     12/7/2006        496,568
                                                                                                 -----------
            Food & Beverage - 2.2%
   500,000  Kellogg Co., Notes, Series B....................               6.0%     4/1/2006         512,479
                                                                                                 -----------
            Insurance - 4.3%
   500,000  John Hancock Financial Services, Inc., Notes....               5.625%   12/1/2008        493,710
   500,000  MetLife, Inc., Notes............................               5.25%    12/1/2006        499,692
                                                                                                 -----------
                                                                                                     993,402
                                                                                                 -----------
            Technology - Hardware - 2.1%
   500,000  Hewlett-Packard Co., Notes......................               5.75%    12/15/2006       495,495
                                                                                                 -----------
            Transportation - 0.7%
   150,000  Teekay Shipping Corp., First Preferred Ship Mortgage Notes     8.32%    2/1/2008         155,250
                                                                                                 -----------
            Utilities - 6.3%
   500,000  Indiana Michigan Power Co., Sr. Notes, Series C.               6.125%   12/15/2006       498,239
   500,000  NRG Energy, Inc., Notes.........................               6.75%    7/15/2006        477,394
   500,000  TXU Corp., Notes................................               6.375%   6/15/2006        504,098
                                                                                                 -----------
                                                                                                   1,479,731
                                                                                                 -----------
               Total Corporate Bonds (cost $5,840,494).............................                5,757,240
                                                                                                 -----------
            MORTGAGE-BACKED SECURITIES - 10.9% (a)
 1,500,000  Federal Home Loan Mortgage Corp., Participation Certificates   7.0%     1/1/2032       1,527,657 (c)
   500,000  Federal National Mortgage Association, Participation
              Certificates..................................               7.5%     1/1/2032         515,938 (c)
   500,000  Lehman Brothers/UBS Commercial Mortgage Trust, Trust
              Certificates, Series 2001-C7-A3...............               5.642%   12/15/2025       499,005
                                                                                                 -----------
               Total Mortgage-Backed Securities (cost $2,546,469)..................                2,542,600
                                                                                                 -----------
            U.S. GOVERNMENT - 31.3% (a)
 5,500,000  U.S. Treasury Notes.............................               5.25%    5/15/2004      5,736,330
 1,500,000  U.S. Treasury Notes.............................               5.75%    11/15/2005     1,585,137
                                                                                                 -----------
               Total U.S. Government (cost $7,350,780).............................                7,321,467
                                                                                                 -----------
            U.S. GOVERNMENT AGENCY - 4.2% (a)
 1,000,000  Federal National Mortgage Association, Notes (cost $993,304)   4.375%   10/15/2006       980,134
                                                                                                 -----------
            PREFERRED STOCKS - 0.7% (a)
     3,500  Equity Securities Trust, Convertible Preferred Stock
              (Cablevision Systems Corp.) (cost $150,920)..........................              $   155,750 (b)
                                                                                                 -----------
            SHORT-TERM SECURITIES - 28.3% (a)
            U.S. Government Agency
$6,630,000  Federal Home Loan Mortgage Corp., Discount Notes
              (at amortized cost)...........................               1.48%    1/2/2002       6,629,727
                                                                                                 -----------
               Total Investments (cost $23,511,694)................................              $23,386,918 (d)
                                                                                                 -----------
                                                                                                 -----------

Notes to Portfolio of Investments:
---------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Limited Maturity
    Bond Portfolio.
(b) Currently non-income producing.
(c) Denotes investments purchased on a when-issued basis.
(d) At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $23,518,376 and the net unrealized  depreciation of investments based on that cost was $131,458 which is comprised of $5,955 aggregate gross unrealized  appreciation and $137,413 aggregate gross unrealized depreciation.

                          See accompanying notes to portfolio of investments.
               The accompanying notes are an integral part of the financial statements.

                                         LB Series Fund, Inc.
                                        Money Market Portfolio
                                       Portfolio of Investments
                                           December 31, 2001

  Principal                                                             Yield to   Maturity
   Amount                                                               Maturity     Date         Value
  -------                                                               --------     ----         -----

            CERTIFICATES OF DEPOSIT - 10.2% (a)
            Banking - Foreign
$5,000,000  Abbey National Treasury Service plc (Guaranteed
              Abbey National plc)...........................              2.09%     2/15/2002   $  5,000,000
 6,800,000  Barclays Bank NY................................              2.12%     1/29/2002      6,800,232
 7,000,000  Barclays Bank plc (USD).........................              1.82%     4/26/2002      7,008,324
 7,000,000  Canadian Imperial Bank of Commerce..............              2.44%     12/30/2002     7,002,749
 7,000,000  Deutsche Bank, A.G..............................              2.38%     11/19/2002     6,995,071
 1,800,000  UBS Ag Stamford (Union Bank of Switzerland).....              2.43%     7/2/2002       1,813,839
 7,000,000  UBS Ag Stamford (Union Bank of Switzerland).....              2.50%     12/18/2002     7,000,000
                                                                                                 -----------
               Total Certificates of Deposit.......................................               41,620,215
                                                                                                 -----------
            COMMERCIAL PAPER - 81.2% (a)
            Banking - Domestic - 8.4%
 1,400,000  River Fuel Co., Inc. (Bank of New York, Direct
              Pay Letter of Credit).........................              1.97%     1/11/2002      1,399,234
 6,900,000  River Fuel Funding Co., Inc. (Bank of New York, Direct
               Pay Letter of Credit)........................              2.16%     1/31/2002      6,887,638
 5,800,000  River Fuel Funding Co., Inc. (Bank of New York, Direct
              Pay Letter of Credit).........................              2.08%     2/15/2002      5,784,993
 2,000,000  River Fuel Trust #1 (Bank of New York, Direct
               Pay Letter of Credit)........................              1.86%     3/25/2002      1,991,469
18,000,000  Ventures Business Trust (Guaranteed J.P. Morgan & Co.)        1.82%     1/2/2002      17,999,090
                                                                                                 -----------
                                                                                                  34,062,424
                                                                                                 -----------
            Banking - Foreign - 4.7%
 5,000,000  International Bank of Reconstruction & Development            4.14%     3/6/2002       5,022,218
 1,800,000  Stadshypotek Delaware (Guaranteed Svenska
              Handelsbank, Inc.)............................              1.93%     1/18/2002      1,798,368
 5,000,000  Svenska Handelsbank, Inc........................              2.52%     1/2/2002       4,999,653
 6,700,000  Svenska Handelsbank, Inc........................              2.45%     3/6/2002       6,671,175
   650,000  UBS Finance (Delaware) Inc. (Guaranteed Union
              Bank of Switzerland)..........................              1.78%     3/28/2002        647,252
                                                                                                 -----------
                                                                                                  19,138,666
                                                                                                 -----------
            Chemicals - 0.9%
 3,600,000  Monsanto Co.....................................              2.29%     2/25/2002      3,587,515
                                                                                                 -----------
            Consumer Products - 0.6%
 2,600,000  Gillette Co.....................................              2.02%     1/3/2002       2,599,708
                                                                                                 -----------
            Finance - Automotive - 3.0%
 3,000,000  American Honda Finance Corp. (Guaranteed American
              Honda Motor)..................................              1.77%     1/28/2002      2,996,018
 6,000,000  American Honda Finance Corp. (Guaranteed American
              Honda Motor)..................................              1.92%     1/29/2002      5,991,087
 3,200,000  American Honda Finance Corp. (Guaranteed American
              Honda Motor)..................................              2.08%     2/20/2002      3,190,800
                                                                                                 -----------
                                                                                                  12,177,905
                                                                                                 -----------
            Finance - Commercial - 5.4%
$5,000,000  General Electric Capital Corp...................              2.15%     2/26/2002      4,983,433
 3,000,000  General Electric Capital International Funding, Inc.
              (Guaranteed General Electric Capital Corp.)...              1.84%     2/14/2002      2,993,290
14,000,000  Tyco Capital....................................              1.85%     1/2/2002      13,999,281
                                                                                                 -----------
                                                                                                  21,976,004
                                                                                                 -----------
            Finance - Consumer - 5.6%
 5,000,000  American Express Credit Corp....................              2.32%     2/6/2002       4,988,500
 2,200,000  Household Finance Corp..........................              1.80%     1/2/2002       2,199,890
 7,000,000  Household Finance Corp..........................              1.90%     1/22/2002      6,992,242
 1,800,000  Household Finance Corp..........................              2.34%     1/25/2002      1,797,216
 7,000,000  Wells Fargo Financial, Inc......................              1.76%     2/19/2002      6,983,326
                                                                                                 -----------
                                                                                                  22,961,174
                                                                                                 -----------
            Finance - Structured - 24.2%
 5,000,000  Corporate Asset Funding Co......................              1.95%     1/8/2002       4,998,104
 6,000,000  Corporate Asset Funding Co......................              2.31%     1/17/2002      5,993,867
 7,260,000  Corporate Asset Funding Co......................              2.22%     2/8/2002       7,243,064
 6,800,000  Corporate Receivables Corp......................              2.11%     2/5/2002       6,786,117
 5,000,000  Corporate Receivables Corp......................              1.81%     3/12/2002      4,982,500
 5,250,000  Delaware Funding Corp...........................              1.90%     1/23/2002      5,243,904
 1,035,000  Enterprise Funding Corp.........................              2.03%     1/8/2002       1,034,591
 1,750,000  Enterprise Funding Corp.........................              1.90%     1/9/2002       1,749,261
 1,155,000  Enterprise Funding Corp.........................              2.00%     1/10/2002      1,154,423
 5,000,000  Govco, Inc......................................              2.00%     1/10/2002      4,997,500
 3,500,000  Govco, Inc......................................              1.98%     1/18/2002      3,496,728
 5,000,000  Govco, Inc......................................              2.09%     1/18/2002      4,995,089
 4,400,000  Govco, Inc......................................              2.09%     1/22/2002      4,394,661
 1,051,000  Kitty Hawk Funding Corp.........................              1.88%     1/30/2002      1,049,408
 5,000,000  Kitty Hawk Funding Corp.........................              1.90%     1/31/2002      4,992,083
 7,000,000  Preferred Receivables Funding...................              1.95%     1/09/2002      6,996,967
 7,000,000  Starfish Global Funding, LLC....................              1.78%     2/4/2002       6,988,232
 1,004,000  Triple-A One Funding Corp.......................              2.07%     1/7/2002       1,003,654
 2,169,000  Triple-A One Funding Corp.......................              1.95%     1/10/2002      2,167,943
 1,463,000  Triple-A One Funding Corp.......................              1.95%     1/10/2002      1,462,287
 2,286,000  Triple-A One Funding Corp.......................              2.04%     1/10/2002      2,284,834
 1,928,000  Tulip Funding Corp..............................              2.22%     2/26/2002      1,921,402
   700,000  Tulip Funding Corp..............................              1.81%     3/11/2002        697,585
 5,250,000  Windmill Funding Corp...........................              1.95%     1/16/2002      5,245,734
 6,800,000  Windmill Funding Corp...........................              1.90%     2/8/2002       6,786,434
                                                                                                 -----------
                                                                                                  98,666,372
                                                                                                 -----------
            Food & Beverage - 3.3%
 2,600,000  Coca-Cola Co....................................              1.89%     1/25/2002      2,596,741
 2,565,000  Nestle Capital Corp. (Guaranteed Nestle Corp.)..              1.85%     1/4/2002       2,564,605
 6,300,000  Nestle Capital Corp. (Guaranteed Nestle Corp.)..              1.95%     2/28/2002      6,280,309
 1,900,000  Nestle Capital Corp. (Guaranteed Nestle Corp.)..              1.81%     3/26/2002      1,892,020
                                                                                                 -----------
                                                                                                  13,333,675
                                                                                                 -----------
            Insurance - 10.8%
$5,000,000  American Family Financial Services (Guaranteed American
              Family Mutual Insurance Co.)..................              3.29%     1/15/2002   $  4,993,681
 4,000,000  American General Finance Corp...................              2.17%     2/22/2002      3,987,578
 4,000,000  Swiss Re Financial Products.....................              2.50%     1/17/2002      3,995,591
 4,000,000  Swiss Re Financial Products.....................              2.47%     2/7/2002       3,989,928
 5,250,000  Swiss Re Financial Products.....................              1.97%     2/12/2002      5,237,995
 5,000,000  Swiss Re Financial Products.....................              2.06%     2/20/2002      4,985,764
 3,550,000  Transamerica Finance Corp. (Guaranteed Aegon N.V.)            1.76%     3/12/2002      3,537,920
 7,000,000  Transamerica Finance Corp. (Guaranteed Aegon N.V.)            2.08%     3/21/2002      6,968,203
 6,400,000  Transamerica Finance Corp. (Guaranteed Aegon N.V.)            2.25%     3/22/2002      6,368,284
                                                                                                 -----------
                                                                                                  44,064,944
                                                                                                 -----------
            Oil & Gas - 5.3%
 5,000,000  Chevron Transport Corp. (Guaranteed Chevron Corp.)            2.35%     1/9/2002       4,997,400
 3,000,000  Chevron Transport Corp. (Guaranteed Chevron Corp.)            2.33%     1/15/2002      2,997,293
 7,000,000  Chevron UK Investments, plc (Guaranteed Chevron Corp.)        1.94%     3/11/2002      6,974,106
 6,700,000  Northern Illinois Gas Co........................              2.50%     4/1/2002       6,658,628
                                                                                                 -----------
                                                                                                  21,627,427
                                                                                                 -----------
            Services - 9.0%
17,000,000  Harvard University..............................              1.80%     1/2/2002      16,999,150
 1,100,000  Harvard University..............................              1.83%     1/11/2002      1,099,441
 7,000,000  Leland H. Stanford Junior University............              1.76%     3/14/2002      6,975,500
 2,973,000  Northwestern University.........................              2.30%     2/12/2002      2,965,092
 1,750,000  Northwestern University.........................              1.84%     3/25/2002      1,742,616
 6,800,000  Yale University.................................              1.90%     1/24/2002      6,791,789
                                                                                                 -----------
                                                                                                  36,573,588
                                                                                                 -----------
               Total Commercial Paper..............................................              330,769,402
                                                                                                 -----------
            MEDIUM TERM NOTES - 2.3% (a)
            Finance - Commercial
 1,000,000  Associates Corp. of North America (Guaranteed Citigroup)      2.39%     4/15/2002      1,014,432
 1,350,000  General Electric Capital Corp...................              2.34%     2/1/2002       1,353,175
 3,500,000  General Electric Capital Corp...................              1.81%     3/1/2002       3,529,447
 1,000,000  General Electric Capital Corp...................              4.32%     4/15/2002      1,003,248
 2,300,000  General Electric Capital Corp...................              2.48%     10/1/2002      2,371,416
                                                                                                 -----------
               Total Medium Term Notes.............................................                9,271,718
                                                                                                 -----------
            U.S. GOVERNMENT AGENCY - 1.7% (a)
$7,000,000  Federal National Mortgage Association...........              2.12%     7/5/2002       7,064,498
                                                                                                 -----------
            VARIABLE RATE NOTES - 4.6% (a,b)
            Finance - Automotive - 1.5%
 6,000,000  American Honda Finance Corp. (Guaranteed American
              Honda Motor)..................................              2.44%     1/2/2002       5,999,839
                                                                                                 -----------
            U.S. Government Agency - 2.5%
10,000,000  Federal Home Loan Bank..........................              1.78%     1/2/2002       9,996,662
                                                                                                 -----------
            U.S. Municipal - 0.6%
 2,300,000  Illinois Student Assistance Commission (Bank of America,
              Illinois, Direct Pay Letter of Credit)........              2.00%     1/2/2002       2,300,000
                                                                                                 -----------
               Total Variable Rate Notes...........................................               18,296,501
                                                                                                ------------
               Total Investments (at amortized cost)...............................             $407,022,334 (c)
                                                                                                ------------
                                                                                                ------------
Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Money Market Portfolio.
(b) Denotes variable rate obligations for which the current yield and the next scheduled interest reset date are shown.
(c) Also represents cost for federal income tax purposes.
(d) Miscellaneous Footnotes:
    (USD) - Denominated in U.S. Dollars

                          See accompanying notes to portfolio of investments.
               The accompanying notes are an integral part of the financial statements.

                                         LB Series Fund, Inc.
                                     Opportunity Growth Portfolio
                                         Financial Statements
                                         LB Series Fund, Inc.
                                    FTI Small Cap Growth Portfolio
                                         Financial Statements

                                  Statement of Assets and Liabilities
                                           December 31, 2001

ASSETS:
  Investments in securities, at value
   (cost, $347,942,621)............            $363,483,424
  Cash.............................                 607,352
  Receivable for investment securities sold       1,854,127
  Dividends receivable.............                  25,292
                                               ------------
     Total assets..................             365,970,195
                                               ------------
LIABILITIES:
  Payable for investment securities purchased     4,843,133
                                               ------------
     Total liabilities.............               4,843,133
                                               ------------
NET ASSETS.........................            $361,127,062
                                               ------------
                                               ------------

NET ASSETS CONSIST OF:
  Paid-in capital (35,381,906 shares of capital
   stock outstanding)..............            $426,272,215
  Undistributed net investment income               713,639
  Accumulated net realized loss from sale
   of investments..................             (81,399,595)
  Unrealized net appreciation of investments     15,540,803
                                               ------------
NET ASSETS.........................            $361,127,062
                                               ------------
                                               ------------
Net asset value and public offering price per share
  ($361,127,062 divided by 35,381,906 shares of
  capital stock outstanding).......                  $10.21
                                               ------------
                                               ------------

                                        Statement of Operations
                                     Year Ended December 31, 2001

INVESTMENT INCOME:
Income-
  Dividend income..................            $    668,240
  Interest income..................               1,543,982
                                               ------------
     Total income..................               2,212,222
                                               ------------
Expenses-
  Investment advisory fee..........               1,498,583
                                               ------------
     Net investment income.........                 713,639
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net realized loss on
  investment transactions..........             (80,457,418)
Net change in unrealized
  appreciation of investments......              (3,599,750)
                                               ------------
     Net loss on investments.......             (84,057,168)
                                               ------------
     Net change in net assets resulting
      from operations..............            $(83,343,529)
                                               ------------
                                               ------------

                                  Statement of Changes in Net Assets
                                Years Ended December 31, 2001 and 2000

                                                           2001            2000
                                                           ----            ----

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net investment income.....................            $    713,639      $  1,238,214
Net realized gain (loss) on investments...             (80,457,418)       62,610,910
Net change in unrealized appreciation or depreciation
  of investments..........................              (3,599,750)      (94,261,368)
                                                      ------------      ------------
    Net change in net assets resulting from operations (83,343,529)      (30,412,244)
                                                      ------------      ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS-
Net investment income.....................              (1,231,094)               --
Net realized gain on investments..........             (22,755,810)               --
                                                      ------------      ------------
    Total distributions...................             (23,986,904)               --
                                                      ------------      ------------
CAPITAL STOCK TRANSACTIONS-
Proceeds from sale of shares..............              18,235,663        63,396,376
Reinvested dividend distributions.........              23,986,904                --
Cost of shares redeemed...................             (31,191,102)      (12,463,906)
                                                      ------------      ------------
    Net increase in net assets resulting from
      capital stock transactions..........              11,031,465        50,932,470
                                                      ------------      ------------
    Net change in net assets..............             (96,298,968)       20,520,226
NET ASSETS:
Beginning of period.......................             457,426,030       436,905,804
                                                      ------------      ------------
End of period (including undistributed net investment
  income of $713,639 and $1,231,094, respectively)    $361,127,062      $457,426,030
                                                      ------------      ------------
                                                      ------------      ------------

               The accompanying notes are an integral part of the financial statements.

                                  Statement of Assets and Liabilities
                                           December 31, 2001

ASSETS:
  Investments in securities, at value
   (cost, $5,415,254)..............            $  5,693,796
  Cash.............................                     249
  Dividend and interest receivable.                     198
                                               ------------
     Total assets..................               5,694,243
                                               ------------
NET ASSETS.........................            $  5,694,243
                                               ------------
                                               ------------
NET ASSETS CONSIST OF:
  Paid-in capital (539,761 shares of capital
   stock outstanding)..............            $  5,415,701
  Unrealized net appreciation of investments        278,542
                                               ------------
NET ASSETS.........................            $  5,694,243
                                               ------------
                                               ------------
Net asset value and public offering price per share
  ($5,694,243 divided by 539,761 shares of capital
  stock outstanding)...............                  $10.55
                                               ------------
                                               ------------

                                        Statement of Operations
                                 For the period from November 30, 2001
                                 (effective date) to December 31, 2001

INVESTMENT INCOME:
Income-
  Dividend income..................            $        168
  Interest income..................                     989
                                               ------------
     Total income..................                   1,157
                                               ------------
Expenses-
  Investment advisory fee..........                   4,466
                                               ------------
     Net investment loss...........                  (3,309)
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net change in unrealized appreciation
  of investments...................                 278,542
                                               ------------
     Net gain on investments.......                 278,542
                                               ------------
     Net increase in net assets resulting
      from operations..............            $    275,233
                                               ------------
                                               ------------

                                  Statement of Changes in Net Assets
                                 For the period from November 30, 2001
                                 (effective date) to December 31, 2001

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net investment loss.......................                           $    (3,309)
Net change in unrealized appreciation or depreciation
  of investments..........................                               278,542
                                                                    ------------
    Net increase in net assets resulting from operations                 275,233
                                                                    ------------
CAPITAL STOCK TRANSACTIONS-
Proceeds from sale of shares..............                             5,419,010
                                                                    ------------
    Net increase in net assets resulting from capital
      stock transactions..................                             5,419,010
                                                                    ------------
    Net increase in net assets............                             5,694,243
NET ASSETS:
Beginning of period.......................                                    --
                                                                    ------------
End of period ............................                          $  5,694,243
                                                                    ------------
                                                                    ------------

               The accompanying notes are an integral part of the financial statements.

                                         LB Series Fund, Inc.
                                       Mid Cap Growth Portfolio
                                         Financial Statements
                                         LB Series Fund, Inc.
                                     MFS Mid Cap Growth Portfolio
                                         Financial Statements

                                  Statement of Assets and Liabilities
                                           December 31, 2001

ASSETS:
  Investments in securities, at value
   (cost, $539,699,288)............            $541,263,076
  Cash.............................                  16,873
  Dividend and interest receivable.                  68,919
                                               ------------
     Total assets..................             541,348,868
                                               ------------

LIABILITIES:
  Payable for investment securities purchased     3,419,488
                                               ------------
     Total liabilities.............               3,419,488
                                               ------------
NET ASSETS.........................            $537,929,380
                                               ------------
                                               ------------

NET ASSETS CONSIST OF:
  Paid-in capital (41,255,667 shares of
   capital stock outstanding)..............    $609,578,946
  Undistributed net investment income               644,695
  Accumulated net realized loss from sale
   of investments..................             (73,858,049)
  Unrealized net appreciation of investments      1,563,788
                                               ------------
NET ASSETS.........................            $537,929,380
                                               ------------
                                               ------------

Net asset value and public offering price per share
  ($537,929,380 divided by 41,255,667 shares of
  capital stock outstanding).......                  $13.04
                                               ------------
                                               ------------

                                        Statement of Operations
                                     Year Ended December 31, 2001

INVESTMENT INCOME:
Income-
  Dividend income..................            $  1,439,255
  Interest income..................               1,291,974
                                               ------------
     Total income..................               2,731,229
                                               ------------
Expenses-
  Investment advisory fee..........               2,086,534
                                               ------------
     Net investment income.........                 644,695
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net realized loss on investment
  transactions   ..................             (73,415,727)
Net change in unrealized appreciation
  of investments...................             (48,776,652)
                                               ------------
     Net loss on investments.......            (122,192,379)
                                               ------------
     Net change in net assets resulting
      from operations..............           $(121,547,684)
                                              -------------
                                              -------------

                                  Statement of Changes in Net Assets
                                Years Ended December 31, 2001 and 2000

                                                           2001            2000
                                                           ----            ----
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net investment income.....................            $    644,695      $  2,294,010
Net realized gain (loss) on investments...             (73,415,727)       38,813,770
Net change in unrealized appreciation or
  depreciation of investments.............             (48,776,652)       (6,053,259)
                                                      ------------      ------------
    Net change in net assets resulting
      from operations                                 (121,547,684)       35,054,521
                                                      ------------      ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS-
Net investment income.....................              (2,294,010)               --
Net realized gain on investments..........             (38,559,252)      (26,139,698)
                                                      ------------      ------------
    Total distributions...................             (40,853,262)      (26,139,698)
                                                      ------------      ------------
CAPITAL STOCK TRANSACTIONS-
Proceeds from sale of shares..............              93,131,048       285,173,764
Reinvested dividend distributions.........              40,853,262        26,139,698
Cost of shares redeemed...................             (22,263,267)       (3,289,466)
                                                      ------------      ------------
    Net increase in net assets resulting from capital
      stock transactions..................             111,721,043       308,023,996
                                                      ------------      ------------
    Net change in net assets..............             (50,679,903)      316,938,819
NET ASSETS:
Beginning of period.......................             588,609,283       271,670,464
                                                      ------------      ------------
End of period (including undistributed net investment
  income of $644,695 and $2,294,010, respectively)    $537,929,380      $588,609,283
                                                      ------------      ------------
                                                      ------------      ------------

               The accompanying notes are an integral part of the financial statements.

                                  Statement of Assets and Liabilities
                                           December 31, 2001

ASSETS:
  Investments in securities, at value
   (cost, $6,223,689)..............           $   6,498,442
  Cash.............................                     616
  Receivable for investment securities sold          21,970
  Dividend and interest receivable.                     399
                                               ------------
     Total assets..................               6,521,427
                                               ------------

LIABILITIES:
  Payable for investment securities purchased       468,248
                                               ------------
     Total liabilities.............                 468,248
                                               ------------
NET ASSETS.........................            $  6,053,178
                                               ------------
                                               ------------

NET ASSETS CONSIST OF:
  Paid-in capital (571,113 shares of capital
   stock outstanding)..............            $  5,755,766
  Accumulated net realized gain from sale
   of investments..................                  22,659
  Unrealized net appreciation of investments        274,753
                                               ------------
NET ASSETS.........................            $  6,053,178
                                               ------------
                                               ------------
Net asset value and public offering price per share
  ($6,053,178 divided by 571,113 shares of capital
  stock outstanding)...............                  $10.60
                                               ------------
                                               ------------

                                        Statement of Operations
                                 For the period from November 30, 2001
                                 (effective date) to December 31, 2001

INVESTMENT INCOME:
Income-
  Dividend income..................            $        352
  Interest income..................                   1,303
                                               ------------
     Total income..................                   1,655
                                               ------------
Expenses-
  Investment advisory fee..........                   4,029
                                               ------------
     Net investment income.........                  (2,374)
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net realized gain on investment
  transactions   ..................                  25,033
Net change in unrealized appreciation
  of investments...................                 274,753
                                               ------------
     Net gain on investments.......                 299,786
                                               ------------
     Net increase in net assets resulting
      from operations..............            $    297,412
                                               ------------
                                               ------------

                                  Statement of Changes in Net Assets
                                 For the period from November 30, 2001
                                 (effective date) to December 31, 2001

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net investment loss.......................                          $     (2,374)
Net realized gain on investments..........                                25,033
Net change in unrealized appreciation or depreciation
  of investments..........................                               274,753
                                                                    ------------
    Net increase in net assets resulting from operations                 297,412
                                                                    ------------
CAPITAL STOCK TRANSACTIONS-
Proceeds from sale of shares..............                             5,755,766
                                                                    ------------
    Net increase in net assets resulting from capital
      stock transactions..................                             5,755,766
                                                                    ------------
    Net increase in net assets............                             6,053,178
NET ASSETS:
Beginning of period.......................                                    --
                                                                    ------------
End of period ............................                          $  6,053,178
                                                                    ------------
                                                                    ------------

               The accompanying notes are an integral part of the financial statements.

                                         LB Series Fund, Inc.
                                        World Growth Portfolio
                                         Financial Statements
                                         LB Series Fund, Inc.
                                         FI All Cap Portfolio
                                         Financial Statements

                                  Statement of Assets and Liabilities
                                           December 31, 2001

ASSETS:
  Investments in securities, at value
   (cost, $512,381,344)............            $437,073,811
  Cash (including foreign currency holdings
   of $2,253,181)..................               2,269,595
  Dividend and interest receivable.                 686,356
                                               ------------
     Total assets..................             440,029,762
                                               ------------
NET ASSETS.........................            $440,029,762
                                               ------------
                                               ------------

NET ASSETS CONSIST OF:
  Paid-in capital (43,930,316 shares of capital
   stock outstanding)..............            $532,043,881
  Undistributed net investment income             1,710,280
  Accumulated net realized loss from sale of
   investments and foreign currency
   transactions ................                (18,363,088)
  Unrealized net depreciation of investments and
   on translation of assets and liabilities in
   foreign currencies..............             (75,361,311)
                                               ------------
NET ASSETS.........................            $440,029,762
                                               ------------
                                               ------------
Net asset value and public offering price per share
  ($440,029,762 divided by 43,930,316 shares of
  capital stock outstanding).......                  $10.02
                                               ------------
                                               ------------

                                        Statement of Operations
                                     Year Ended December 31, 2001

INVESTMENT INCOME:
Income-
  Dividend income (net of foreign taxes
   of $1,752,545)..................            $  6,457,984
  Interest income..................                 790,818
                                               ------------
     Total income..................               7,248,802
                                               ------------
Expenses-
  Investment advisory fee..........               4,037,899
                                               ------------
     Net investment income.........               3,210,903
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on investment
  transactions   ..................             (16,683,145)
Net realized loss on foreign currency
  transactions...............                    (1,491,787)
                                               ------------
Net realized loss on investments and foreign
  currency transactions............             (18,174,932)
                                               ------------
Net change in unrealized depreciation
  of investments.............                  (104,012,030)
Net change in unrealized depreciation
  on translation of assets and liabilities
  in foreign currencies................             (59,637)
                                               ------------
Net change in unrealized depreciation of
  investments and on translation of assets
  and liabilities in foreign currencies....    (104,071,667)
                                               ------------
     Net loss on investments and
      foreign currency.............            (122,246,599)
                                               ------------
     Net change in net assets resulting
      from operations..............           $(119,035,696)
                                               ------------
                                               ------------

                                  Statement of Changes in Net Assets
                                Years Ended December 31, 2001 and 2000

                                                           2001            2000
                                                           ----            ----
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net investment income.....................            $  3,210,903      $  2,504,837
Net realized gain (loss) on investments and
  foreign currency transactions...........             (18,174,932)       40,993,911
Net change in unrealized appreciation or
  depreciation of investments and on
  translation of assets and liabilities
  in foreign currencies...................            (104,071,667)     (144,443,989)
                                                      ------------      ------------
    Net change in net assets resulting
      from operations                                 (119,035,696)     (100,945,241)
                                                      ------------      ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS-
Net investment income.....................              (1,846,137)               --
Net realized gain on investments..........             (41,324,202)      (14,798,386)
                                                      ------------      ------------
    Total distributions...................             (43,170,339)      (14,798,386)
                                                      ------------      ------------
CAPITAL STOCK TRANSACTIONS-
Proceeds from sale of shares..............              33,456,512       121,495,074
Reinvested dividend distributions.........              43,170,339        14,798,386
Cost of shares redeemed...................             (35,728,495)       (9,352,706)
                                                      ------------      ------------
    Net increase in net assets resulting from
      capital stock transactions..........              40,898,356       126,940,754
                                                      ------------      ------------
    Net change in net assets..............            (121,307,679)       11,197,127
NET ASSETS:
Beginning of period.......................             561,337,441       550,140,314
                                                      ------------      ------------
End of period (including undistributed net investment
  income of $1,710,280 and $1,846,137, respectively)  $440,029,762      $561,337,441
                                                      ------------      ------------
                                                      ------------      ------------

               The accompanying notes are an integral part of the financial statements.

                                  Statement of Assets and Liabilities
                                           December 31, 2001

ASSETS:
  Investments in securities, at value
   (cost, $7,418,116)..............            $  7,541,047
  Cash.............................                     211
  Receivable for investment securities sold         120,839
  Dividend and interest receivable.                     746
                                               ------------
     Total assets..................               7,662,843
                                               ------------

LIABILITIES:
  Payable for investment securities purchased     1,278,290
                                               ------------
     Total liabilities.............               1,278,290
                                               ------------
NET ASSETS.........................            $  6,384,553
                                               ------------
                                               ------------

NET ASSETS CONSIST OF:
  Paid-in capital (619,666 shares of capital
   stock outstanding)..............            $  6,236,255
  Accumulated net realized gain from sale
   of investments..................                  25,367
  Unrealized net appreciation of investments        122,931
                                               ------------
NET ASSETS.........................            $  6,384,553
                                               ------------
                                               ------------
Net asset value and public offering price per share
  ($6,384,553 divided by 619,666 shares of capital
  stock outstanding)...............                  $10.30
                                               ------------
                                               ------------

                                        Statement of Operations
                                 For the period from November 30, 2001
                                  (effective date) to December 31, 2001

INVESTMENT INCOME:
Income-
  Dividend income..................             $       722
  Interest income..................                   1,902
                                               ------------
     Total income..................                   2,624
                                               ------------
Expenses-
  Investment advisory fee..........                   4,253
                                               ------------
     Net investment loss...........                  (1,629)
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net realized gain on investment
  transactions   ..................                  26,996
Net change in unrealized appreciation
  of investments.............                       122,931
                                               ------------
     Net gain on investments.......                 149,927
                                               ------------
     Net increase in net assets resulting
      from operations..............            $    148,298
                                               ------------
                                               ------------

                                  Statement of Changes in Net Assets
                                 For the period from November 30, 2001
                                 (effective date) to December 31, 2001

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net investment loss.......................                          $     (1,629)
Net realized gain on investments..........                                26,996
Net change in unrealized appreciation or depreciation
  of investments..........................                               122,931
                                                                    ------------
    Net increase in net assets resulting from operations                 148,298
                                                                    ------------
CAPITAL STOCK TRANSACTIONS-
Proceeds from sale of shares..............                             6,236,255
                                                                    ------------
    Net increase in net assets resulting from capital
      stock transactions..................                             6,236,255
                                                                    ------------
    Net increase in net assets............                             6,384,553
NET ASSETS:
Beginning of period.......................                                    --
                                                                    ------------
End of period.............................                          $  6,384,553
                                                                    ------------
                                                                    ------------

               The accompanying notes are an integral part of the financial statements.

                                         LB Series Fund, Inc.
                                           Growth Portfolio
                                         Financial Statements
                                         LB Series Fund, Inc.
                                    MFS Investors Growth Portfolio
                                         Financial Statements

                                  Statement of Assets and Liabilities
                                           December 31, 2001

ASSETS:
  Investments in securities, at value
   (cost, $3,877,120,858)..........            $3,598,341,617
  Cash.............................                    72,400
  Receivable for investment securities sold        24,620,554
  Dividend and interest receivable.                 2,362,803
                                               --------------
     Total assets..................             3,625,397,374
                                               --------------

LIABILITIES:
  Open options written, at value (premium
   received $93,849)...............                    89,000
  Payable for investment securities purchased      17,594,067
                                               --------------
     Total liabilities.............                17,683,067
                                               --------------
NET ASSETS.........................            $3,607,714,307
                                               --------------
                                               --------------

NET ASSETS CONSIST OF:
  Paid-in capital (236,582,053 shares of
   capital stock outstanding)...........       $4,440,325,041
  Undistributed net investment income              16,502,990
  Accumulated net realized loss from sale
   of investments..................              (570,339,332)
  Unrealized net depreciation of investments     (278,774,392)
                                               --------------
NET ASSETS.........................            $3,607,714,307
                                               --------------
                                               --------------
Net asset value and public offering price per share
  ($3,607,714,307 divided by 236,582,053 shares
  of capital stock interest outstanding)               $15.25
                                               --------------
                                               --------------

                                        Statement of Operations
                                     Year Ended December 31, 2001

INVESTMENT INCOME:
Income-
  Dividend income..................             $  26,646,609
  Interest income..................                 5,884,289
                                               --------------
     Total income..................                32,530,898
                                               --------------
Expenses-
  Investment advisory fee..........                15,736,342
                                               --------------
     Net investment income.........                16,794,556
                                               --------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net realized loss on investment transactions     (511,006,089)
Net realized gain on closed or expired option
  contracts written................                   601,592
                                               --------------
Net realized loss on investments...              (510,404,497)
Net change in unrealized depreciation of
  investments.....................               (400,290,188)
                                               --------------
     Net loss on investments.......              (910,694,685)
                                               --------------
     Net change in net assets resulting
      from operations..............             $(893,900,129)
                                               --------------
                                               --------------

                                  Statement of Changes in Net Assets
                                Years Ended December 31, 2001 and 2000

                                                           2001            2000
                                                           ----            ----
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net investment income.....................           $  16,794,556    $   24,599,670
Net realized gain (loss) on investments...            (510,404,497)      871,424,479
Net change in unrealized appreciation or depreciation
  of investments..........................            (400,290,188)   (1,140,123,777)
                                                      ------------     -------------
    Net change in net assets resulting from
      operations                                      (893,900,129)     (244,099,628)
                                                      ------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS-
Net investment income.....................              (8,963,088)      (15,555,175)
Net realized gain on investments..........            (909,201,391)     (823,110,265)
                                                      ------------     -------------
    Total distributions...................            (918,164,479)     (838,665,440)
                                                      ------------     -------------
CAPITAL STOCK TRANSACTIONS-
Proceeds from sale of shares..............              96,485,617       232,805,776
Reinvested dividend distributions.........             918,164,479       838,665,440
Cost of shares redeemed...................            (290,524,885)     (206,341,987)
                                                      ------------     -------------
    Net increase in net assets resulting from capital
      stock transactions..................             724,125,211       865,129,229
                                                      ------------     -------------
    Net change in net assets..............          (1,087,939,397)     (217,635,839)
NET ASSETS:
Beginning of period.......................           4,695,653,704     4,913,289,543
                                                      ------------     -------------
End of period (including undistributed net
  investment income of $16,502,990 and
  $8,893,727, respectively)                         $3,607,714,307    $4,695,653,704
                                                      ------------     -------------
                                                      ------------     -------------

               The accompanying notes are an integral part of the financial statements.

                                  Statement of Assets and Liabilities
                                           December 31, 2001

ASSETS:
  Investments in securities, at value
   (cost, $6,392,994)..............            $  6,446,028
  Cash.............................                     493
  Receivable for investment securities sold           4,658
  Dividend and interest receivable.                   1,959
                                               ------------
     Total assets..................               6,453,138
                                               ------------

LIABILITIES:
  Payable for investment securities purchased       531,684
                                               ------------
     Total liabilities.............                 531,684
                                               ------------
NET ASSETS.........................            $  5,921,454
                                               ------------
                                               ------------

NET ASSETS CONSIST OF:
  Paid-in capital (587,298 shares of capital
   stock outstanding)..............            $  5,883,210
  Undistributed net investment income                   194
  Accumulated net realized loss from sale of
   investments and foreign currency transactions    (14,984)
  Unrealized net appreciation of investments and
   on translation of assets and liabilities in
   foreign currencies..............                  53,034
                                               ------------
NET ASSETS.........................            $  5,921,454
                                               ------------
                                               ------------
Net asset value and public offering price per share
  ($5,921,454 divided by 587,298 shares of capital
  stock outstanding)...............                  $10.08
                                               ------------
                                               ------------

                                        Statement of Operations
                                 For the period from November 30, 2001
                                  (effective date) to December 31, 2001

INVESTMENT INCOME:
Income-
  Dividend income..................             $     2,665
  Interest income..................                   1,028
                                               ------------
     Total income..................                   3,693
                                               ------------
Expenses-
  Investment advisory fee..........                   3,477
                                               ------------
     Net investment income.........                     216
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on investment transactions        (14,984)
Net realized loss on foreign currency
  transactions...............                           (22)
                                               ------------
Net realized loss on investments and foreign
  currency transactions............                 (15,006)
                                               ------------
Net change in unrealized appreciation
  of investments.............                        53,034
                                               ------------
     Net gain on investments and foreign
      currency................                       38,028
                                               ------------
     Net increase in net assets resulting
      from operations..............             $    38,244
                                               ------------
                                               ------------

                                  Statement of Changes in Net Assets
                                 For the period from November 30, 2001
                                 (effective date) to December 31, 2001

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net investment income.....................                          $        216
Net realized loss on investments and foreign
  currency transactions...................                               (15,006)
Net change in unrealized appreciation or depreciation
  of investments and on translation of assets and liabilities
  in foreign currencies...................                                53,034
                                                                    ------------
    Net increase in net assets resulting from operations                  38,244
                                                                    ------------
CAPITAL STOCK TRANSACTIONS-
Proceeds from sale of shares..............                             5,883,210
                                                                    ------------
    Net increase in net assets resulting from capital
      stock transactions..................                             5,883,210
                                                                    ------------
    Net increase in net assets............                             5,921,454
NET ASSETS:
Beginning of period.......................                                    --
                                                                    ------------
End of period (including undistributed net investment
  income of $194).........................                          $  5,921,454
                                                                    ------------
                                                                    ------------

               The accompanying notes are an integral part of the financial statements.

                                         LB Series Fund, Inc.
                                      TRP Growth Stock Portfolio
                                         Financial Statements
                                         LB Series Fund, Inc.
                                            Value Portfolio
                                         Financial Statements

                                  Statement of Assets and Liabilities
                                           December 31, 2001

ASSETS:
  Investments in securities, at value
   (cost, $7,231,044)..............                 $  7,303,940
  Cash.............................                          512
  Receivable for investment securities sold               75,136
  Dividend and interest receivable.                        3,309
                                                    ------------
     Total assets..................                    7,382,897
                                                    ------------

LIABILITIES:
  Payable for investment securities purchased          1,134,922
                                                    ------------
     Total liabilities.............                    1,134,922
                                                    ------------
NET ASSETS.........................                 $  6,247,975
                                                    ------------
                                                    ------------

NET ASSETS CONSIST OF:
  Paid-in capital (615,036 shares of capital
   stock outstanding)..............                 $  6,171,693
  Undistributed net investment income                      1,820
  Accumulated net realized gain from sale of
   investments and foreign currency transactions           1,712
  Unrealized net appreciation of investments and
   on translation of assets and liabilities in
   foreign currencies..............                       72,750
                                                    ------------
NET ASSETS.........................                 $  6,247,975
                                                    ------------
                                                    ------------
Net asset value and public offering price per share
  ($6,247,975 divided by 615,036 shares of capital
  stock outstanding)...............                       $10.16
                                                    ------------
                                                    ------------

                                        Statement of Operations
                                 For the period from November 30, 2001
                                  (effective date) to December 31, 2001

INVESTMENT INCOME:
Income-
  Dividend income..................                 $      4,068
  Interest income..................                        1,050
                                                    ------------
     Total income..................                        5,118
                                                    ------------
Expenses-
  Investment advisory fee..........                        3,510
                                                    ------------
     Net investment income.........                        1,608
                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investment transactions               1,712
Net realized gain on foreign currency transactions           212
                                                    ------------
Net realized gain on investments and foreign
  currency transactions............                        1,924
                                                    ------------
Net change in unrealized appreciation
   of investments.............                            72,896
Net change in unrealized appreciation
  on translation of assets and liabilities
  in foreign currencies................                     (146)
                                                    ------------
Net change in unrealized appreciation of
  investments and on translation of assets
  and liabilities in foreign currencies.....              72,750
                                                    ------------
     Net gain on investments and foreign currency         74,674
                                                    ------------
     Net increase in net assets resulting
      from operations..............                 $     76,282
                                                    ------------
                                                    ------------

                                  Statement of Changes in Net Assets
                                 For the period from November 30, 2001
                                 (effective date) to December 31, 2001

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net investment income.....................          $      1,608
Net realized gain on investments and foreign
  currency transactions...................                 1,924
Net change in unrealized appreciation or
  depreciation of investments and on
  translation of assets and liabilities
  in foreign currencies...................                72,750
                                                    ------------
    Net increase in net assets resulting
     from operations                                      76,282
                                                    ------------
CAPITAL STOCK TRANSACTIONS-
Proceeds from sale of shares..............             6,171,693
                                                    ------------
    Net increase in net assets resulting
      from capital stock transactions.....             6,171,693
                                                    ------------
    Net increase in net assets............             6,247,975
NET ASSETS:
Beginning of period.......................                    --
                                                    ------------
End of period (including undistributed net
  investment income of $1,820)............          $  6,247,975
                                                    ------------
                                                    ------------

               The accompanying notes are an integral part of the financial statements.

                                  Statement of Assets and Liabilities
                                           December 31, 2001

ASSETS:
  Investments in securities, at value
   (cost, $8,033,223)..............                $   8,099,151
  Cash.............................                       14,959
  Dividend and interest receivable.                        3,681
                                                    ------------
     Total assets..................                    8,117,791
                                                    ------------

LIABILITIES:
  Payable for investment securities purchased          1,193,231
                                                    ------------
     Total liabilities.............                    1,193,231
                                                    ------------
NET ASSETS.........................                 $  6,924,560
                                                    ------------
                                                    ------------

NET ASSETS CONSIST OF:
  Paid-in capital (682,882 shares of capital
   stock outstanding)..............                 $  6,856,869
  Undistributed net investment income                      3,866
  Accumulated net realized loss from sale
   of investments..................                       (2,103)
  Unrealized net appreciation of investments              65,928
                                                    ------------
NET ASSETS.........................                 $  6,924,560
                                                    ------------
                                                    ------------
Net asset value and public offering price per share
  ($6,924,560 divided by 682,882 shares of capital
  stock outstanding)...............                       $10.14
                                                    ------------
                                                    ------------

                                         Statement of Operations
                                 For the period from November 30, 2001
                                  (effective date) to December 31, 2001

INVESTMENT INCOME:
Income-
  Dividend income..................                  $     5,240
  Interest income..................                        1,279
                                                    ------------
     Total income..................                        6,519
                                                    ------------
Expenses-
  Investment advisory fee..........                        2,653
                                                    ------------
     Net investment income.........                        3,866
                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net realized loss on investment transactions              (2,103)
Net change in unrealized appreciation of
  investments......................                       65,928
                                                    ------------
     Net gain on investments.......                       63,825
                                                    ------------
     Net increase in net assets resulting
      from operations..............                 $     67,691
                                                    ------------
                                                    ------------

                                  Statement of Changes in Net Assets
                                 For the period from November 30, 2001
                                 (effective date) to December 31, 2001

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net investment income.....................          $      3,866
Net realized loss on investments..........                (2,103)
Net change in unrealized appreciation or
  depreciation of investments.............                65,928
                                                    ------------
    Net increase in net assets resulting
      from operations                                     67,691
                                                    ------------
CAPITAL STOCK TRANSACTIONS-
Proceeds from sale of shares..............             6,856,869
                                                    ------------
    Net increase in net assets resulting
      from capital stock transactions.....             6,856,869
                                                    ------------
    Net increase in net assets............             6,924,560
NET ASSETS:
Beginning of period.......................                    --
                                                    ------------
End of period (including undistributed net
  investment income of $3,866)............          $  6,924,560
                                                    ------------
                                                    ------------

               The accompanying notes are an integral part of the financial statements.

                                         LB Series Fund, Inc.
                                         High Yield Portfolio
                                         Financial Statements
                                         LB Series Fund, Inc.
                                           Income Portfolio
                                         Financial Statements

                                  Statement of Assets and Liabilities
                                           December 31, 2001

ASSETS:
  Investments in securities, at value
   (cost, $1,295,022,463)..........               $  977,798,772
  Cash.............................                    2,806,617
  Receivable for investment securities sold            3,859,588
  Interest and dividends receivable                   24,777,430
                                                  --------------
     Total assets..................                1,009,242,407
                                                  --------------

LIABILITIES:
  Payable for investment securities purchased          1,480,500
  Payable for variation margin on open
   futures contracts...............                       60,000
                                                  --------------
     Total liabilities.............                    1,540,500
                                                  --------------
NET ASSETS.........................               $1,007,701,907
                                                  --------------
                                                  --------------

NET ASSETS CONSIST OF:
  Paid-in capital (186,305,517 shares of capital
   stock outstanding)..............               $1,821,245,713
  Accumulated net realized loss from sale
   of investments..................                 (496,412,458)
  Unrealized net depreciation of investments        (317,131,348)
                                                  --------------
NET ASSETS.........................               $1,007,701,907
                                                  --------------
                                                  --------------
Net asset value and public offering price per share
  ($1,007,701,907 divided by 186,305,517 shares of
  capital stock outstanding).......                       $ 5.41
                                                  --------------
                                                  --------------

                                     Year Ended December 31, 2001

INVESTMENT INCOME:
Income-
  Interest income..................                $ 133,814,071
  Dividend income..................                   13,160,301
                                                  --------------
     Total income..................                  146,974,372
                                                  --------------
Expenses-
  Investment advisory fee..........                    4,403,613
                                                  --------------
     Net investment income.........                  142,570,759
                                                  --------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net realized loss on investment transactions        (415,453,986)
Net realized loss on closed futures contracts           (286,583)
                                                  --------------
Net realized loss on investments...                 (415,740,569)
Net change in unrealized appreciation of
   investments....................                   232,507,222
                                                  --------------
     Net loss on investments.......                 (183,233,347)
                                                  --------------
     Net change in net assets resulting
      from operations..............                $ (40,662,588)
                                                  --------------
                                                  --------------

                                  Statement of Changes in Net Assets
                                Years Ended December 31, 2001 and 2000

                                                           2001            2000
                                                           ----            ----
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net investment income.....................          $  142,570,759    $  173,243,505
Net realized loss on investment transactions          (415,740,569)      (65,526,382)
Net change in unrealized appreciation or
  depreciation of investments.............             232,507,222      (409,484,333)
                                                      ------------     -------------
    Net change in net assets resulting from
      operations                                       (40,662,588)     (301,767,210)
                                                      ------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS-
Net investment income.....................            (142,570,759)     (172,850,036)
                                                      ------------     -------------
CAPITAL STOCK TRANSACTIONS-
Proceeds from sale of shares..............              17,570,698        40,219,909
Reinvested dividend distributions.........             143,433,855       171,986,940
Cost of shares redeemed...................            (120,393,487)     (113,001,798)
                                                      ------------     -------------
    Net increase in net assets resulting from capital
      stock transactions..................              40,611,066        99,205,051
                                                      ------------     -------------
    Net change in net assets..............            (142,622,281)     (375,412,195)
NET ASSETS:
Beginning of period.......................           1,150,324,188     1,525,736,383
                                                    --------------    --------------
End of period.............................          $1,007,701,907    $1,150,324,188
                                                    --------------    --------------
                                                    --------------    --------------

               The accompanying notes are an integral part of the financial statements.

                                  Statement of Assets and Liabilities
                                           December 31, 2001

ASSETS:
  Investments in securities, at value
   (cost, $1,418,650,187)..........               $1,410,340,422
  Cash.............................                       11,356
  Receivable for investment securities sold            1,295,792
  Interest and dividends receivable                   13,742,279
                                                  --------------
     Total assets..................                1,425,389,849
                                                  --------------

LIABILITIES:
  Open options written, at value (premium
   received $56,628 )..............                       49,219
  Payable for investment securities purchased        200,814,688
  Payable for variation margin on open
   futures contracts...............                      340,703
                                                  --------------
     Total liabilities.............                  201,204,610
                                                  --------------
NET ASSETS.........................               $1,224,185,239
                                                  --------------
                                                  --------------

NET ASSETS CONSIST OF:
  Paid-in capital (124,931,398 shares of capital
   stock outstanding)..............               $1,246,185,025
  Accumulated net realized loss from sale
   of investments..................                  (14,378,759)
  Unrealized net depreciation of investments          (7,621,027)
                                                  --------------
NET ASSETS.........................               $1,224,185,239
                                                  --------------
                                                  --------------
Net asset value and public offering price per share
  ($1,224,185,239 divided by 124,931,398 shares
  of capital stock outstanding)....                       $ 9.80
                                                  --------------
                                                  --------------

                                        Statement of Operations
                                     Year Ended December 31, 2001

INVESTMENT INCOME:
Income-
  Interest income..................                 $ 76,069,214
  Dividend income..................                      603,410
                                                  --------------
     Total income..................                   76,672,624
                                                  --------------
Expenses-
  Investment advisory fee..........                    4,702,608
                                                  --------------
     Net investment income.........                   71,970,016
                                                  --------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net realized gain on investment transactions          31,325,373
Net realized gain on closed or expired option
  contracts written................                      230,441
Net realized loss on closed futures contracts         (2,214,454)
                                                  --------------
Net realized gain on investments...                   29,341,360
Net change in unrealized depreciation of
  investments......................                  (19,895,287)
                                                  --------------
     Net gain on investments.......                    9,446,073
                                                  --------------
     Net increase in net assets resulting
      from operations..............                 $ 81,416,089
                                                  --------------
                                                  --------------

                                  Statement of Changes in Net Assets
                                Years Ended December 31, 2001 and 2000

                                                           2001            2000
                                                           ----            ----
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net investment income.....................          $   71,970,016    $   71,610,742
Net realized gain (loss) on investment transactions     29,341,360       (15,045,229)
Net change in unrealized appreciation or depreciation
  of investments..........................             (19,895,287)       47,753,954
                                                      ------------     -------------
    Net increase in net assets resulting from
      operations                                        81,416,089       104,319,467
                                                      ------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS-
Net investment income.....................             (71,970,016)      (71,610,742)
                                                      ------------     -------------
CAPITAL STOCK TRANSACTIONS-
Proceeds from sale of shares..............             107,705,401        30,137,846
Reinvested dividend distributions.........              72,347,798        71,232,960
Cost of shares redeemed...................             (60,325,998)     (105,072,128)
                                                      ------------     -------------
    Net increase in net assets resulting from
      capital stock transactions..........             119,727,201        (3,701,322)
                                                      ------------     -------------
    Net increase in net assets............             129,173,274        29,007,403
NET ASSETS:
Beginning of period.......................           1,095,011,965     1,066,004,562
                                                    --------------    --------------
End of period.............................          $1,224,185,239    $1,095,011,965
                                                    --------------    --------------
                                                    --------------    --------------

               The accompanying notes are an integral part of the financial statements.

                                         LB Series Fund, Inc.
                                    Limited Maturity Bond Portfolio
                                         Financial Statements
                                         LB Series Fund, Inc.
                                        Money Market Portfolio
                                         Financial Statements

                                  Statement of Assets and Liabilities
                                           December 31, 2001

ASSETS:
  Investments in securities, at value
   (cost, $23,511,694).............                 $ 23,386,918
  Cash.............................                       10,047
  Receivable for investment securities sold              516,719
  Interest receivable..............                      122,695
                                                    ------------
     Total assets..................                   24,036,379
                                                    ------------

LIABILITIES:
  Payable for investment securities purchased          2,560,313
                                                    ------------
     Total liabilities.............                    2,560,313
                                                    ------------
NET ASSETS.........................                 $ 21,476,066
                                                    ------------
                                                    ------------

NET ASSETS CONSIST OF:
  Paid-in capital (2,166,626 shares of capital
   stock outstanding)..............                 $ 21,645,382
  Accumulated net realized loss from sale
   of investments..................                      (44,540)
  Unrealized net depreciation of investments            (124,776)
                                                    ------------
NET ASSETS.........................                 $ 21,476,066
                                                    ------------
                                                    ------------
Net asset value and public offering price per share
  ($21,476,066 divided by 2,166,626 shares of capital
  stock outstanding)...............                       $ 9.91
                                                    ------------
                                                    ------------

                                        Statement of Operations
                                 For the period from November 30, 2001
                                  (effective date) to December 31, 2001

INVESTMENT INCOME:
Income-
  Interest income..................                 $     61,838
                                                    ------------
     Total income..................                       61,838
                                                    ------------
Expenses-
  Investment advisory fee..........                        6,787
                                                    ------------
     Net investment income.........                       55,051
                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net realized loss on investment transactions             (44,540)
Net change in unrealized depreciation of
  investments......................                     (124,776)
                                                    ------------
     Net loss on investments.......                     (169,316)
                                                    ------------
     Net change in net assets resulting
      from operations..............                 $   (114,265)
                                                    ------------
                                                    ------------

                                  Statement of Changes in Net Assets
                                 For the period from November 30, 2001
                                 (effective date) to December 31, 2001

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net investment income.....................           $    55,051
Net realized loss on investment transactions             (44,540)
Net change in unrealized appreciation or
  depreciation of investments.............              (124,776)
                                                    ------------
    Net change in net assets resulting from
      operations..........................              (114,265)
                                                    ------------
DISTRIBUTIONS TO SHAREHOLDERS-
Net investment income.....................               (55,051)
                                                    ------------
CAPITAL STOCK TRANSACTIONS-
Proceeds from sale of shares..............            21,590,331
Reinvested dividend distributions.........                55,051
                                                    ------------
    Net increase in net assets resulting from capital
      stock transactions..................            21,645,382
                                                    ------------
    Net increase in net assets............            21,476,066
NET ASSETS:
Beginning of period.......................                    --
                                                    ------------
End of period.............................          $ 21,476,066
                                                    ------------
                                                    ------------

               The accompanying notes are an integral part of the financial statements.

                                  Statement of Assets and Liabilities
                                           December 31, 2001

ASSETS:
  Investments in securities, at amortized
   cost and value..................                 $407,022,334
  Cash.............................                       48,150
  Interest receivable..............                      623,259
                                                    ------------
     Total assets..................                  407,693,743
                                                    ------------
NET ASSETS.........................                 $407,693,743
                                                    ------------
                                                    ------------

NET ASSETS CONSIST OF:
  Paid-in capital (407,693,743 shares of capital
   stock outstanding)..............                 $407,693,743
                                                    ------------
                                                    ------------
Net asset value and public offering price per share
  ($407,693,743 divided by 407,693,743 shares of
  capital stock outstanding).......                       $ 1.00
                                                    ------------
                                                    ------------

                                        Statement of Operations
                                     Year Ended December 31, 2001

INVESTMENT INCOME:
Income-
  Interest income..................                 $ 15,353,934
                                                    ------------
Expenses-
  Investment advisory fee..........                    1,477,791
                                                    ------------
     Net investment income.........                 $ 13,876,143
                                                    ------------
                                                    ------------

                                  Statement of Changes in Net Assets
                                Years Ended December 31, 2001 and 2000

                                                           2001            2000
                                                           ----            ----
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net investment income.....................           $  13,876,143     $  16,466,698
                                                    --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS-
Net investment income.....................             (13,876,143)      (16,466,698)
                                                    --------------    --------------
CAPITAL STOCK TRANSACTIONS-
Proceeds from sale of shares..............             186,981,346       105,809,265
Reinvested dividend distributions.........              13,976,067        16,366,775
Cost of shares redeemed...................             (84,929,716      (125,392,921)
                                                    --------------    --------------
    Net increase in net assets resulting from capital
      stock transactions..................             116,027,697        (3,216,881)
                                                    --------------    --------------
    Net change in net assets..............             116,027,697        (3,216,881)
NET ASSETS:
Beginning of period.......................             291,666,046       294,882,927
                                                    --------------    --------------
End of period.............................            $407,693,743      $291,666,046
                                                    --------------    --------------
                                                    --------------    --------------

               The accompanying notes are an integral part of the financial statements.

                                         LB Series Fund, Inc.
                                         Financial Highlights
                          For a share outstanding throughout each period (a)

                                                      Years ended December 31,
                                           -------------------------------------------------
OPPORTUNITY GROWTH PORTFOLIO                    2001       2000       1999       1998       1997
                                                ----       ----       ----       ----       ----
Net asset value, beginning of period..         $13.25     $14.10     $11.06     $11.55     $11.50
                                               ------     ------     ------     ------     ------
Income From Investment Operations -
  Net investment income (loss)........           0.02       0.04      (0.01)      0.03       0.06
  Net realized and unrealized gain
    (loss) on investments (b).........          (2.36)     (0.89)      3.05      (0.37)      0.05
                                               ------     ------     ------     ------     ------
    Total from investment operations..          (2.34)     (0.85)      3.04      (0.34)      0.11
                                               ------     ------     ------     ------     ------
Less Distributions -
  Dividends from net investment income          (0.04)        --         --      (0.03)     (0.06)
  Distributions from net realized
    gain on investments...............          (0.66)        --         --      (0.12)        --
                                               ------     ------     ------     ------     ------
    Total distributions...............          (0.70)        --         --      (0.15)     (0.06)
                                               ------     ------     ------     ------     ------
Net asset value, end of period........         $10.21     $13.25     $14.10     $11.06     $11.55
                                               ------     ------     ------     ------     ------
                                               ------     ------     ------     ------     ------
Total investment return at net asset
   value (c)                                   (18.01%)    (6.05%)    27.55%     (2.99%)     0.93%
Net assets, end of period ($ millions)          $361.1     $457.4     $436.9     $372.2     $391.5
Ratio of expenses to average net assets          0.40%      0.40%      0.40%      0.40%      0.40%
Ratio of net investment income to
  average net assets..................           0.19%      0.26%     (0.09%)     0.30%      0.65%
Portfolio turnover rate...............            138%       147%        60%       134%       147%

                                    For the period from
                                     November 30, 2001
                                    (effective date) to
FTI SMALL CAP GROWTH PORTFOLIO       December 31, 2001
                                     -----------------
Net asset value, beginning of period..      $10.00
                                            ------
Income From Investment Operations -
  Net investment loss.................       (0.01)
  Net realized and unrealized gain
    (loss) on investments (b).........        0.56
                                            ------
    Total from investment operations..        0.55
                                            ------
Net asset value, end of period........      $10.55
                                            ------
                                            ------
Total investment return at net asset
  value (c)                                  5.50%
Net assets, end of period ($ millions)        $5.7
Ratio of expenses to average net assets      1.00%(d)
Ratio of net investment income to
  average net assets..................      (0.74%)(d)
Portfolio turnover rate...............         --

MID CAP GROWTH PORTFOLIO                                                   For the period from
                                                Years ended December 31,     January 30, 1998
                                                ------------------------    (effective date) to
                                                2001       2000       1999   December 31, 1998
                                                ----       ----       ----   -----------------
Net asset value, beginning of period..         $17.59     $16.62     $11.13     $10.00
                                               ------     ------     ------     ------
Income From Investment Operations -
  Net investment income...............           0.01       0.07       0.02       0.04
  Net realized and unrealized gain
    (loss) on investments (b).........          (3.39)      2.24       5.49       1.13
                                               ------     ------     ------     ------
    Total from investment operations..          (3.38)      2.31       5.51       1.17
                                               ------     ------     ------     ------
Less Distributions -
  Dividends from net investment income          (0.07)        --      (0.02)     (0.04)
  Distributions from net realized
    gain on investments...............          (1.10)     (1.34)        --         --
                                               ------     ------     ------     ------
    Total distributions...............          (1.17)     (1.34)     (0.02)     (0.04)
                                               ------     ------     ------     ------
Net asset value, end of period........         $13.04     $17.59     $16.62     $11.13
                                               ------     ------     ------     ------
                                               ------     ------     ------     ------
Total investment return at net asset
  value (c)                                   (19.74%)    13.37%     49.64%     11.62%
Net assets, end of period ($ millions)         $537.9     $588.6     $271.7      $95.7
Ratio of expenses to average net assets         0.40%      0.40%      0.40%      0.40%(d)
Ratio of net investment income to
  average net assets..................          0.12%      0.49%      0.26%      0.64%(d)
Portfolio turnover rate...............           121%       117%       148%       125%

                                     For the period from
                                      November 30, 2001
                                     (effective date) to
MFS MID CAP GROWTH PORTFOLIO          December 31, 2001
                                      -----------------
Net asset value, beginning of period..      $10.00
                                            ------
Income From Investment Operations -
  Net realized and unrealized gain
    (loss) on investments (b).........        0.60
                                            ------
Net asset value, end of period........      $10.60
                                            ------
                                            ------
Total investment return at net asset
   value (c)                                 5.99%
Net assets, end of period ($ millions)        $6.1
Ratio of expenses to average net assets      0.90%(d)
Ratio of net investment income to
  average net assets..................      (0.53%)(d)
Portfolio turnover rate...............         15%

                          See accompanying notes to the Financial Highlights.

                                                      Years ended December 31,
                                           -------------------------------------------------
WORLD GROWTH PORTFOLIO                          2001       2000       1999       1998       1997
                                                ----       ----       ----       ----       ----
Net asset value, beginning of period..         $13.83     $16.93     $12.67     $11.12     $10.95
                                               ------     ------     ------     ------     ------
Income From Investment Operations -
  Net investment income...............           0.07       0.06       0.11       0.12       0.10
  Net realized and unrealized gain
    (loss) on investments (b).........          (2.81)     (2.73)      4.21       1.74       0.21
                                               ------     ------     ------     ------     ------
    Total from investment operations..          (2.74)     (2.67)      4.32       1.86       0.31
                                               ------     ------     ------     ------     ------
Less Distributions -
  Dividends from net investment income          (0.05)        --      (0.06)     (0.21)     (0.13)
  Distributions from net realized
    gain on investments...............          (1.02)     (0.43)        --      (0.10)     (0.01)
                                               ------     ------     ------     ------     ------
    Total distributions...............          (1.07)     (0.43)     (0.06)     (0.31)     (0.14)
                                               ------     ------     ------     ------     ------
Net asset value, end of period........         $10.02     $13.83     $16.93     $12.67     $11.12
                                               ------     ------     ------     ------     ------
                                               ------     ------     ------     ------     ------
Total investment return at net asset
   value (c)                                  (21.03%)   (16.12%)    34.13%     16.75%      2.81%
Net assets, end of period ($ millions)         $440.0     $561.3     $550.1     $369.7     $287.2
Ratio of expenses to average net assets         0.85%      0.85%      0.85%      0.85%      0.85%
Ratio of net investment income to
  average net assets..................          0.68%      0.44%      0.89%      1.04%      1.08%
Portfolio turnover rate...............            30%        38%        23%        19%        19%

                                      For the period from
                                       November 30, 2001
                                      (effective date) to
FI ALL CAP GROWTH PORTFOLIO            December 31, 2001
                                       -----------------
Net asset value, beginning of period..      $10.00
                                            ------
Income From Investment Operations -
  Net realized and unrealized gain
    (loss) on investments (b).........        0.30
                                            ------
Net asset value, end of period........      $10.30
                                            ------
                                            ------
Total investment return at net asset
  value (c)                                  3.10%
Net assets, end of period ($ millions)        $6.4
Ratio of expenses to average net assets      0.95%(d)
Ratio of net investment income to
  average net assets..................      (0.36%)(d)
Portfolio turnover rate...............         29%

                                                      Years ended December 31,
                                           -------------------------------------------------
GROWTH PORTFOLIO                                2001       2000       1999       1998       1997
                                                ----       ----       ----       ----       ----
Net asset value, beginning of period..         $24.06     $30.24     $23.51     $21.58     $19.32
                                               ------     ------     ------     ------     ------
Income From Investment Operations -
  Net investment income...............           0.07       0.13       0.11       0.19       0.21
  Net realized and unrealized gain
    (loss) on investments (b).........          (4.13)     (1.18)      9.14       5.28       4.97
                                               ------     ------     ------     ------     ------
    Total from investment operations..          (4.06)     (1.05)      9.25       5.47       5.18
                                               ------     ------     ------     ------     ------
Less Distributions -
  Dividends from net investment income          (0.05)     (0.08)     (0.11)     (0.19)     (0.21)
  Distributions from net realized
    gain on investments...............          (4.70)     (5.05)     (2.41)     (3.35)     (2.71)
                                               ------     ------     ------     ------     ------
    Total distributions...............          (4.75)     (5.13)     (2.52)     (3.54)     (2.92)
                                               ------     ------     ------     ------     ------
Net asset value, end of period........         $15.25     $24.06     $30.24     $23.51     $21.58
                                               ------     ------     ------     ------     ------
                                               ------     ------     ------     ------     ------
Total investment return at net asset
  value (c)                                   (19.13%)    (4.95%)    43.61%     28.38%     30.18%
Net assets, end of period ($ millions)       $3,607.7   $4,695.7   $4,913.3   $3,320.0   $2,426.1
Ratio of expenses to average net assets         0.40%      0.40%      0.40%      0.40%      0.40%
Ratio of net investment income to
  average net assets..................          0.43%      0.48%      0.45%      0.94%      1.11%
Portfolio turnover rate...............            94%       108%       124%       152%       193%

                                     For the period from
                                      November 30, 2001
                                     (effective date) to
MFS INVESTORS GROWTH PORTFOLIO        December 31, 2001
                                      -----------------
Net asset value, beginning of period..      $10.00
                                            ------
Income From Investment Operations -
  Net realized and unrealized gain
    (loss) on investments (b).........        0.08
                                            ------
Net asset value, end of period........      $10.08
                                            ------
                                            ------
Total investment return at net asset
  value (c)                                  0.89%
Net assets, end of period ($ millions)        $5.9
Ratio of expenses to average net assets      0.80%(d)
Ratio of net investment income to
  average net assets..................       0.05%(d)
Portfolio turnover rate...............         13%

                          See accompanying notes to the Financial Highlights.

                                    For the period from
                                     November 30, 2001
                                    (effective date) to
TRP GROWTH STOCK PORTFOLIO           December 31, 2001
                                     -----------------
Net asset value, beginning of period..      $10.00
                                            ------
Income From Investment Operations -
  Net realized and unrealized gain
    (loss) on investments (b).........        0.16
                                            ------
  Net asset value, end of period......      $10.16
                                            ------
                                            ------
Total investment return at net asset
   value (c)                                 1.63%
Net assets, end of period ($ millions)        $6.2
Ratio of expenses to average net assets      0.80%(d)
Ratio of net investment income to
  average net assets..................       0.37%(d)
Portfolio turnover rate...............          3%

                                    For the period from
                                     November 30, 2001
                                    (effective date) to
VALUE PORTFOLIO                      December 31, 2001
                                     -----------------
Net asset value, beginning of period..      $10.00
                                            ------
Income From Investment Operations -
Net investment income.................        0.01
  Net realized and unrealized gain
    (loss) on investments (b).........        0.13
                                            ------
    Total from investment operations..        0.14
                                            ------
  Net asset value, end of period......      $10.14
                                            ------
                                            ------
Total investment return at net asset
  value (c)                                  1.44%
Net assets, end of period ($ millions)        $6.9
Ratio of expenses to average net assets      0.60%(d)
Ratio of net investment income to
  average net assets..................       0.87%(d)
Portfolio turnover rate...............          --

                                                      Years ended December 31,
                                           -------------------------------------------------
HIGH YIELD PORTFOLIO                            2001       2000       1999       1998       1997
                                                ----       ----       ----       ----       ----
Net asset value, beginning of period........   $6.39      $9.09      $9.16      $10.44     $10.06
                                               ------     ------     ------     ------     ------
Income From Investment Operations -
    Net investment income...................     0.78      0.99       0.99        0.99       0.98
    Net realized and unrealized gain
      (loss) on investments (b).............    (0.98)    (2.70)     (0.07)      (1.12)      0.37
                                               ------     ------     ------     ------     ------
    Total from investment operations........    (0.20)    (1.71)      0.92       (0.13)      1.35
                                               ------     ------     ------     ------     ------
Less Distributions -
  Dividends from net investment income......    (0.78)    (0.99)     (0.99)      (1.00)     (0.97)
  Distributions from net realized gain
   on investments                                  --        --         --       (0.15)        --
                                               ------     ------     ------     ------     ------
    Total distributions.....................    (0.78)    (0.99)     (0.99)      (1.15)     (0.97)
                                               ------     ------     ------     ------     ------
Net asset value, end of period..............    $5.41     $6.39      $9.09       $9.16     $10.44
                                               ------     ------     ------     ------     ------
                                               ------     ------     ------     ------     ------
Total investment return at net asset
  value (c)                                    (3.60%)   (20.56%)    10.52%     (1.50%)    14.10%
Net assets, end of period ($ millions)...... $1,007.7   $1,150.3   $1,525.7   $1,427.3   $1,344.6
Ratio of expenses to average net assets.....    0.40%      0.40%      0.40%      0.40%      0.40%
Ratio of net investment income to average
  net assets                                   12.95%     12.16%     10.71%     10.04%      9.58%
Portfolio turnover rate.....................      80%        62%        59%        71%       105%

                                                      Years ended December 31,
                                           -------------------------------------------------
INCOME PORTFOLIO                                2001       2000       1999       1998       1997
                                                ----       ----       ----       ----       ----
Net asset value, beginning of period........    $9.71      $9.41     $10.21      $9.92      $9.75
                                               ------     ------     ------     ------     ------
Income From Investment Operations -
    Net investment income...................     0.61       0.64       0.59       0.61       0.65
    Net realized and unrealized gain
      (loss) on investments (b).............     0.09       0.30      (0.80)      0.29       0.17
                                               ------     ------     ------     ------     ------
    Total from investment operations........     0.70       0.94      (0.21)      0.90       0.82
                                               ------     ------     ------     ------     ------
Less Distributions -
  Dividends from net investment income......    (0.61)     (0.64)     (0.59)     (0.61)     (0.65)
                                               ------     ------     ------     ------     ------
Net asset value, end of period..............    $9.80      $9.71      $9.41     $10.21      $9.92
                                               ------     ------     ------     ------     ------
                                               ------     ------     ------     ------     ------
Total investment return at net asset
  value (c)                                     7.38%     10.36%     (2.01%)     9.37%      8.75%
Net assets, end of period ($ millions)...... $1,224.2   $1,095.0   $1,066.0   $1,074.3     $880.4
Ratio of expenses to average net assets.....    0.40%      0.40%      0.40%      0.40%      0.40%
Ratio of net investment income to
average net assets..........................    6.12%      6.83%      6.09%      6.06%      6.68%
Portfolio turnover rate.....................     190%       136%        91%        86%       117%

                          See accompanying notes to the Financial Highlights.

                                                 For the period from
                                                  November 30, 2001
                                                 (effective date) to
LIMITED MATURITY BOND PORTFOLIO                   December 31, 2001
                                                  -----------------
Net asset value, beginning of period...........          $10.00
                                                         ------
Income From Investment Operations -
  Net investment income........................            0.03
  Net realized and unrealized gain
    (loss) on investments (b)..................           (0.09)
                                                         ------
    Total from investment operations...........           (0.06)
                                                         ------
Less Distributions -
  Dividends from net investment income.........           (0.03)
                                                         ------
Net asset value, end of period.................           $9.91
                                                         ------
                                                         ------
Total investment return at net asset value (c).          (0.61%)
Net assets, end of period ($ millions).........           $21.5
Ratio of expenses to average net assets........           0.40%(d)
Ratio of net investment income to
  average net assets...........................           3.24%(d)
Portfolio turnover rate........................             24%

                                                      Years ended December 31,
                                           -------------------------------------------------
MONEY MARKET PORTFOLIO                          2001       2000       1999       1998       1997
                                                ----       ----       ----       ----       ----
Net asset value, beginning of period........    $1.00      $1.00      $1.00      $1.00      $1.00
                                               ------     ------     ------     ------     ------
    Net investment income from investment
      operations                                 0.04       0.06       0.05       0.05       0.05
    Less: Dividends from net investment income  (0.04)     (0.06)     (0.05)     (0.05)     (0.05)
                                               ------     ------     ------     ------     ------
Net asset value, end of period..............    $1.00      $1.00      $1.00      $1.00      $1.00
                                               ------     ------     ------     ------     ------
                                               ------     ------     ------     ------     ------
Total return (c) ...........................    3.96%      6.21%      4.94%      5.32%      5.43%
Net assets, end of period ($ millions)......   $407.7     $291.7     $294.9     $193.8     $121.2
Ratio of expenses to average net assets.....    0.40%      0.40%      0.40%      0.40%      0.40%
Ratio of net investment income to average
  net assets................................    3.76%      6.03%      4.86%      5.16%      5.27%

Notes to Financial Highlights:
---------------------------------
(a) All per share amounts have been rounded to the nearest cent.
(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemption of fund shares.
(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d) Computed on an annualized basis.

               The accompanying notes are an integral part of the financial statements.

                                         LB Series Fund, Inc.
                                     Notes to Financial Statements
                                           December 31, 2001

(1) ORGANIZATION

   The LB Series Fund,  Inc. (the "Fund") is registered  under the  Investment  Company Act of 1940, as
an  open-end   investment   company.   The  Fund  is  divided  into  fourteen   separate   series  (the
"Portfolio(s)"),  each with its own investment  objective and policies.  The fourteen Portfolios of the
Fund are: Opportunity Growth Portfolio,  FTI Small Cap Growth Portfolio,  Mid Cap Growth Portfolio, MFS
Mid Cap  Growth  Portfolio,  World  Growth  Portfolio,  FI All Cap  Portfolio,  Growth  Portfolio,  MFS
Investors Growth Portfolio, TRP Growth Stock Portfolio,  Value Portfolio, High Yield Portfolio,  Income
Portfolio,  Limited Maturity Bond Portfolio and Money Market  Portfolio.  With the exception of MFS Mid
Cap Growth Portfolio,  all Portfolios  operate as diversified series of LB Series Fund, Inc. The assets of each Portfolio are segregated and each has a separate class of capital stock.
   The FTI  Small Cap  Growth  Portfolio,  MFS Mid Cap  Growth  Portfolio,  FI All Cap  Portfolio,  MFS
Investors  Growth  Portfolio,  TRP Growth Stock  Portfolio,  Value Portfolio and Limited  Maturity Bond
Portfolio's  registration  was declared  effective by the Securities  and Exchange  Commission and each began operation as a separates series of LB Series Fund, Inc. on November 30, 2001.
   The Fund  serves as the  investment  vehicle  to fund  benefits  for  variable  life  insurance  and variable  annuity  contracts  issued by Lutheran  Brotherhood  (LB) and Lutheran  Brotherhood  Variable
Insurance Products Company (LBVIP), an indirect wholly owned subsidiary of Lutheran Brotherhood.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investment Security Valuations
   Securities  traded on U.S. or foreign  securities  exchanges or included in a national market system are  valued  at the last  quoted  sales  price  at the  close of each  business  day.  Over-the-counter securities and listed  securities  for which no price is readily  available are valued at prices within the  range  of the  current  bid and  asked  prices  considered  best to  represent  the  value  in the circumstances,  based on quotes that are obtained from an independent  pricing service  approved by the
Board  of  Directors.   The  pricing  service,   in  determining  values  of  securities,   takes  into
consideration such factors as current quotations by broker/dealers,  coupon,  maturity,  quality,  type of issue,  trading  characteristics,  and other yield and risk factors it deems relevant in determining valuations.  Securities  which  cannot be valued by the  approved  pricing  service  are  valued  using valuations  obtained  from dealers that make markets in the  securities.  Exchange  listed  options and futures  contracts are valued at the last quoted sales price.  For all Portfolios  other than the Money
Market  Portfolio,  short-term  securities  with  maturities of 60 days or less remaining are valued at amortized  cost;  those with  maturities  greater  than 60 days are valued at the mean  between bid and asked  price.  Short-term  securities  held by the Money  Market  Portfolio  are valued on the basis of amortized cost (which approximates  market value),  whereby a security is valued at its cost initially, and thereafter  valued to reflect a constant  amortization to maturity of any discount or premium.  The
Money Market  Portfolio  follows  procedures  necessary to maintain a constant net asset value of $1.00 per share.  All other  securities  for which market  values are not readily  available are appraised at fair value as determined in good faith by or under the direction of the Board of Directors.

Foreign Currency Translations
   The  accounting  records of each  Portfolio are  maintained in U.S.  dollars.  Securities  and other assets and liabilities  that are denominated in foreign  currencies are translated into U.S. dollars at the daily  closing  rate of  exchange.  Foreign  currency  amounts  related to the  purchase or sale of securities  and income and  expenses  are  translated  at the exchange  rate on the  transaction  date.
Currency  gains and  losses are  recorded  from sales of  foreign  currency,  exchange  gains or losses between the trade date and settlement dates on securities  transactions,  and other  translation  gains or losses on dividends,  interest income and foreign  withholding  taxes.  The Fund does not separately report the effect of changes in foreign  exchange  rates from  changes in market  prices on  securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Federal Income Taxes
   No provision  has been made for income taxes  because the Fund's policy is to qualify as a regulated investment  company under the Internal Revenue Code and to distribute  substantially all of its taxable income  on a timely  basis.  It is also  the  intention  of each  Portfolio  to  distribute  an  amount sufficient  to avoid  imposition  of any federal  excise tax.  Each  Portfolio is treated as a separate taxable entity for federal income tax purposes.

Securities Transactions and Investment Income
   Securities  transactions  are accounted for on trade date.  Realized gains and losses on investments and unrealized  appreciation and depreciation are determined on an identified cost basis,  which is the same basis used for federal income tax purposes.
   Interest  income is  determined  on the  basis of  interest  or  discount  earned on any  short-term securities and interest  earned on all other debt  securities,  including  amortization  of discount or premium.  Dividend income is recorded on the ex-dividend date. For payment-in-kind  securities,  income is recorded on the ex-dividend date in the amount of the value received.

Distributions to Shareholders
   Dividends from net investment  income, if available,  are declared and reinvested daily for the High
Yield, Income,  Limited Maturity Bond and Money Market Portfolios,  and annually after the close of the
Fund's  fiscal  year for the  Opportunity  Growth,  FTI Small Cap Growth,  Mid Cap Growth,  MFS Mid Cap
Growth,  World  Growth,  FI All Cap,  Growth,  MFS  Investors  Growth,  TRP  Growth  Stock,  and  Value
Portfolios.  With the  exception of the Money Market  Portfolio,  net  realized  gains from  securities transactions,  if any, are  distributed  at least  annually  after the close of the Fund's fiscal year.
Short-term  gains and  losses of the Money  Market  Portfolio  are  included  in  interest  income  and distributed daily. Dividends and capital gain distributions are recorded on the ex-dividend date.
   Net  investment  income (loss) and net realized  gain (loss) may differ for financial  statement and tax purposes.  The character of  distributions  made during the year from net investment  income or net realized gains may differ from their ultimate  characterization for federal income tax purposes.  Also, due to timing of  distributions,  the year in which  amounts are  distributed  may differ from the year that the income or net realized gains were recorded.
   It is the policy of the Fund to reclassify the net effect of  permanent differences between book and taxable income to capital accounts on the statements of assets and liabilities. As a result of permanent book-to-tax differences for the year ended December 31, 2001, accumulated net realized gain or loss from the sale of investments was increased (decreased) by ($2,374), $1,500,623, ($1,629),
$222,205, $22 and ($212), respectively, for the MFS Mid Cap Growth, World Growth, FI All Cap, Growth,
MFS Investors Growth and TRP Growth Stock Portfolios. Undistributed net investment income was increased (decreased) by $3,309, $2,374, ($1,500,623), $1,629, ($222,205), ($22) and $212,
respectively, for the FTI Small Cap Growth, MFS Mid Cap Growth, World Growth, FI All Cap, Growth, MFS
Investors Growth and TRP Growth Stock Portfolios. Paid-in capital was decreased by $3,309 for the FTI
Small Cap Growth Portfolio. These reclassifications have no effect on net assets, net asset value per share, the change in net assets resulting from operations, or on the amount of income available for distribution to shareholders.

Options, Financial Futures and Forward Foreign Currency Contracts
   Each  Portfolio,  with the  exception of the Money Market  Portfolio,  may buy put and call options, write  covered call  options and buy and sell futures  contracts.  Each  Portfolio  intends to use such derivative  instruments as hedges to facilitate buying or selling  securities or to provide  protection against  adverse  movements in security  prices or interest  rates.  Each Portfolio may also enter into options and futures contracts on foreign  currencies and forward foreign currency  contracts to protect against adverse foreign exchange rate fluctuation.
   Option  contracts are valued daily and unrealized  appreciation or depreciation is recorded.  A gain or loss is  realized  upon  expiration  or  closing  of the  option  transaction.  When  an  option  is exercised,  the proceeds on sale for a written call option or the cost of a security for  purchased put and call options is adjusted by the amount of premium received or paid.
   Upon entering into a futures contract,  the Portfolio is required to deposit initial margin,  either cash or  securities  in an amount  equal to a certain  percentage  of the  contract  value.  Subsequent variation  margin  payments  are made or received  by the  Portfolio  each day.  The  variation  margin payments are equal to the daily  changes in the contract  value and are  recorded as  unrealized  gains and losses. A gain or loss is realized when the contract is closed or expires.
   Forward foreign currency  contracts are valued daily and unrealized  appreciation or depreciation is recorded  daily as the  difference  between the  contract  exchange  rate and the closing  forward rate applied to the face amount of the  contract.  A realized gain or loss is recorded at the time a forward contract is closed.

Dollar Roll Transactions
   The Income and Limited  Maturity Bond Portfolios enter into dollar roll  transactions,  with respect to  mortgage  securities  issued  by GNMA,  FNMA and  FHLMC,  in which  the  Portfolios  sell  mortgage securities and simultaneously  agree to repurchase similar (same type, coupon and maturity)  securities at a later date at an agreed  upon  price.  During  the period  between  the sale and  repurchase,  the
Portfolios  forgo  principal and interest paid on the mortgage  securities  sold.  The  Portfolios  are compensated by the interest  earned on the cash proceeds of the initial sale and from  negotiated  fees paid by brokers  offered as an  inducement  to "roll  over" its  purchase  commitments.  The Income and
Limited Maturity Bond Portfolios  earned  $6,067,773 and $5,391,  respectively,  from such fees for the year ended December 31, 2001.

When-Issued and Delayed Delivery Transactions
   Each  Portfolio  may  engage in  when-issued  or  delayed  delivery  transactions.  To the  extent a
Portfolio  engages  in  such  transactions,  it  will do so for the  purpose  of  acquiring  securities consistent with its investment  objectives and policies and not for the purpose of investment  leverage or to speculate on interest rate changes.  On the trade date,  assets are segregated on the Portfolio's records in a dollar  amount  sufficient to make payment for the  securities to be purchased.  Income is not accrued until settlement date.

Repurchase Agreements
   It is the policy of each  Portfolio to require the  custodian  bank to take  possession  of, to have legally  segregated  in the  Federal  Reserve  Book  Entry  System  or to have  segregated  within  the custodian  bank's  vault,  all  securities  held as  collateral  in  support  of  repurchase  agreement investments.  Additionally,  procedures have been  established by the Portfolio to monitor,  on a daily basis,  the market value of the repurchase  agreement's  underlying  securities to ensure the existence of a proper level of  collateral.  If the seller  defaults or if bankruptcy  proceedings  are initiated with respect to the seller,  the  realization  or retention of the  collateral  may be subject to legal proceedings.

Accounting Estimates
   The  preparation  of  financial  statements  in  conformity  with  accounting  principles  generally accepted in the United States of America  requires  management to make estimates and  assumptions  that affect  the  reported  amounts  of assets and  liabilities  and  disclosure  of  contingent  assets and liabilities  at the date of the financial  statements  and the reported  amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Revised AICPA Audit and Accounting Guide
   On January 1, 2001,  the Fund  adopted the  revised  AICPA Audit and  Accounting  Guide,  "Audits of
Investment  Companies".  In adopting the revised  Guide no changes were  required to the  accounting or reporting  policies of the Fund.  Likewise,  adoption did not impact the  financial  statements  of the
Fund as of and for the year ended December 31, 2001.

(3) INVESTMENT ADVISORY FEES AND OTHER EXPENSES

Investment Advisory Fees
   Each Portfolio pays LB, the Fund's investment  adviser,  a fee for its advisory  services.  The fees are accrued daily and paid monthly.  The fees are based on the following  annual rates of average daily net assets:
                                         Advisory
                                           Fees
                                         --------
Opportunity Growth Portfolio               0.40%
-------------------------------

FTI Small Cap Growth Portfolio
-------------------------------
First $500 million                         1.00%
Over $500 million                          0.90%

Mid Cap Growth Portfolio                   0.40%
-------------------------------

MFS Mid Cap Growth Portfolio
-------------------------------
First $500 million                         0.90%
Over $500 million                          0.80%

World Growth Portfolio                     0.85%
-------------------------------

FI All Cap Portfolio
-------------------------------
First $500 million                         0.95%
Over $500 million                          0.90%

Growth Portfolio                           0.40%
-------------------------------

MFS Investors Growth Portfolio
-------------------------------
First $500 million                         0.80%
Over $500 million                          0.70%

TRP Growth Stock Portfolio
-------------------------------
First $500 million                         0.80%
Over $500 million                          0.70%

Value Portfolio                            0.60%
-------------------------------

High Yield Portfolio                       0.40%
-------------------------------

Income Portfolio                           0.40%
-------------------------------

Limited Maturity Bond Portfolio            0.40%
-------------------------------

Money Market Portfolio                     0.40%
-------------------------------

   LB pays Franklin  Advisors,  Inc. an annual  sub-advisory  fee for the  performance of  sub-advisory services for the FTI Small Cap Growth  Portfolio.  The fee payable is equal to 0.60% for the first $200 million,  0.52% for the next $300  million,  and 0.50% for average  daily net assets over $500 million.
The total amount paid by LB to Franklin Advisors,  Inc. under the investment  sub-advisory contract for the one-month period ended December 31, 2001 was $2,679.
   LB pays Massachusetts  Financial Services Company an annual  sub-advisory fee for the performance of sub-advisory  services  for the MFS Mid Cap Growth  Portfolio.  The fee  payable is equal to 0.475% for the first $100 million,  0.42% for the next $400  million,  and 0.35% for average daily net assets over
$500  million.  The total  amount paid by LB to  Massachusetts  Financial  Services  Company  under the investment sub-advisory contract for the one-month period ended December 31, 2001 was $2,127.
   LB pays T.  Rowe  Price  International,  Inc.  an annual  sub-advisory  fee for the  performance  of sub-advisory  services  for the  World  Growth  Portfolio.  The fee  payable  is  equal to 0.45% of the
Portfolio's  average  daily net assets.  The total  amount  paid by LB to T. Rowe Price  International,
Inc. under the investment sub-advisory contract for the year ended December 31, 2001 was $2,137,712.
   LB pays Fidelity  Management & Research  Company an annual  sub-advisory  fee for the performance of sub-advisory  services  for the FI All Cap  Portfolio.  The fee payable is equal to 0.60% for the first
$100 million,  0.55% for the next $400 million,  0.50% for the next $250 million, and 0.45% for average daily net assets over $750  million.  The total  amount paid by LB to  Fidelity  Management  & Research
Company under the  investment  sub-advisory  contract for the one-month  period ended December 31, 2001 was $2,686.
   LB pays Massachusetts  Financial Services Company an annual  sub-advisory fee for the performance of sub-advisory  services for the MFS Investors Growth  Portfolio.  The fee payable is equal to 0.425% for the first $100 million,  0.40% for the next $400  million,  and 0.35% for average daily net assets over
$500  million.  The total  amount paid by LB to  Massachusetts  Financial  Services  Company  under the investment sub-advisory contract for the one-month period ended December 31, 2001 was $1,847.
   LB pays T.  Rowe  Price  Associates,  Inc.  an  annual  sub-advisory  fee  for  the  performance  of sub-advisory  services  for the TRP Growth Stock  Portfolio.  The fee payable is equal to 0.45% for the first $50 million,  0.40% for the next $450  million,  and 0.35% for average daily net assets over $500 million.  The  total  amount  paid  by LB to T.  Rowe  Price  Associates,  Inc.  under  the  investment sub-advisory contract for the one-month period ended December 31, 2001 was $1,974.
   Effective  January 1, 2002,  LB, the  investment  adviser for the Fund, has merged with and into Aid
Association for Lutherans  (AAL).  In connection with the merger,  AAL and the Fund have entered into a temporary  investment  advisory  agreement  effective  January 1, 2002,  by which AAL will serve as the investment  adviser of the Fund until  shareholders  of the Fund consider  approval of a new investment advisory  agreement  with AAL  within  150  days.  In  addition,  AAL and the Fund  have  entered  into temporary  sub-advisory  agreements  with  each of the  investment  sub-advisers  for the FTI Small Cap
Growth Portfolio,  MFS Mid Cap Growth  Portfolio,  World Growth  Portfolio,  FI All Cap Portfolio,  MFS
Investors Growth  Portfolio,  and the TRP Growth Stock  Portfolio,  effective as of January 1, 2002, by which each  sub-adviser  will continue to serve as the  sub-adviser for the  portfolio(s)  for which it currently serves as sub-adviser until shareholders of the respective  sub-advised  portfolios  consider approval of new sub-advisory  agreements  within 150 days. The scope of services and fees payable under the temporary  advisory  agreement  and the temporary  sub-advisory  agreements  are  equivalent to the services and fees under the Fund's previous  advisory  agreement with LB and the previous  sub-advisory agreements with the respective sub-advisers.

Other Expenses
   All other expenses  associated  with operating the Fund are paid or reimbursed to the Fund by LB and
LBVIP  pursuant to an Expense  Reimbursement  Agreement.  The Expense  Reimbursement  Agreement  can be
terminated at any time by the mutual  agreement of the Fund,  LB and LBVIP,  but the Fund, LB and LBVIP
currently  contemplate  that the  Expense  Reimbursement  Agreement  will  continue so long as the Fund remains in existence.
   The Fund has adopted a director  fee  deferral  plan that allows the  independent  directors  of the
Fund to defer the receipt of all or a portion of their  director  fees.  Amounts  that are deferred are invested in the LB Family of Funds until distribution in accordance with the plan.
   Certain  officers  and  non-independent  directors  of the Fund are  officers of LB and  officers or directors of LBVIP; however, they receive no compensation from the Fund.

(4) DISTRIBUTIONS FROM CAPITAL GAINS
   During  the year  ended  December  31,  2001,  distributions  from  net  realized  capital  gains of
$22,755,810,  $38,559,252,  $41,324,202 and $909,201,391,  were paid by the Opportunity Growth, Mid Cap
Growth, World Growth and Growth Portfolios,  respectively.  These distributions  related to net capital gains realized during the year ended December 31, 2000.

(5) CAPITAL LOSS CARRYOVER
   During the year ended December 31, 2001, the Income  Portfolio  utilized  $30,902,576 of its capital loss carryover  against net realized capital gains. At December 31, 2001, the following  Portfolios had accumulated net realized capital loss carryovers expiring as follows:

                Opportunity     Mid Cap        World
    Expiration     Growth        Growth        Growth
    Year          Portfolio     Portfolio     Portfolio
    ----          ---------     ---------     ---------
    2009         $ 67,123,059  $ 62,696,503  $ 10,531,973
                 ------------  ------------  ------------
                 ------------  ------------  ------------
    Expiration     Growth       High Yield     Income
    Year          Portfolio     Portfolio     Portfolio
    ----          ---------     ---------     ---------
    2006                   --  $  4,536,501            --
    2007                   --       597,597            --
    2008                   --    14,056,110   $10,443,655
    2009         $304,615,661   288,927,133            --
                 ------------  ------------  ------------
    Total        $304,615,661  $308,117,341   $10,443,655
                 ------------  ------------  ------------
                 ------------  ------------  ------------

   To the extent these  Portfolios  realize future net capital  gains,  taxable  distributions  will be
reduced  by  any  unused  capital  loss  carryovers.   Temporary  timing  differences  of  $14,276,537,
$11,161,546,  $3,056,  $7,831,114,  $11,342,  $265,723,670,   $14,984,  $1,420,  $2,103,  $188,295,117,
$3,935,104,  and  $44,540  existed  between  accumulated  net  realized  capital  gains or  losses  for financial  statement  and tax  purposes as of December  31, 2001 for the  Opportunity  Growth,  Mid Cap
Growth,  MFS Mid Cap Growth,  World Growth, FI All Cap, Growth, MFS Investors Growth, TRP Growth Stock,
Value, High Yield,  Income, and Limited Maturity Bond Portfolios,  respectively.  These differences are due  primarily  to deferral  of capital  losses for tax  purposes.  A temporary  timing  difference  of
$6,070,892  existed  between net  investment  income for  financial  statement  and tax  purposes as of
December 31, 2001 for the High Yield  Portfolio.  This  difference is due primarily to timing of income recognition for certain  defaulted debt securities for tax purposes.  A temporary timing  difference of
$237,790  existed  between  net  investment  income for  financial  statement  and tax  purposes  as of
December 31, 2001 for the World  Growth  Portfolio.  This  difference  is due  primarily to deferral of foreign currency losses for tax purposes.

(6) INVESTMENT TRANSACTIONS

Purchases and Sales of Investment Securities
   For the year  ended  December  31,  2001,  the cost of  purchases  and the  proceeds  from  sales of investment securities other than U.S. Government and short-term securities were as follows:

                                      In thousands
Portfolio                       Purchases       Sales
----------------------          ---------       -----
Opportunity Growth             $  493,025    $  482,698
FTI Small Cap Growth                4,792            --
Mid Cap Growth                    668,991       599,183
MFS Mid Cap Growth                  6,034           789
World Growth                      149,380       134,832
FI All Cap                          7,622         1,625
Growth                          3,548,345     3,555,686
MFS Investors Growth                5,940           655
TRP Growth Stock                    5,822           178
Value                               5,759            27
High Yield                        919,295       830,995
Income                          1,320,961     1,133,568
Limited Maturity Bond               8,719         1,228

   Purchases and sales of U.S. Government securities were:

                                      In thousands
Portfolio                       Purchases       Sales
----------------------          ---------       -----
FTI Small Cap Growth           $      100            --
Growth                             42,570    $   25,673
MFS Investors Growth                   98            --
TRP Growth Stock                      313            --
Value                                 164            --
Income                            994,440       958,472
Limited Maturity Bond              13,659         3,177

Investments in Restricted Securities
   The High Yield  Portfolio  owns  restricted  securities  that were  purchased  in private  placement
transactions   without   registration  under  the  Securities  Act  of  1933.  Unless  such  securities
subsequently   become  registered,   they  generally  may  be  resold  only  in  privately   negotiated
transactions  with a limited number of  purchasers.  The aggregate  value of restricted  securities was
$7,679,862  at  December  31,  2001,  which  represented  0.762% of the net  assets  of the High  Yield
Portfolio.

Investments in High Yielding Securities
   The High Yield  Portfolio  invests  primarily in high yielding fixed income  securities.  The Income
Portfolio  may also invest in  high-yielding  securities.  These  securities  will  typically be in the lower rating  categories or will be non-rated and generally  will involve more risk than  securities in the  higher  rating  categories.  Lower  rated  or  unrated  securities  are  more  likely  to react to developments  affecting market risk and credit risk than are more highly rated securities,  which react primarily to movements in the general level of interest rates.

Investments in Options and Futures Contracts
   The  movement  in the price of the  instrument  underlying  an option or  futures  contract  may not correlate  perfectly with the movement in the prices of the portfolio  securities  being hedged. A lack of correlation  could render the Fund's  hedging  strategy  unsuccessful  and could result in a loss to the Fund.  In the event that a liquid  secondary  market  would not exist,  the Fund could be prevented from entering into a closing transaction which could result in additional losses to the Fund.

Foreign Denominated Investments
   The World Growth Portfolio  invests primarily in foreign  denominated  stocks.  Foreign  denominated assets and currency contracts may involve more risks than domestic  transactions,  including:  currency risk,  political and economic risk,  regulatory risk, and market risk. The Portfolio may also invest in securities of companies located in emerging markets.  Future economic or political  developments  could adversely affect the liquidity or value, or both, of such securities.

Open Option Contracts
   The number of contracts and premium  amounts  associated with call option  contracts  written during the year ended December 31, 2001 were as follows:

                                  Growth Portfolio
                                --------------------
                                Number of    Premium
                                Contracts     Amount
                                ---------    -------
Balance at December 31, 2000     $    --    $       --
Opened                            12,325     2,286,263
Closed                            (7,727)   (1,533,053)
Expired                           (2,178)     (230,986)
Exercised                         (1,720)     (428,375)
                                 -------    ----------
Balance at December 31, 2001         700     $  93,849
                                 -------    ----------
                                 -------    ----------

                                  Income Portfolio
                                --------------------
                                Number of    Premium
                                Contracts     Amount
                                ---------    -------
Balance at December 31, 2000          --    $       --
Opened                             2,675     1,658,086
Closed                            (2,210)   (1,458,868)
Expired                             (120)       (8,105)
Exercised                           (270)     (134,485)
                                 -------    ----------
Balance at December 31, 2001          75    $   56,628
                                 -------    ----------
                                 -------    ----------

(7) LINE OF CREDIT
   The Fund,  along with the Lutheran  Brotherhood  Family of Funds,  are parties to an  unsecured  $50 million bank line of credit  agreement with State Street Bank and Trust Company.  Borrowings  under the agreement  bear  interest at the Federal  Funds rate plus 0.50%.  The  Portfolios  may borrow money for temporary  or  emergency  purposes  to fund  shareholder  redemptions.  The  Portfolios  did not borrow against the line during the year ended December 31, 2001.

(8) CAPITAL STOCK
   Authorized capital stock consists of two billion shares as follows:

                                       Shares        Par
Portfolio                            Authorized     Value
---------------------                ----------     -----
Opportunity Growth                  100,000,000    $ 0.01
FTI Small Cap                        50,000,000    $ 0.01
Mid Cap Growth                      100,000,000    $ 0.01
MFS Mid Cap Growth                   50,000,000    $ 0.01
World Growth                        100,000,000    $ 0.01
FI All Cap                           50,000,000    $ 0.01
Growth                              350,000,000    $ 0.01
MFS Investors Growth                 50,000,000    $ 0.01
TRP Growth Stock                     50,000,000    $ 0.01
Value                                50,000,000    $ 0.01
High Yield                          300,000,000    $ 0.01
Income                              200,000,000    $ 0.01
Limited Maturity Bond                50,000,000    $ 0.01
Money Market                        500,000,000    $ 0.01

   The shares of each  portfolio have equal rights and  privileges  with all shares of that  portfolio.
Shares in the Fund are currently sold only to separate accounts of LB and LBVIP.

   Transactions in capital stock were as follows:

                                                                     Portfolios
                             ----------------------------------------------------------------------------------------
                             Opportunity    FTI Small    Mid Cap       MFS Mid      World           FI
                                Growth      Cap Growth    Growth      Cap Growth    Growth        All Cap     Growth
                             -----------    ----------   --------     ----------    ------        -------     -------
Shares outstanding at
  December 31, 1999            30,977,177           --   16,341,678           --   32,490,759          --   162,478,426
  Shares sold                   4,423,442           --   15,933,143           --    7,805,885          --     8,640,910
  Shares issued on
    reinvestment of dividends
    and distributions                  --           --    1,367,430           --      907,149          --    31,707,625
  Shares redeemed                (882,756)          --     (185,620)          --     (626,883)         --    (7,699,762)
                               ----------   ----------   ----------   ----------   ----------   ---------   -----------

  Shares outstanding at
  December 31, 2000            34,517,863           --   33,456,631           --   40,576,910          --   195,127,199
  Shares sold                   1,706,940      539,761    6,646,712      571,113    3,060,335     619,666     5,758,419
  Shares issued on
    reinvestment of dividends
    and distributions           2,223,036           --    2,943,587           --    3,692,014          --    53,365,265
  Shares redeemed              (3,065,933)          --   (1,791,263)          --   (3,398,943)         --   (17,668,830)
                               ----------   ----------   ----------   ----------   ----------   ---------   -----------
Shares outstanding at
  December 31, 2001            35,381,906      539,761   41,255,667      571,113   43,930,316     619,666   236,582,053
                               ----------   ----------   ----------   ----------   ----------   ---------   -----------
                               ----------   ----------   ----------   ----------   ----------   ---------   -----------

                                                                     Portfolios
                             ----------------------------------------------------------------------------------------
                                    MFS           TRP                                           Limited
                                  Investors      Growth                High                     Maturity     Money
                                   Growth        Stock       Value     Yield       Income         Bond       Market
                                  ---------      -------     -----     -----       ------       --------     ------
Shares outstanding at
  December 31, 1999                    --           --           --  167,815,550  113,239,321          --   294,882,927
  Shares sold                          --           --           --    4,852,844    3,187,731          --   105,809,265
  Shares issued on
    reinvestment of dividends
    and distributions                  --           --           --   21,210,853    7,552,398          --    16,366,775
  Shares redeemed                      --           --           --  (13,918,045) (11,171,605)         --  (125,392,921)
                               ----------   ----------   ----------   ----------   ----------   ---------   -----------

Shares outstanding at
  December 31, 2000                    --           --           --  179,961,202  112,807,845          --   291,666,046
  Shares sold                     587,298      615,036      682,882    2,803,154   10,906,995   2,161,062   186,981,346
  Shares issued on
    reinvestment of dividends
    and distributions                  --           --           --   24,079,914    7,345,354       5,564    13,976,067
  Shares redeemed                      --           --           --  (20,538,753)  (6,128,796)         --   (84,929,716)
                               ----------   ----------   ----------   ----------   ----------   ---------   -----------
Shares outstanding at
  December 31, 2001               587,298      615,036      682,882  186,305,517  124,931,398   2,166,626   407,693,743
                               ----------   ----------   ----------   ----------   ----------   ---------   -----------
                               ----------   ----------   ----------   ----------   ----------   ---------   -----------

                            Directors and Officers of LB Series Fund, Inc.

The following table provides information about the directors and officers of LB Series Fund, Inc.
Each director also serves as a Trustee of The Lutheran Brotherhood Family of Funds, a registered investment company consisting of 11 Funds, each of which offer Class A, Class B and Institutional
Class shares. The business address of each director and officer is 625 Fourth Avenue South,
Minneapolis, Minnesota 55415.

                          Term of Office and           Principal Occupation                    Other Directorships
Name, Position and Age    Length of Time Served        During the Past 5 Years                 Held by Director
Rolf F. Bjelland*         Serves at discretion of      Retired Executive Vice President,       Director, Regis Corp.; Director, Viking
Chairman and Director     Lutheran Brotherhood         Lutheran Brotherhood since 2001;        Council of Boy Scouts of America;
Age 63                    Management; served           Executive Vice President, Lutheran      Director, Mount Olivet House and
                          since 1983                   Brotherhood from 1983 to 2000           Careview Center

Bruce J. Nicholson*       Serves at discretion of      President and Chief Executive Officer,  Director, St. Olaf Board of Regents;
Director                  Lutheran Brotherhood         Lutheran Brotherhood since 2000;        Director, Luther Seminary; Director,
Age 55                    Management;  served          President and Chief Operating           Minnesota Orchestra; Director, Danny
                          since 1995                   Officer, Lutheran Brotherhood from      Thompson Memorial; Director, Great
                                                       1999 to 2000; Executive Vice President  North Alliance; Director, Insurance
                                                       and Chief Operating Officer, Lutheran   Federation of Minnesota; Director,
                                                       Brotherhood from 1998 to 1999;          Minnesota Business Partnership
                                                       Executive Vice President and Chief
                                                       Financial Officer, Lutheran
                                                       Brotherhood from 1990 to 1998

Herbert F. Eggerding, Jr. Term expires May, 2005;      Management consultant to several
Director                  served since 1990            privately owned companies
Age 64

Noel K. Estenson          Term expires                 Retired President and Chief Executive
Director                  December, 2008;              Officer, CENEX, Inc. since 2000;
Age 63                    served since 1997            President and Chief Executive Officer,
                                                       CENEX, Inc. from 1987 to 2000;
                                                       Vice Chairman, CF Industries
                                                       from 1997 to 1999

Jodi L. Harpstead         Term expires                 President, Global Marketing and U.S.    Director, Delta Dental Plan of Minnesota
Director                  September, 2013;             Sales, Cardiac Rhythm Management
Age 45                    served since 1998            for Medtronic, Inc. since 2001;
                                                       Vice President, U.S. Cardiac Rhythm
                                                       Management for Medtronic, Inc.
                                                       from 1996 to 2001

Connie M. Levi            Term expires October,        Retired President of the Greater        Director, Norstan, Inc.
Director                  2008; served since 1993      Minneapolis Chamber of Commerce
Age 62

James R. Olson            Serves at discretion of      Senior Vice President,
President                 Lutheran Brotherhood         Lutheran Brotherhood
Age 59                    Management; served
                          since 2000

Wade M. Voigt             Serves at discretion of      Assistant Vice President, Mutual Fund
Treasurer and Principal   Lutheran Brotherhood         Accounting, Lutheran Brotherhood
Accounting Officer        Management; served
Age 45                    since 1993

John C. Bjork             Serves at discretion of      Counsel, Lutheran Brotherhood
Secretary                 Lutheran Brotherhood
Age 48                    Management; served
                          since 2000

Randall L. Boushek        Serves at discretion of      Senior Vice President and Chief
Vice President            Lutheran Brotherhood         Investment Officer, Lutheran
Age 45                    Management; served           Brotherhood from 1999 through 2001;
                          since 1998                   Vice President, Lutheran Brotherhood
                                                       from 1992 to 1999

Frederick P. Johnson      Serves at discretion of      Vice President, Investment Operations,
Vice President            Lutheran Brotherhood         Lutheran Brotherhood since 2001;
Age 39                    Management; served           Assistant Vice President, Investment
                          since 1998                   Operations, Lutheran Brotherhood
                                                       from 1994 to 2001

Brenda J. Pederson        Serves at discretion of      Vice President, Member Services,
Vice President            Lutheran Brotherhood         Lutheran Brotherhood since 2001;
Age 40                    Management; served           Assistant Vice President, Member
                          since 1998                   Services, Lutheran Brotherhood
                                                       from 1997 to 2001

Richard B. Ruckdashel     Serves at discretion of      Vice President, Marketing and
Vice President            Lutheran Brotherhood         Distribution, Lutheran Brotherhood
Age 46                    Management; served
                          since 1995

(*) "Interested person" of the Fund as defined in the Investment
Company Act of 1940 by virtue of his positions with Lutheran Brotherhood.

Additional information about the Fund's directors is contained in a Statement of Additional
Information ("SAI") dated May 1, 2001. You may obtain a copy of the SAI without charge by writing to
LB Series Fund, Inc. at 625 Fourth Avenue South, Minneapolis, Minnesota 55415, or by calling us at
(800) 990-6290.